WM STRATEGIC ASSET MANAGER
               COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS
                                  OFFERED BY
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                       ANNUITY ADMINISTRATION DEPARTMENT
                   P.O. BOX 1401, HOUSTON, TEXAS 77251-1401
                          1-800-247-6584 713/831-3505


American General Life Insurance Company ("AGL") is offering the flexible payment deferred individual annuity contracts (the "Contracts") described in this Prospectus.

You may use AGL's Separate Account D for a variable investment return under the Contracts based on one or more of the following mutual fund series of The WM Variable Trust (the "Trust"): the Strategic Growth Portfolio, the Conservative Growth Portfolio, the Balanced Portfolio, the Flexible Income Portfolio, and the Income Portfolio (the "Portfolios"), and the Money Market Fund, the Short Term High Quality Bond Fund, the Bond & Stock Fund, the Northwest Fund, the U.S. Government Securities Fund, the Income Fund, the Growth & Income Fund, the Growth Fund, the Emerging Growth Fund, and the International Growth Fund (the "Funds"). The Portfolios and the Funds together are referred to as the "Series."

You may also use AGL's guaranteed interest accumulation option. This option has a one-year guarantee period with a guaranteed interest rate.

This Prospectus is designed to provide information about the Contracts that you ought to know before investing. Please read it carefully and keep it for future reference. Information about certain aspects of the Contracts, in addition to that found in this Prospectus, has been filed with the Securities and Exchange Commission in the Statement of Additional Information (the "Statement"). The Statement, dated April 1, 1998, is incorporated by reference into this Prospectus. The "Table of Contents" of the Statement appears at page 41 of this Prospectus. You may obtain a free copy of the Statement upon written or oral request to AGL's Annuity Administration Department in our Home Office, which is located at 2727-A Allen Parkway, Houston, Texas 77019-2191. The mailing address and telephone numbers are set forth above.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE RELATED STATEMENT (OR ANY SALES LITERATURE APPROVED BY AGL) IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE
CONTRACTS ARE NOT AVAILABLE IN ALL STATES AND THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL THEREIN.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUS OF THE WM VARIABLE TRUST APPLICABLE TO THE FUNDS AND THE PORTFOLIOS.

                        Prospectus dated April 1, 1998


CONTENTS
Glossary.................................................................   4
Fee Table................................................................   7
Synopsis of Contract Provisions..........................................  11
  Minimum Investment Requirements........................................  11
  Purchase Payment Accumulation..........................................  11
  Fixed and Variable Annuity Payments....................................  11
  Changes in Allocations Among Divisions and Guarantee Periods...........  12
  Surrenders, Withdrawals and Cancellations..............................  12
  Death Proceeds.........................................................  12
  Limitations Imposed by Retirement Plans and Employers..................  13
  Communications to Us...................................................  13
  Financial and Performance Information..................................  13
Selected Accumulation Unit Data..........................................  14
AGL......................................................................  15
Separate Account D.......................................................  15
The Series...............................................................  15
  Voting Privileges......................................................  17
The Fixed Account........................................................  17
Contract Issuance and Purchase Payments..................................  19
Owner Account Value......................................................  20
  Variable Account Value.................................................  20
  Fixed Account Value....................................................  20
Transfer, Surrender and Partial Withdrawal of Owner Account Value........  21
  Transfers..............................................................  21
  Automatic Rebalancing..................................................  22
  Surrenders and Partial Withdrawals.....................................  22
Annuity Period and Annuity Payment Options...............................  23
  Annuity Commencement Date..............................................  23
  Application of Owner Account Value.....................................  23
  Fixed and Variable Annuity Payments....................................  24
  Annuity Payment Options................................................  24
  Transfers..............................................................  26
Death Proceeds...........................................................  27
  Death Proceeds Prior to the Annuity Commencement Date..................  27
  Death Proceeds After the Annuity Commencement Date.....................  28
  Proof of Death.........................................................  28
Charges Under the Contracts..............................................  28
  Premium Taxes..........................................................  28
  Surrender Charge.......................................................  29
  Transfer Charges.......................................................  30
  Annual Contract Fee....................................................  30
  Charge to Separate Account D...........................................  31
  Miscellaneous..........................................................  31
  Systematic Withdrawal Plan.............................................  31
  One-Time Reinstatement Privilege.......................................  31


                                       2


  Reduction in Surrender Charges or Administrative Charges...............  32
Long-Term Care and Terminal Illness......................................  32
  Long-Term Care.........................................................  32
  Terminal Illness.......................................................  32
Other Aspects of the Contracts...........................................  32
  Owners, Annuitants and Beneficiaries; Assignments......................  32
  Reports................................................................  33
  Rights Reserved by Us..................................................  33
  Payment and Deferment..................................................  33
Federal Income Tax Matters...............................................  34
  General................................................................  34
  Non-Qualified Contracts................................................  34
  Individual Retirement Annuities ("IRAs")...............................  36
  Roth IRAs..............................................................  37
  Simplified Employee Pension Plans......................................  37
  Simple Retirement Accounts.............................................  38
  Other Qualified Plans..................................................  38
  Private Employer Unfunded Deferred Compensation Plans..................  39
    Federal Income Tax Withholding and Reporting.........................  39
  Taxes Payable by AGL and Separate Account D............................  39
Distribution Arrangements................................................  40
Services Agreement.......................................................  40
Legal Matters............................................................  40
Other Information on File................................................  40
Contents of Statement of Additional Information..........................  41

GLOSSARY

WE, OUR AND US - American General Life Insurance Company ("AGL").

YOU AND YOUR - a reader of this Prospectus who is contemplating making purchase payments or taking any other action in connection with a Contract. This would generally be the Owner.

ACCOUNT  VALUE - the sum of your  Fixed  Account  Value and  Variable  Account
Value.

ACCUMULATION UNIT - a measuring unit used in calculating your interest in a Division of Separate Account D prior to the Annuity Commencement Date.

ANNUITANT - the person named as such in the Contract and on whose life annuity payments may be based.

ANNUITY COMMENCEMENT DATE - the date on which we begin making payments under an Annuity Payment Option, unless a lump-sum distribution is elected instead.

ANNUITY PAYMENT OPTION - one of the several forms in which you can request us to make annuity payments.

ANNUITY PERIOD - the period during which we make annuity payments under an Annuity Payment Option.

ANNUITY UNIT - a measuring unit used in calculating the amount of Variable Annuity Payments.

BENEFICIARY - the person that you designate to receive any proceeds due under a Contract following the death of an Owner or an Annuitant.

CODE - the Internal Revenue Code of 1986, as amended.

CONTINGENT ANNUITANT - a person that you designate under a Non-Qualified Contract to become the Annuitant if the Annuitant dies before the Annuity Commencement Date and the Contingent Annuitant survives the Annuitant.

CONTINGENT BENEFICIARY - a person that you designate to receive any proceeds due under a Contract following the death of an Owner or an Annuitant, if the Beneficiary has died but the Contingent Beneficiary survives at the time such proceeds become payable.

CONTRACT - an individual annuity Contract offered by this Prospectus.

CONTRACT ANNIVERSARY - each anniversary of the date of issue of the Contract.

CONTRACT YEAR - each year beginning with the date of issue of the Contract.

DIVISION - one of the several different investment options into which Separate Account D is divided.

FIXED ACCOUNT - the name of the investment alternative under which purchase payments are allocated to AGL's General Account.

FIXED ACCOUNT VALUE - the amount of your Account Value which is in the Fixed Account.

FIXED ANNUITY PAYMENTS - annuity payments that are fixed in amount and do not vary with the investment experience of any Division of Separate Account D.

GENERAL ACCOUNT - all assets of AGL other than those in Separate Account D or any other legally-segregated separate account established by AGL.

GUARANTEED INTEREST RATE - the rate of interest we credit during any Guarantee Period, on an effective annual basis.

GUARANTEE PERIOD - the period for which a Guaranteed Interest Rate is credited.

HOME  OFFICE - our  office  at the  following  addresses  and  phone  numbers:
American General Life Insurance Company, Annuity Administration Department, 2727-A Allen Parkway, Houston, Texas 77019-2191; mailing address - P.O. Box 1401, Houston, Texas 77251-1401; 1-800-247-6584 or 713-831-3505.

INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT") - a federal law governing the operations of investment companies such as the Trust and Separate Account D.

NON-QUALIFIED - not eligible for the special federal income tax treatment applicable in connection with retirement plans pursuant to Sections 401, 403, 408, or 408A of the Code.

OWNER - the holder of record of a Contract, except that the employer or trustee may be the Owner of the Contract in connection with a retirement plan.

QUALIFIED - eligible for the special federal income tax treatment applicable in connection with retirement plans pursuant to sections 401, 403, 408, or 408A of the Code.

SEPARATE ACCOUNT D - the segregated asset account referred to as American General Life Insurance Company Separate Account D established to receive and invest purchase payments allocated to the Divisions under the Contracts.

SERIES - An individual investment fund or portfolio available for investment under the Contracts. Currently, the Series available under the Contracts are the Funds and the Portfolios of The WM Variable Trust.

SURRENDER CHARGE - a charge for sales expenses that may be assessed upon surrenders of and payments of certain other amounts from a Contract.

VALUATION DATE - all days on which we are open for business except, with respect to any Division, days on which the related Series does not value its shares.

VALUATION PERIOD - the period that starts at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the exchange on the next succeeding Valuation Date.

VARIABLE ANNUITY PAYMENTS - annuity payments that vary in amount based on the investment experience of one or more of the Divisions of Separate Account D.

VARIABLE ACCOUNT VALUE - the amount of your Account Value that is in Separate Account D.

WRITTEN - signed, dated, in form and substance satisfactory to us and received at our Home Office. See "Synopsis of Contract Provisions - Communications to Us." You must use special forms provided by us or your sales representative to authorize telephone transfers, elect an Annuity Option or exercise your one-time reinstatement privilege.

FEE TABLE

      The purpose of this Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly pursuant to your Contract. The Fee Table reflects all expenses of Separate Account D, the Portfolios and the Funds, but does not include state premium taxes or similar assessments that may be imposed by your state. For a more complete description of the expenses of Separate Account D, see "Charges Under the Contracts." For a more complete description of the expenses of the Portfolios and the Funds, see the prospectus for the Trust.


PARTICIPANT TRANSACTION CHARGES
       Front-End Sales Charge Imposed on Purchases .....................    0%
       Maximum Surrender Charge1........................................  7.0%
       (computed as a percentage of purchase payments)
       Transfer Fee.....................................................  $ 0 (2)

ANNUAL CONTRACT FEE (3).................................................  $35

SEPARATE ACCOUNT D ANNUAL EXPENSES (as a percentage of average daily net asset value)

       Mortality and Expense Risk Charge................................ 1.25%
       Administrative Expense Charge....................................  .15%
         Total Separate Account D Annual Expenses....................... 1.40%

(1) This charge does not apply or is reduced under certain circumstances. See "Surrender Charge"

(2) This charge is $25 after the twelfth transfer (unless such transfer is associated with the dollar cost averaging program, special automatic transfer plans, or Automatic Rebalancing; see "Transfers" and "Automatic Rebalancing") during each Contract Year prior to the Annuity Commencement Date.

(3) This charge is waived for cumulative premiums of $50,000 or more and is not imposed during the Annuity Period. See "Annual Contract Fee."

PORTFOLIO AND UNDERLYING FUND EXPENSES

ANNUAL OPERATING EXPENSES OF THE PORTFOLIOS AND OF THE FUNDS
(as percentage of average net assets)


                                                                                          Total Operating
 Portfolios                               Management Fees         Other Expenses           Expenses (1)
 ----------                               ---------------         --------------          ---------------
Strategic Growth Portfolio                   0.10%                   0.25%                   0.35%
Conservative Growth Portfolio                0.10%                   0.25%                   0.35%
Balanced Portfolio                           0.10%                   0.25%                   0.35%
Flexible Income Portfolio                    0.10%                   0.24%                   0.34%
Income Portfolio (2)                         0.10%                   0.25%                   0.35%


                                                                                           Total Operating
                                                                  Other Expenses           Expenses After
                                                                 After Fee Waivers         Fee Waivers and
 Funds                                    Management Fees        and Credits (3,4)          Credits (3,4)
 -----                                    ---------------         --------------          ---------------
Money Market Fund                            0.40%                   0.35%                   0.75%
Short Term High Quality Bond Fund            0.50%                   0.50%                   1.00%
Bond & Stock Fund                            0.63%                   0.87%                   1.50%
Northwest Fund                               0.63%                   0.87%                   1.50%
U.S. Government Securities Fund              0.60%                   0.30%                   0.90%
Income Fund                                  0.65%                   0.31%                   0.96%
Growth & Income Fund                         0.80%                   0.28%                   1.25%
Growth Fund                                  0.89%                   0.29%                   1.18%
Emerging Growth Fund                         0.88%                   0.32%                   1.20%
International Growth Fund                    0.93%                   0.42%                   1.35%

(1) The Total Operating Expenses of the Portfolios, combined with the Total Operating Expenses of the Underlying Funds, is set out under "Annual Operating Expenses of the Portfolios and Underlying Funds Combined," immediately below.

(2) Because the Income Portfolio has no operating history, Other Expenses and Total Operating Expenses have been estimated for the 1997 fiscal year.

(3) The Other Expenses for the Money Market Fund, Short Term High Quality Bond Fund, U.S. Government Securities Funds, Income Fund, Growth & Income Fund, Growth Fund, Emerging Growth Fund, and International Growth Fund are based on 1997 operating experience, which have been restated to reflect current expenses and the modification of certain voluntary fee waivers and credits allowed by the custodian. Absent fee waivers and credits allowed by the custodian, the total annual operating expenses for the Money Market Fund, Short Term High Quality Bond Fund, U.S. Government Securities Fund, Income Fund, Growth & Income Fund , Growth Fund, Emerging Growth Fund, and International Growth Fund for the 1997 fiscal year would have been 0.85%, 1.03%, 0.91%, 0.96%, 1.08%, 1.19%,
      1.21% and 1.36% respectively.

(4) Because the Bond & Stock Fund and the Northwest Fund have no operating history, Other Expenses and Total Operating Expenses have been estimated for the 1997 fiscal year.

Annual Operating Expenses of the Portfolios and Underlying Funds Combined

Because each Portfolio will invest in Funds of the Trust, in the WM High Yield Fund (a series of WM Trust I) and in the WM Prime Income Fund, you will indirectly bear certain expenses associated with those Funds. Set out below are estimated combined annual expenses for each Portfolio and the Funds in which that Portfolio may invest. The estimates are based upon estimated expenses of each Portfolio for the current year and actual expenses of the underlying Funds for the fiscal year ended December 31, 1997, which have been restated to reflect current expenses and the modifications of certain voluntary waivers and credits allowed by the custodian. (Because the Bond & Stock Fund and the Northwest Fund have no operating history, expenses have been estimated for the 1997 fiscal year.) Please refer to the Trust prospectus for more details.

The estimates assume a constant allocation by each Portfolio (other than the Income Portfolio) of its assets among the Funds identical to its actual allocation at December 31, 1997. Estimates for the Income Portfolio reflect the range of combined expenses assuming allocation by the Income Portfolio of its assets among the Funds in a manner that would, within its permissible asset allocation parameters, result in the lowest and highest combined expenses.


 Portfolios                        Combined Total Operating Expenses (5)
 ----------                        -------------------------------------
Strategic Growth Portfolio                     1.48%
Conservative Growth Portfolio                  1.45%
Balanced Portfolio                             1.36%
Flexible Income Portfolio                      1.25%
Income Portfolio                               1.16% to 1.35%

(5) Absent underlying fund fee waivers and credits allowed by the custodian, the combined annual expenses for each Portfolio are estimated to be:
      Strategic Growth Portfolio, 1.50%; Conservative Growth Portfolio, 1.47%; Balanced Portfolio, 1.40%; Flexible Income Portfolio, 1.30%; and Income Portfolio, 1.27% to 1.38%.

EXAMPLES

If you surrender your Contract (or if you commence an Annuity Payment Option under circumstances where a Surrender Charge is payable (1) at the end of the applicable time period, you would pay the following expenses (2) on a $1,000 investment in each of the Series below, assuming a 5% annual return on assets:


                                     1 YEAR          3 YEARS           5 YEARS(3)       10 YEARS(3)
                                     ------          -------           -------          --------
Strategic Growth Portfolio            $93            $137              N/A              N/A
ConservativeGrowth Portfolio          $93            $136              N/A              N/A
Balanced Portfolio                    $92            $133              N/A              N/A
Flexible Income Portfolio             $91            $130              N/A              N/A
Income Portfolio                      $91            $130              N/A              N/A
Money Market Fund                     $86            $115              $156             $256
Short Term High Quality Bond  Fund    $88            $122              $168             $281
Bond & Stock Fund                     $93            $137              N/A              N/A
Northwest Fund                        $93            $137              N/A              N/A
U.S. Government Securities Fund       $87            $119              $163             $271
Income Fund                           $88            $121              $166             $277
Growth & Income Fund                  $89            $125              $172             $289
Growth Fund                           $90            $128              $177             $299
Emerging Growth Fund                  $90            $128              $178             $301
International Growth Fund             $92            $133              $186             $316

If you do NOT surrender your Contract (or if you commence an Annuity Payment Option under circumstances where a Surrender Charge is payable)1, you would pay the following expenses2 on a $1,000 investment in each of the Series below, assuming a 5% annual return on assets:


                                     1 YEAR          3 YEARS           5 YEARS(3)       10 YEARS(3)
                                     ------          -------           -------          --------
StrategicGrowth Portfolio             $30            $92               N/A              N/A
ConservativeGrowth Portfolio          $30            $91               N/A              N/A
Balanced Portfolio                    $29            $88               N/A              N/A
Flexible Income Portfolio             $28            $85               N/A              N/A
Income Portfolio                      $28            $85               N/A              N/A
Money Market Fund                     $23            $70               $120             $256
Short Term High Quality Bond Fund     $25            $77              $132              $281
Bond & Stock Fund                     $30            $92               N/A              N/A
Northwest Fund                        $30            $92               N/A              N/A
U.S. Government Securities Fund       $24            $74               $127             $271
Income Fund                           $25            $76               $130             $277
Growth & Income Fund                  $26            $80               $136             $289
Growth Fund                           $27            $83               $141             $299
Emerging Growth Fund                  $27            $83               $142             $301
International Growth Fund             $29            $88               $150             $316

(1) For a description of the circumstances under which a Surrender Charge may be payable under an Annuity Payment Option, see "Surrender Charge."


                                      10


(2) The Examples use the estimated combined annual expenses for the Portfolios (except for the Income Portfolio, for which the midpoint is used) , which invest in underlying Funds,and use estimated expenses for the Funds, which do not invest in other Funds of the Trust.

(3) "N/A" indicates that SEC rules require that the Portfolios, the Bond & Stock Fund and the Northwest Fund complete the Examples for only the one and three year periods.


THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN
ADDITION, THE ASSUMED 5% ANNUAL RATE OF RETURN IS NOT AN ESTIMATE OR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE.

SYNOPSIS OF CONTRACT PROVISIONS

This synopsis should be read together with the other information set forth in this Prospectus. Variations due to requirements particular to your state are described in supplements which are attached to this Prospectus, or in endorsements to your Contract, as appropriate.

The Contracts are designed to provide retirement benefits through the accumulation of purchase payments on a fixed or variable basis, and by the application of such accumulations to provide Fixed or Variable Annuity Payments.

MINIMUM INVESTMENT REQUIREMENTS

Your initial purchase payment must be at least $5,000. The amount of any subsequent purchase payment that you make must be at least $100. We may also transfer funds from a Division (other than theMoney Market Division) or from the Guarantee Period under your Contract without charge to the Money Market Division if the Account Value of that Division or Guarantee Period falls below $500. If your Account Value falls below $500, we may cancel your interest in the Contract and treat it as a full surrender. See "Contract Issuance and Purchase Payments."

PURCHASE PAYMENT ACCUMULATION

Purchase payments will be accumulated on a variable or fixed basis until the Annuity Commencement Date. For variable accumulation, you may allocate part or all of your Account Value to one or more of the 15 available Divisions of Separate Account D. Each such Division invests solely in shares of one of 15 corresponding Series of the Trust. See "The Series." As the value of the investments in a Series's shares increases or decreases, the value of accumulated purchase payments allocated to the corresponding Division increases or decreases, subject to applicable charges and deductions. See "Variable Account Value."

For fixed accumulation, you may allocate part or all of your Account Value to the Guarantee Period currently available in our Fixed Account. While allocated to a Guarantee Period, the value of accumulated purchase payments increases at the Guaranteed Interest Rate applicable to that Guarantee Period. See "The Fixed Account."

FIXED AND VARIABLE ANNUITY PAYMENTS

You may elect to receive Fixed or Variable Annuity Payments, or a combination thereof, commencing on the Annuity Commencement Date. Fixed Annuity Payments are periodic payments from AGL, the amount of which is fixed and guaranteed by AGL. The amount of the payments will depend on the Annuity Payment Option chosen, the age and, in some cases, sex of the Annuitant, and the total amount of Account Value applied to the fixed Annuity Payment Option.

Variable Annuity Payments are similar to Fixed Annuity Payments, except that the amount of each periodic payment from AGL will vary reflecting the net investment return of the Division or Divisions chosen in connection with a variable Annuity Payment Option. If the net investment return for a given month exceeds an annual rate of 3.5%, the monthly payment will be greater than the previous payment. If the net investment return for a month is less than 3.5%, the monthly payment will be less than the previous payment. See "Annuity Period and Annuity Payment Options."

CHANGES IN ALLOCATIONS AMONG DIVISIONS AND GUARANTEE PERIODS

Prior to the Annuity Commencement Date, you may modify your election with respect to the allocation of future purchase payments to each of the various Divisions and the Guarantee Period, without charge.

In addition, you may reallocate your Account Value among the Divisions and Guarantee Period prior to the Annuity Commencement Date. Transfers out of the Guarantee Period, however, are subject to limitations as to amount. For these and other terms and conditions of transfer, see "Transfer, Surrender and Partial Withdrawal of Owner Account Value - Transfers."

After the Annuity Commencement Date, you may make transfers among the Divisions or to a fixed Annuity Payment Option, but you may not make transfers from a fixed Annuity Payment Option. See "Annuity Period and Annuity Payment Options - Transfers."

SURRENDERS, WITHDRAWALS AND CANCELLATIONS

You may make a total surrender of or partial withdrawal from your Contract at any time prior to the Annuity Commencement Date, by Written request to us. A Surrender Charge may be assessed and some surrenders and withdrawals may subject you to tax penalties. See "Surrenders and Partial Withdrawals."

You may cancel your Contract by delivering it or mailing it with a Written cancellation request to our Home Office or to the sales representative through whom it was purchased, before the close of business on the tenth day after you receive the Contract. (In some cases, the Contract may provide for a 20 or 30-day, rather than a ten-day, period). If the foregoing items are sent by mail, properly addressed and postage prepaid, they will be deemed to be received by us on the date actually received.

We will refund to you the Owner Account Value plus any premium taxes and Annual Contract Fee that have been deducted. In states where the law so requires, however, we will refund the greater of that amount or the amount of your purchase payments, or, if the law permits, the amount of your purchase payments.

DEATH PROCEEDS

In the event that the Annuitant or Owner dies prior to the Annuity Commencement Date, a benefit may be payable to the Beneficiary. See "Death Proceeds Prior to the Annuity Commencement Date."

LIMITATIONS IMPOSED BY RETIREMENT PLANS AND EMPLOYERS

Certain rights you would otherwise have under a Contract may be limited by the terms of any applicable employee benefit plan. These limitations may restrict such things as total and partial surrenders, the amount or timing of purchase payments that may be made, when annuity payments must start and the type of annuity options that may be selected. Accordingly, you should familiarize yourself with these and all other aspects of any retirement plan in connection with which a Contract is used. We are not responsible for monitoring or assuring compliance with the provisions of any retirement plan.

COMMUNICATIONS TO US

All communications to us should include your Contract number, your name and, if different, the Annuitant's name. Communications may be directed to the addresses and phone numbers on the cover of this Prospectus.

Except as otherwise specified in this Prospectus, purchase payments or other communications are deemed received at our Home Office on the actual date of receipt there in proper form unless received (1) after the close of regular trading on The New York Stock Exchange or (2) on a date that is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

FINANCIAL AND PERFORMANCE INFORMATION

Financial statements of AGL and Separate Account D, including information about the Divisions that invest in the Funds and the Portfolios of the Trust, are included in the Statement of Additional Information. See "Contents of Statement of Additional Information."

Advertising and other sales materials may include yield and total return figures for the Divisions of Separate Account D. These figures are based on historical results and are not intended to indicate future performance. "Yield" is the return generated by an investment in a Division over a period of time specified in the advertisement, excluding capital changes in the corresponding Fund or Portfolio investments. This rate of return is assumed to be earned over a full year and is shown as a percentage of the investment. "Effective yield" may also be quoted for the Money Market Fund Division.

"Effective yield" is higher than "yield" because it assumes weekly compounding over the course of the year.

Total return is the total change in value of an investment in the Division over a period of time specified in the advertisement. The rate of "average annual total return" shown would produce that change in value over the specified period, if compounded annually. The rate of "aggregate total return" is the cumulative amount of such change over the specified period, expressed as a percentage of the initial investment.

Yield figures do not reflect the Surrender Charge, and yield and total return figures do not reflect premium tax charges. Such total return figures may be used together with total return figures that also exclude the Surrender Charge. The exclusion of charges makes the performance shown more favorable. A Fund's adviser may waive or reimburse certain fees or charges, which will enhance the related Division's performance results. Additional information concerning the Divisions' performance figures appears in the Statement.

AGL may also advertise or report to Owners its ratings as an insurance company by the A. M. Best Company. Each year, A. M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's Ratings range from A++ to F. An A++ rating means, in the opinion of A. M. Best, that the insurer has demonstrated the strongest ability to meet its respective policyholder and other contractual obligations. A. M. Best publishes Best's Insurance Reports, Life-Health Edition. The 1997 Edition reaffirmed AGL's rating of A++ (Superior), as of July 1997, for financial position and operating performance.

In addition, the claims-paying ability of AGL as measured by the Standard & Poor's Corporation may be referred to in advertisements or in reports to Owners. A Standard & Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard & Poor's ratings range from AAA to D. The Company's claims-paying ability is A++ (Excellent), reaffirmed as of June 1997.

AGL may additionally advertise its rating from Duff & Phelps Credit Rating Co. A Duff & Phelps rating is an assessment of a company's insurance claims paying ability. Duff & Phelps ratings range from AAA to CCC. Duff & Phelps rates the claims-paying ability of AGL as AAA, the highest level, reaffirmed as of August 1997.

The ratings from A. M. Best, Standard & Poors, and Duff & Phelps reflect the claims paying ability and financial strength of AGL. THEY ARE NOT A RATING OF INVESTMENT PERFORMANCE THAT PURCHASERS OF INSURANCE PRODUCTS HAVE EXPERIENCED OR ARE LIKELY TO EXPERIENCE IN THE FUTURE.

SELECTED ACCUMULATION UNIT DATA

The table below shows the Accumulation Unit value for the below-listed Divisions of Separate Account D on the date purchase payments were first allocated to each Division, as well as the Accumulation Unit value and number of Accumulation Units outstanding for the indicated date thereafter. Nine of the Divisions available under the Contracts were not previously available. No information is reported for those Divisions.


                                            Accumulation
                                            Unit Values                Accumulation              Accumulation
                                            (Beginning of              Unit Values               Units outstanding
   Division                                 of Period) (1)             at 12/31/97               at 12/31/97
   --------                                 --------------             -------------             -----------------
Strategic Growth Portfolio                  $   5.00                   $   5.306927                111,494.836
Conservative Growth Portfolio               $   5.00                   $   5.202749                264,038.616
Balanced Portfolio                          $   5.00                   $   5.192835                453,339.806
Flexible Income Portfolio                   $   5.00                   $   5.092810                 19,655.774
Income Portfolio                            $   5.00                   $   5.0475072                       -0-
Money Market Fund                           $   5.00                   $   5.081131                 17,424.448

(1) Purchase payments were first allocated to the Strategic Growth Portfolio Division on June 3, 1997; to the Conservative Growth Portfolio Division on June 3, 1997; to the Balanced Portfolio Division on June 3, 1997; to the Flexible Income Portfolio Division


                                      14


      on September 9, 1997; to the Income Portfolio Division on October 22, 1997; and to the Money Market Fund Division on July 16, 1997.

(2) The unit value for the Income Portfolio Division has not changed since November 4, 1997, the date on which all remaining Accumulation Units were withdrawn.

AGL

AGL is a stock life insurance company organized under the laws of the State of Texas, which is a successor in interest to a company originally organized under the laws of the State of Delaware in 1917. AGL is an indirect, wholly-owned subsidiary of American General Corporation (formerly American General Insurance Company), a diversified financial services holding company engaged primarily in the insurance business. The commitments under the Contracts are AGL's, and American General Corporation has no legal obligation to back those commitments.

SEPARATE ACCOUNT D


Separate Account D was originally established on November 19, 1973 and consists of 58 Divisions, 15 of which are available under the Contracts offered by this Prospectus. Separate Account D is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act.

Each Division of Separate Account D is part of AGL's general business and the assets of Separate Account D belong to AGL. Under Texas law and the terms of the Contracts, the assets of Separate Account D will not be chargeable with liabilities arising out of any other business which AGL may conduct, but will be held exclusively to meet AGL's obligations under variable annuity contracts. Furthermore, the income, gains, and losses, whether or not realized, from assets allocated to Separate Account D are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains, or losses of AGL.

THE SERIES

The variable benefits under the Contracts are funded by 15 Divisions of the Separate Account. These Divisions invest in shares of 15 Series (consisting of the five Portfolios and the 10 Funds) of the Trust. Series shares are sold, without sales charges, exclusively to Separate Account D. In the future, however, the Trust may offer its shares to separate accounts funding variable annuities of insurance companies affiliated or unaffiliated with AGL and to separate accounts which fund variable life insurance or other variable funding arrangements. We do not foresee any disadvantage to Owners of Contracts arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various owners to conflict. For example, violation of the federal tax laws by one separate account investing in the Trust could cause the contracts funded through another separate account to lose their tax-deferred status, unless remedial action were taken. If a material irreconcilable conflict arises between separate accounts, a separate account may be required to withdraw its participation in the Trust. If it becomes necessary for any separate account to replace shares of the Trust with another investment, the Trust may have to liquidate portfolio securities on a disadvantageous basis. At the same time, the Trust's Board of Trustees and we will monitor events for any material irreconcilable conflicts that may possibly arise and determine what action, if any, should be taken to remedy or eliminate the conflict.

Any dividends or capital gain distributions attributable to Contracts are automatically reinvested in shares of the Series from which they are received at the Series' net asset value on the date payable. Such dividends and distributions will have the effect of reducing the net asset value of each share of the corresponding Series and increasing, by an equivalent value, the number of shares outstanding of the Series. However, the value of your interest in the corresponding Division will not change as a result of any such dividends and distributions.

The investment adviser to the Funds and the Portfolios is WM Advisors, Inc. WM Advisors, Inc. is not affiliated with AGL.

The names of the Series in which each available Division invests are as follows:

    o    Strategic Growth Portfolio
    o    Conservative Growth Portfolio
    o    Balanced Portfolio
    o    Flexible Income Portfolio
    o    Income Portfolio
    o    Money Market Fund
    o    Short Term High Quality Bond Fund
    o    Bond & Stock Fund
    o    Northwest Fund
    o    U.S. Government Securities Fund
    o    Income Fund
    o    Growth & Income Fund
    o    Growth Fund
    o    Emerging Growth Fund
    o    International Growth Fund

Before selecting any Division, you should carefully read the Trust prospectus, which is attached at the end of this Prospectus. The Trust prospectus includes detailed information about the Series in which each Division invests, including investment objectives and policies, charges and expenses. The Trust prospectus also includes detailed information about the Trust's allocation of the assets of each Portfolio among the other Series of the Trust (except for the Bond & Stock Fund), the WM High Yield Fund, and the WM Prime Income Fund (the "Underlying Funds"), and about the predetermined investment limits and the diversification requirements of the Code that govern this allocation ("allocation limitations"). Each Portfolio will invest in different combinations of the Underlying Funds. AGL understands that the effect of the Portfolios' allocation limitations is that each Portfolio will allocate its assets to at least five of the Underlying Funds. AGL also understands that the effect of the Portfolios' voting procedures is that owners will have the privilege of voting Portfolio shares and not Underlying Fund shares. See "Voting Privileges." Please refer to the Trust prospectus for more details. You may obtain additional copies of such a prospectus by contacting AGL's Annuity Administration Department at the addresses and phone number set forth on the cover page of this Prospectus. When making your request, please specify the Series in which you are interested.

Lower rated securities such as those in which the Bond & Stock, Growth & Income, Growth and Emerging Growth Funds may each invest up to 35% of their total assets are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed-income securities. Potential investors in these

Divisions should carefully read the prospectus and related statement of additional information that pertains to these Funds and consider their ability to assume the risks of making an investment in these Divisions.

VOTING PRIVILEGES

The Owner prior to the Annuity Commencement Date and the Annuitant or other payee during the Annuity Period will be entitled to give us instructions as to how Series shares held in the Divisions of Separate Account D attributable to their Contract should be voted on matters pertaining to that Series at meetings of shareholders of the Series. Those persons entitled to give voting instructions and the number of votes for which they may give directions will be determined as of the record date for a meeting. Separate Account D will vote all shares of each Series that it holds of record in accordance with instructions received with respect to all AGL annuity contracts participating in that Series.

Prior to the Annuity Commencement Date, the number of votes each Owner is entitled to direct with respect to a particular Series is equal to (a) the Owner's Variable Account Value attributable to that Series divided by (b) the net asset value of one share of that Series. In determining the number of votes, fractional votes will be recognized. While a variable Annuity Payment Option is in effect, the number of votes an Annuitant or payee is entitled to direct with respect to a particular Series will be computed in a comparable manner, based on our liability for future Variable Annuity Payments with respect to that Annuitant or payee as of the record date. Such liability for future payments will be calculated on the basis of the mortality assumptions and the assumed interest rate used in determining the number of Annuity Units under a Contract and the applicable value of an Annuity Unit on the record date.

Series shares held by insurance company separate accounts other than Separate Account D will generally be voted in accordance with instructions of participants in such other separate accounts.

We believe that the foregoing voting instruction procedures comply with current federal securities law requirements and interpretations thereof. However, AGL reserves the right to modify these procedures in any manner consistent with applicable legal requirements and interpretations as in effect from time to time.

THE FIXED ACCOUNT

AMOUNTS IN THE FIXED ACCOUNT OR SUPPORTING FIXED ANNUITY PAYMENTS BECOME PART OF OUR GENERAL ACCOUNT. BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE GENERAL ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, NOR IS THE GENERAL ACCOUNT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS THAT RELATE TO THE FIXED ACCOUNT OR FIXED ANNUITY PAYMENTS. DISCLOSURES REGARDING THESE MATTERS, HOWEVER, MAY BE SUBJECT TO CERTAIN GENERALLY-APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS IN PROSPECTUSES.

THE FIXED ACCOUNT IS NOT AVAILABLE UNDER CONTRACTS PURCHASED IN OREGON.

Our obligations with respect to the Fixed Account are legal obligations of AGL and are supported by our General Account assets, which also support obligations incurred by us under other insurance and annuity contracts. Investments purchased with amounts allocated to the Fixed Account are the property of AGL, and Owners have no legal rights in such investments.

Account Value that is allocated by the Owner to the Fixed Account earns a Guaranteed Interest Rate commencing with the date of such allocation. This Guaranteed Interest Rate continues for the length of the Guarantee Period. At the end of a Guarantee Period, the Owner's Account Value in that Guarantee Period, including interest accrued thereon, will be allocated to a new Guarantee Period of the same length unless AGL has received a Written request from the Owner to allocate this amount to a different Guarantee Period or periods or to one or more of the Divisions of Separate Account D. We must receive this Written request at least three business days prior to the end of the Guarantee Period. If the Owner has not provided such Written request and the renewed Guarantee Period would extend beyond the scheduled Annuity Commencement Date, we will nevertheless contact the Owner regarding the scheduled Annuity Commencement Date. See "Annuity Payment Options" and "Surrender Charge." If the Owner does not elect to annuitize on that scheduled date, the Annuity Commencement Date will be extended to the earlier of (1) the end of the renewed Guarantee Period or (2) the latest possible Annuity Commencement Date. See "Annuity Commencement Date." The first day of the new Guarantee Period (or other reallocation) will be the day after the end of the prior Guarantee Period. We will notify the Owner at least 30 days and not more than 60 days prior to the end of any Guarantee Period. If the Owner's Account Value in a Guarantee Period is less than $500, we reserve the right, to without charge, automatically transfer the balance to the Money Market Division at the end of that Guarantee Period, unless we have received in good order Written instructions to transfer such balance to a different Division.

We declare the Guaranteed Interest Rate from time to time as market conditions dictate. We advise an Owner of the Guaranteed Interest Rate for a Guarantee Period at the time a purchase payment is received, a transfer is effectuated or a Guarantee Period is renewed. A different rate of interest may be credited to one Guarantee Period than to another Guarantee Period that began on a different date. The minimum Guaranteed Interest Rate is an effective annual rate of 3%.

Each Guarantee Period has its own Guaranteed Interest Rate, which may differ from those for other Guarantee Periods. From time to time we will, at our discretion, change the Guaranteed Interest Rate for future Guarantee Periods of various lengths. These changes will not affect the Guaranteed Interest Rates being paid on Guarantee Periods that have already commenced. Each allocation or transfer of an amount to a Guarantee Period commences the running of a new Guarantee Period with respect to that amount, which will earn a Guaranteed Interest Rate that will continue unchanged until the end of that period. The Guaranteed Interest Rate will never be less than the minimum Guaranteed Interest Rate shown in your Contract. One or more Guarantee Periods may be offered with a required dollar cost averaging feature. See "Transfers." Currently we make available a one-year Guarantee Period and no others. However, we reserve the right to change the Guarantee Periods that we are making available at any time.

AGL'S MANAGEMENT MAKES THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES TO BE DECLARED. AGL CANNOT PREDICT OR ASSURE THE LEVEL OF ANY FUTURE GUARANTEED INTEREST RATES IN EXCESS OF THE MINIMUM GUARANTEED INTEREST RATE STATED IN YOUR CONTRACT.

Information concerning the Guaranteed Interest Rates applicable to the various Guarantee Periods at any time may be obtained from your sales representative or from the addresses or phone numbers set forth on the cover page of this Prospectus.

CONTRACT ISSUANCE AND PURCHASE PAYMENTS

The minimum initial purchase payment is $5,000 The amount of any subsequent purchase payment must be at least $100. We reserve the right to modify these minimums, at our discretion.

An application to purchase a Contract must be made by a signed written application form provided by AGL or by such other medium or format as may be agreed to by AGL and WM FundServices, Inc., as distributor of the Contracts. When a purchase payment accompanies an application to purchase a Contract, and the application is properly completed, we will either process the application, credit the purchase payment, and issue the Contract, or reject the application and return the purchase payment within two Valuation Dates after receipt of the application at our Home Office.

If the application is not in a proper form or does not include all necessary information, we will request additional documents or information within five Valuation Dates after receipt of the application at our Home Office. If the application is not made proper and complete within this five day period, we will return the purchase payment immediately unless the prospective purchaser specifically consents to retention of the purchase payment until the application is made proper and complete, in which case the initial purchase payment is credited within two Valuation Dates after receipt of the last item required to process the application. Subsequent purchase payments are credited as of the end of the Valuation Period in which they and any required Written identifying information, are received at our Home Office. We reserve the right to reject any application or purchase payment for any reason.

If the Owner's Account Value in any Division (except the Money Market Division) falls below $500 because of a partial withdrawal from the Contract, we reserve the right to transfer, without charge, the remaining balance to the Money Market Division. If the Owner's Account Value in any Division falls below $500 because of a transfer to another Division or to the Fixed Account, we reserve the right to transfer the remaining balance in that Division, without charge and pro rata, to the Division, Divisions or Fixed Account to which the transfer was made. If the Owner's total Account Value falls below $500, we may cancel the Contract. Such a cancellation would be considered a full surrender of the Contract. We will provide you with 60 days' advance notice of any such cancellation.

So long as the Account Value does not fall below $500, you need make no further purchase payments. You may, however, elect to make subsequent purchase payments at any time prior to the Annuity Commencement Date and while the Owner and Annuitant are still living. Checks for subsequent purchase payments should be made payable to American General Life Insurance Company and forwarded directly to our Home Office. If we receive proper instructions, we may also accept purchase payments by wire, by direct transfer from your checking, savings or brokerage account, or by exchange from another insurance company. You may obtain further information about how to make purchase payments by any of these methods from your sales representative or from us at the addresses and telephone numbers on the cover page of this Prospectus. Purchase payments pursuant to salary reduction plans may be made only with our agreement.

Your purchase payments begin to earn a return in the Divisions of Separate Account D (gains or losses) or the Guarantee Period of the Fixed Account as of the date we credit the purchase payments to your Contract. When you apply for a Contract, you select (in whole percentages) the amount of each purchase payment that is to be allocated to each Division and the Guarantee Period. You can change these allocation percentages at any time by Written notice to us.

OWNER ACCOUNT VALUE

Prior to the Annuity Commencement Date, your Account Value under a Contract is the sum of your Variable Account Value and Fixed Account Value, as discussed below.

VARIABLE ACCOUNT VALUE

Your Variable Account Value as of any Valuation Date prior to the Annuity Commencement Date is the sum of your Variable Account Values in each Division of Separate Account D as of that date. Your Variable Account Value in any such Division is the product of the number of your Accumulation Units in that Division multiplied by the value of one such Accumulation Unit as of that Valuation Date. There is no guaranteed minimum Variable Account Value. To the extent that your Account Value is allocated to Separate Account D, you bear the entire risk of investment losses.

Accumulation Units in a Division are credited to you when you allocate purchase payments or transferred amounts to that Division. Similarly, such Accumulation Units are canceled to the extent you transfer or withdraw amounts from a Division or to the extent necessary to pay certain charges under the Contract. The crediting or cancellation of Accumulation Units is based on the value of such Accumulation Units at the end of the Valuation Date as of which the related amounts are being credited to or charged against your Variable Account Value, as the case may be.

The value of an Accumulation Unit for a Division on any Valuation Date is equal to the previous value of that Division's Accumulation Unit multiplied by that Division's net investment factor for the Valuation Period ending on that Valuation Date.

The net investment factor for a Division is determined by dividing (1) the net asset value per share of the Series shares held by the Division, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made with respect to the Series shares held by the Division during the current Valuation Period, by (2) the net asset value per share of the Series shares held in the Division as determined at the end of the previous Valuation Period, and subtracting from that result a factor representing the mortality risk, expense risk and administrative expense charge.

FIXED ACCOUNT VALUE

Your Fixed Account Value as of any Valuation Date prior to the Annuity Commencement Date is your Fixed Account Value in the Guarantee Period as of that date. Your Fixed Account Value in the Guarantee Period is equal to the following amounts, in each case increased by accrued interest at the applicable Guaranteed Interest Rate: (1) the amount of net purchase payments, renewals and transferred amounts allocated to the Guarantee Period less (2) the amount of any transfers or withdrawals out of the Guarantee Period, including withdrawals to pay applicable charges.

Your Fixed Account Value is guaranteed by AGL. Therefore, AGL bears the investment risk with respect to amounts allocated to the Fixed Account, except to the extent that AGL may vary the Guaranteed Interest Rate for future Guarantee Periods (subject to the 3% effective annual minimum).

TRANSFER, SURRENDER AND PARTIAL WITHDRAWAL
OF OWNER ACCOUNT VALUE

TRANSFERS

Commencing 30 days after the Contract's date of issue and prior to the Annuity Commencement Date, you may transfer your Account Value at any time among the available Divisions of Separate Account D and the Guarantee Period, subject to the conditions described below. Such transfers will be effective at the end of the Valuation Period in which we receive your Written or telephone transfer request.

If a transfer would cause your Account Value in any Division or the Guarantee Period to fall below $500, we reserve the right to also transfer the remaining balance in that Division or the Guarantee Period in the same proportions as the transfer request.

Prior to the Annuity Commencement Date and after the first 30 days following the date the Contract was issued, you may make up to twelve transfers each Contract Year without charge, but each additional transfer will be subject to a $25 charge.

No more than 25% of the Account Value you allocated to the Guarantee Period at its inception may be transferred during any Contract Year. This 25% limitation does not apply to transfers within 15 days before or after the end of the Guarantee Period in which the transferred amounts were being held.

Subject to the above general rules concerning transfers, you may establish an automatic transfer plan, whereby amounts are automatically transferred by us from the Money Market Division or the one-year Guarantee Period (or any other Guarantee Period that is available at that time) to one or more other Divisions on a monthly, quarterly, semi-annual or annual basis. This kind of automatic transfer plan is also referred to as a dollar cost averaging plan, under which the Owner will select the amount to be transferred and the period of time over which transfers are to occur. We may offer certain automatic transfer plans to Contract Owners who are not presently owners of any annuity contract offered by AGL or an affiliate of AGL. Under such plans, known as "special automatic transfer plans," we will establish the period of time over which equal monthly transfers will be made, and we may offer a higher Guaranteed Interest Rate, than would otherwise be available for another Guarantee Period of the same duration that is not offered under a special automatic transfer plan. Transfers under all automatic transfer plans will not count towards the 12 free transfers each Contract Year, nor incur the $25 charge on additional transfers, nor will such transfers from the Guarantee Period be subject to the 25% limitation or the Account Value minimum requirement described above. See "Contract Issuance and Purchase Payments."

If the person or persons who are entitled to make transfers have provided a Written request for Telephone Transfer Authorization that is on file with us, transfers may be made pursuant to telephone instructions, subject to the above terms and the terms of the Telephone Transfer Authorization. We will honor telephone transfer instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Under a Telephone Transfer Authorization we are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine, including losses arising from errors in the communication of transfer instructions. We have established procedures for accepting telephone transfer instructions, which include verification of the Contract number, the identity of the caller, both the annuitant's and Owner's names, and a form of personal identification from the caller. We will mail to the Owner a written confirmation of the transaction. If several persons seek to effect telephone transfers at or about the same time, or if our recording equipment malfunctions, it may be impossible for you to make a telephone transfer at the time you wish. If this occurs, you should submit a Written transfer request. Also, if, due to malfunction or other circumstances, the recording of your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone exchanges is 1-800-247-6584.

The Contracts are not designed for professional market timing organizations or other entities utilizing programmed and frequent transfers. We reserve the right to restrict or terminate transfers at any time.

AUTOMATIC REBALANCING

Automatic Rebalancing within the Separate Account is available for Contracts with an Account Value of $25,000 and larger at the time the application for Automatic Rebalancing is received. Application for Automatic Rebalancing can be made either at issue or after issue, and may subsequently be discontinued. The five Portfolios are not available for rebalancing.

Automatic Rebalancing occurs when funds are transferred by us among the Separate Account Divisions so that the values in each Division match the Owner's percentage allocation for Automatic Rebalancing then in effect. Automatic Rebalancing is available on a quarterly, semi-annual or annual basis, measured from the Contract Anniversary date. A Contract Anniversary date which falls on the 29th, 30th, or 31st of the month will result in Automatic Rebalancing as of the 1st of the next month. Automatic Rebalancing does not permit transfers to or from any Guarantee Period. Transfers under Automatic Rebalancing will not count towards the twelve free transfers each Contract Year, and will not incur a $25 charge.

SURRENDERS AND PARTIAL WITHDRAWALS

At any time prior to the Annuity Commencement Date and while the Annuitant is still living, the Owner may make a full surrender of or partial withdrawal from his or her Contract.

The amount payable to the Owner upon full surrender is the Owner's Account Value at the end of the Valuation Period in which we receive a Written surrender request in good order, minus any applicable Surrender Charge minus the amount of any Contract Fee and minus any applicable premium tax. See "Annual Contract Fee." Our current practice is to require that you return the Contract with any request for a full surrender. After a full surrender, or if the Owner's Account Value falls to zero, all rights of the Owner, Annuitant or any other person with respect to the Contract will terminate subject to a right to reinstate See "One-Time Reinstatement Privilege." All collateral assignees of record must consent to any full surrender or partial withdrawal.

Your Written request for a partial withdrawal should specify the Divisions of Separate Account D, or the Guarantee Period of the Fixed Account, from which you wish the partial withdrawal to be made. If you do not specify, or if the withdrawal cannot be made in accordance with your specification, to the extent necessary the withdrawal will be taken pro-rata from the Divisions and the Guarantee Period, based on your Account Value in each. Partial withdrawal requests must be for at least $100 or, if less, all of your Account Value. If your remaining Account Value in the Division or Guarantee Period would be less than $500 (except for the Money Market Division), we reserve the right to transfer, without charge, the remaining balance to the Money Market Division. Unless you request otherwise, upon a partial withdrawal, your Accumulation Units and Fixed Account interests that are canceled will have a total value equal to the amount of the withdrawal request, plus any Surrender Charge, and premium tax if applicable, payable upon the partial withdrawal. The amount payable to you, therefore, will be the amount of the withdrawal request.

We also make available a systematic withdrawal plan under which you may make automatic partial withdrawals at periodic intervals in a specified amount, subject to the terms and conditions applicable to other partial withdrawals. Additional information about how to establish such a systematic withdrawal program may be obtained from your sales representative or from us at the addresses and phone numbers set forth on the cover page of this Prospectus. We reserve the right to modify or terminate our procedures for systematic withdrawals at any time.

The Code provides that a penalty tax will be imposed on certain premature surrenders or withdrawals. For a discussion of this and other tax implications of total surrenders and systematic and other partial withdrawals, including withholding requirements, see "Federal Income Tax Matters."

ANNUITY PERIOD AND ANNUITY PAYMENT OPTIONS

ANNUITY COMMENCEMENT DATE

The Owner may elect to have annuity payments made beginning on the Annuity Commencement Date under any one of the Annuity Payment Options described below. We will notify the Owner 60 to 90 days prior to the scheduled Annuity Commencement Date that the Contract is scheduled to mature, and request that an Annuity Payment Option be selected. If the Owner has not selected an Annuity Payment Option ten days prior to the Annuity Commencement Date, we will proceed as follows: (1) if the scheduled Annuity Commencement Date is any date prior to the Annuitant's one hundredth birthday, we will extend the Annuity Commencement Date to the Annuitant's one hundredth birthday; or (2) if the scheduled Annuity Commencement Date is the Annuitant's one hundredth birthday, the Account Value less any applicable charges and premium taxes will be paid in one sum to the Owner. This procedure is different in Pennsylvania because the Annuity Commencement Date cannot exceed age 90. The Owner may select the Annuity Commencement Date when applying to purchase a Contract and may change a previously-selected date at any time prior to the beginning of an Annuity Payment Option by submitting a written request, subject to Company approval. The Annuity Commencement Date specified at the time of application may be any day of any month up to Annuitant's one hundredth birthday inclusive. (Pennsylvania has special limitations which may require the Annuity Commencement Date to be as early as age 85 but in no event beyond age 90.) See "Federal Income Tax Matters" for a description of the penalties that may attach to distributions prior to the Annuitant's attaining age 59 1/2 under any Contract or after April 1 of the year following the calendar year in which the Annuitant attains age 70 1/2 under Qualified Contracts.

APPLICATION OF OWNER ACCOUNT VALUE

We will automatically apply your Variable Account Value in any Division to provide Variable Annuity Payments based on that Division and your Fixed Account Value to provide Fixed Annuity Payments. However, if you give us other Written instructions at least thirty days prior to the Annuity Commence ment Date, we will apply your Account Value in different proportions.

We deduct any applicable state and local premium taxes from the amount of Account Value being applied to an Annuity Payment Option. In some cases, we may deduct a Surrender Charge from the amount being applied. See "Surrender Charge." Subject to any such adjustments, your Variable and Fixed Account Values are applied to an Annuity Payment Option, as discussed below, as of the end of the Valuation Period that contains the tenth day prior to the Annuity Commencement Date.

FIXED AND VARIABLE ANNUITY PAYMENTS

The amount of the first monthly Fixed or Variable Annuity Payment will be at least as favorable as that produced by the annuity tables set forth in the Contract, based on the amount of your Account Value that is applied to provide the Fixed or Variable Annuity Payments. Thereafter, the amount of each monthly Fixed Annuity Payment is fixed and specified by the terms of the Annuity Payment Option selected.

Account Value that is applied to provide Variable Annuity Payments is converted to a number of Annuity Units by dividing the amount of the first Variable Annuity Payment by the value of an Annuity Unit of the relevant Division as of the end of the Valuation Period that includes the tenth day prior to the Annuity Commencement Date. This number of Annuity Units thereafter remains constant with respect to any Annuitant, and the amount of each subsequent Variable Annuity Payment is determined by multiplying this number by the value of an Annuity Unit as of the end of the Valuation Period that contains the tenth day prior to the date of each payment. If the Variable Annuity Payments are based on more than one Division, these calculations are performed separately for each Division. The value of an Annuity Unit at the end of a Valuation Period is the value of the Annuity Unit at the end of the previous Valuation Period, multiplied by the net investment factor (see "Variable Account Value") for the Valuation Period, with an offset for the 3.5% assumed interest rate used in the Contract's annuity tables.

As a result of the foregoing computations, if the net investment return for a Division for any month is at an annual rate of more than 3.5%, any Variable Annuity Payment based on that Division will be greater than the Variable
Annuity Payment based on that Division for the previous month. If the net investment return for a Division for any month is at an annual rate of less than 3.5%, any variable annuity payment based on that Division will be less than the Variable Annuity Payment based on that Division for the previous month.

ANNUITY PAYMENT OPTIONS

The Owner may elect to have annuity payments made beginning on the Annuity Commencement Date under any one of the Annuity Payment Options described below. We will notify the Owner 60 to 90 days prior to the scheduled Annuity Commencement Date that the Contract is scheduled to mature, and request that an Annuity Payment Option be selected. If the Owner has not selected an Annuity Payment Option ten days prior to the Annuity Commencement Date, we will proceed as follows: (1) if the scheduled Annuity Commencement Date is any date prior to the Annuitant's one hundredth birthday, we will extend the Annuity Commencement Date to the Annuitant's one hundredth birthday; or (2) if the scheduled Annuity Commencement Date is the Annuitant's one hundredth birthday, the Account Value less any applicable charges and premium taxes will be paid in one sum to the Owner. This procedure is different in Pennsylvania because the Annuity Commencement Date cannot exceed age 90.

The Annuity Commencement Date will be extended to the Annuitant's age one hundred unless otherwise requested. The Code imposes minimum distribution requirements that have a bearing on the Annuity Payment Option that should be chosen in connection with Qualified Contracts. See "Federal Income Tax
Matters." We are not responsible for monitoring or advising Owners as to whether the minimum distribution requirements are being met, unless we have received a specific Written request to do so.

No election of any Annuity Payment Option may be made unless an initial annuity payment of at least $100 would be provided, where only Fixed or only Variable Annuity Payments are elected, and $50 on each basis when a combination of Variable and Fixed Annuity Payments is elected. If these minimums are not met, we will first reduce the frequency of annuity payments, and if the minimums are still not met, we will make a lump-sum payment to the Annuitant or other properly-designated payee in the amount of the Owner's Account Value, less any applicable Surrender Charge, any uncollected Annual Contract Fee, and any applicable premium tax.

Within 60 days after the death of the Owner or Annuitant, the Owner, or if the Owner has not done so, the Beneficiary, may elect that any amount due to the Beneficiary be applied under any option described below, subject to certain tax law requirements. See "Death Proceeds." Thereafter, the Beneficiary will have all the remaining rights and powers under the Contract and be subject to all the terms and conditions thereof. The first annuity payment will be made at the beginning of the second month following the month in which we approve the settlement request. Annuity Units will be credited based on Annuity Unit Values at the end of the Valuation Period that contains the tenth day prior to the beginning of said second month.

When an Annuity Payment Option becomes effective, the Contract must be delivered to our Home Office, in exchange for a payment contract providing for the option elected.

Information about the relationship between the Annuitant's sex and the amount of annuity payments, including requirements for gender-neutral annuity rates in certain states and in connection with certain employee benefit plans is set forth under "Gender of Annuitant" in the Statement. See "Contents of Statement of Additional Information."

OPTION 1 - LIFE ANNUITY - Annuity payments are payable monthly during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. It would be possible under this arrangement for the Annuitant or other payee to receive only one annuity payment if the Annuitant died prior to the second annuity payment, since no minimum number of payments is guaranteed.

OPTION 2 - LIFE ANNUITY WITH 120, 180, OR 240 MONTHLY PAYMENTS CERTAIN - Annuity payments are payable monthly during the lifetime of an Annuitant; provided, that if the Annuitant dies during the period certain, the Beneficiary is entitled to receive monthly payments for the remainder of the period certain.

OPTION 3 - JOINT AND LAST SURVIVOR LIFE ANNUITY - Annuity payments are payable monthly during the lifetime of the Annuitant and another payee and continue during the lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. It is possible under this option for the Annuitant or other payee to receive only one annuity payment if both die before the second annuity payment, since no minimum number of payments is guaranteed. If one of these persons dies before the Annuity Commence ment Date, the election of this option is revoked, the survivor becomes the sole Annuitant, and no death proceeds are payable by virtue of the death of the other Annuitant.

OPTION 4 - PAYMENTS FOR DESIGNATED PERIOD - Annuity payments are payable monthly to an Annuitant or other properly-designated payee, or at his or her death, the Beneficiary, for a selected number of years ranging from five to forty. However, the designated period may not exceed the life expectancy of such Annuitant or other properly-designated payee.

OPTION 5 - PAYMENTS OF A SPECIFIC DOLLAR AMOUNT - The amount due is paid in equal monthly installments of a designated dollar amount (not less than $125 nor more than $200 per annum per $1,000 of the original amount due) until the remaining balance is less than the amount of one installment. If the person receiving these payments dies, the remaining payments continue to be made to the Beneficiary. Payments under this option are available on a fixed basis only. To determine the remaining balance at the end of any month, such balance at the end of the previous month is decreased by the amount of any installment paid during the month and the result will be accumulated at an interest rate not less than 3.5% compounded annually. If the remaining balance at any time is less than the amount of one installment, such balance will be paid and will be the final payment under the option.

Under the fourth option there is no mortality guarantee by us, even though Variable Annuity Payments will be reduced as a result of a charge to Separate Account D which is partially for mortality risks. See "Charge to Separate Account D."

A payee receiving Variable (but not Fixed) Annuity Payments under the fourth option can elect at any time to commute (terminate) such option and receive the current value of the annuity, which would be based on the values next determined after the Written request for payment is received by us. The current value of the annuity under the fourth option is the value of all remaining annuity payments, assumed to be level, discounted to present value at an annual rate of 3.5%. Other than by election of such a lump-sum payment under the fourth option, an Annuity Payment Option may not be terminated once annuity payments have commenced.

Under federal tax regulations, the election of the fourth or fifth options may be treated in the same manner as a surrender of the total account. For tax consequences of such treatment, see "Federal Income Tax Matters." Also, in such a case, tax-deferred treatment of subsequent earnings may not be available.

ALTERNATIVE AMOUNT UNDER FIXED LIFE ANNUITY OPTIONS - Each Contract provides that when Fixed Annuity Payments are to be made under one of the first three Annuity Payment Options described above, the Owner (or if the Owner has not elected a payment option, the Beneficiary) may elect monthly payments to the Annuitant or other properly-designated payee equal to the monthly payment available under similar circumstances based on single payment immediate fixed annuity rates then in use by us. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed annuity purchase rate then offered by us for new single payment immediate annuity contracts is more favorable than the annuity rates guaranteed by the Contract, the Annuitant or other properly-designated payee will be given the benefit of the new annuity rates.

In lieu of monthly payments, payments may be elected on a quarterly, semi-annual or annual basis, in which case the amount of each annuity payment will be determined on a basis consistent with that described above for monthly payments.

TRANSFERS

After the Annuity Commencement Date, the Annuitant or other properly-designated payee may make one transfer every 180 days among the available Divisions of Separate Account D or from the Divisions to a fixed Annuity Payment Option. No charge will be assessed for such transfer. No transfers from a fixed to a variable Annuity Payment Option are permitted. If a transfer would cause the value that is attributable to a Contract in any Division to fall below $500, we reserve the right to transfer the remaining balance in that Division in the same proportion as the transfer request. Transfers will be effected at the end of the Valuation Period in which we receive the Written transfer request at our Home Office. We reserve the right to terminate or restrict transfers at any time.

DEATH PROCEEDS

DEATH PROCEEDS PRIOR TO THE ANNUITY COMMENCEMENT DATE

The death proceeds described below are payable to the Beneficiary under the Contract if, prior to the Annuity Commencement Date, any of the following events occurs: (a) the Annuitant dies and no Contingent Annuitant has been named under a Non-Qualified Contract; (b) the Annuitant dies and we also receive proof of death of any named Contingent Annuitant; or (c ) the Owner (including the first to die in the case of joint Owners) of a Non-Qualified Contract dies, regardless of whether said deceased Owner was also the Annuitant (however, if the Beneficiary is the Owner's surviving spouse, the Beneficiary may elect to continue the Contract as described in the second paragraph below). The death proceeds, prior to deduction of any applicable premium taxes, will equal the greatest of (1) the sum of all net purchase payments made (less any previously-deducted premium taxes and all prior partial withdrawals), (2) the Owner's Account Value as of the end of the Valuation Period in which we receive, at our Home Office, proof of death and the Written request as to the manner of payment, or (3) the Highest Anniversary Value prior to the date of death, as defined below.

The Highest Anniversary Value prior to the date of death will be determined as follows:

      First, we will calculate the Account Values at the end of each of the past Contract Anniversaries that occurred prior to the deceased's 81st birthday;

      Second, each of the Account Values will be increased by the amount of net purchase payments made since the end of such Contract Years; and

      Third, the result will be reduced by the amount of any withdrawals made since the end of such Contract years.

The Highest Anniversary Value will be an amount equal to the highest of such values. The Highest Anniversary Value will not be calculated after the 81st birthday. Net purchase payments are purchase payments less applicable premium tax.

If the Owner has not already done so, the Beneficiary may, within sixty days after the date the proceeds become payable, elect to receive the death proceeds as a lump sum or in the form of one of the Annuity Payment Options provided in the Contract. See "Annuity Payment Options." If we receive no request as to the manner of payment, we will make a lump-sum payment, based on values determined at that time.

If the Owner, including the first to die in the case of joint owners, under a Non-Qualified Contract dies prior to the Annuity Commencement Date, the Code requires that all amounts payable under the Contract be distributed (a) within five years of the date of death or (b) as annuity payments beginning within one year of the date of death and continuing over a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the Owner's surviving spouse, the spouse may elect to continue the Contract as the new Owner and, if the original Owner was the Annuitant, as the new Annuitant. If the Owner is not a natural person, these requirements apply upon the death of the primary Annuitant within the meaning of the Code. Failure to satisfy these Code distribution requirements may result in serious adverse tax consequences. Under a parallel section of the Code, similar requirements apply to retirement plans in connection with which Qualified Contracts are issued.

DEATH PROCEEDS AFTER THE ANNUITY COMMENCEMENT DATE

If the Annuitant dies following the Annuity Commencement Date, the only amounts payable to the Beneficiary or other properly-designated payee are any continuing payments provided for under the Annuity Payment Option selected. See "Annuity Payment Options." In such a case, the payee will have all the remaining rights and powers under a Contract and be subject to all the terms and conditions thereof. Also, if the Annuitant dies following the Annuity Commencement Date, no Contingent Annuitant can become the Annuitant.

If the payee under a Non-Qualified Contract dies after the Annuity Commencement Date, any remaining amounts payable under the terms of the Annuity Payment Option must be distributed at least as rapidly as under the method of distribution then in effect. If the payee is not a natural person, this requirement applies upon the death of the primary Annuitant within the meaning of the Code. Failure to satisfy these requirements of the Code may result in serious adverse tax consequences. Under a parallel section of the Code, similar requirements apply to the retirement plans in connection with which Qualified Contracts are issued.

PROOF OF DEATH

We accept the following as proof of any person's death: a copy of a certified death certificate; a copy of a certified decree of a court of competent jurisdiction as to the finding of death; a written statement by a medical doctor who attended the deceased at the time of death; or any other proof satisfactory to us.

Once we have paid the death proceeds, the Contract terminates and we have no further obligations thereunder.

CHARGES UNDER THE CONTRACTS

PREMIUM TAXES

When applicable, we will deduct an amount to cover premium taxes imposed by certain states. We may deduct such amount either at the time the tax is imposed or later. Such deduction may be made, in accordance with applicable state law:

(1)   from purchase payment(s) when received: or
(2)   from the Owner's Account Value at the time annuity payments begin; o
(3)   from the amount of any partial withdrawal; or
(4) from proceeds payable upon termination of the Contract for any other reason, including death of the Annuitant or Owner, or surrender of the Contract.

If premium tax is paid, AGL may reimburse itself for such tax when deduction is being made under items 2, 3, or 4 above calculated by multiplying the sum of Purchase Payments being withdrawn by the applicable premium tax percentage.

Applicable premium tax rates depend upon the Owner's then-current place of residence. Applicable rates currently range from 0% to 3.5% and are subject to change by legislation, administrative interpretations or judicial acts. We will not make a profit on this charge.

SURRENDER CHARGE

The Surrender Charge reimburses us for part of our expenses related to distributing the Contracts. We believe, however, that the amount of such expenses will exceed the amount of revenues generated by the Surrender Charge. We will pay such excess out of our general surplus, which might include profits from the charge for the assumption of mortality and expense risks.

Unless a withdrawal is exempt from the Surrender Charge (as discussed below), the Surrender Charge is a percentage of the amount of each purchase payment that is withdrawn during the seven years after it was received. The percentage declines depending on how many years have passed since the withdrawn purchase payment was originally credited to your Account Value, as follows:

                                                   Surrender Charge as a
Years Elapsed                                      Percentage of Purchase
Since Received                                     Payment Withdrawn
Less than 1                                                7%
1 or more, but less than 2                                 6%
2 or more, but less than 3                                 5%
3 or more, but less than 4                                 5%
4 or more, but less than 5                                 4%
5 or more, but less than 6                                 3%
6 or more, but less than 7                                 2%
7 or more                                                  0%

Only for the purpose of computing the Surrender Charge, the earliest purchase payments are deemed to be withdrawn first, and before any amounts in excess of purchase payments are withdrawn from your Account Value. The following transactions will be considered as withdrawals, for purposes of assessing the Surrender Charge: total surrender, partial withdrawal, commencement of an Annuity Payment Option, and termination due to insufficient Account Value.

Nevertheless, the Surrender Charge will NOT apply:

      To the amount of withdrawals that exceeds the cumulative amount of your purchase payments;

      Upon the death of the Annuitant, at any age, after the Annuity Commencement Date;

      Upon the death of the Annuitant, at any age, prior to the Annuity Commencement Date, provided no Contingent Annuitant survives;

      Upon the death of the Owner, including the first to die in the case of joint Owners of a NonQualified Contract, unless the Contract is being continued under the special rule for a surviving spouse as defined in the Code.

      Upon   annuitization   over  at  least  10  years,  or  life  contingent
      annuitization where the life expectancy is at least 10 years;

      Within the 30 day window under the One-Time Reinstatement Privilege;

      If the Annuitant has been confined to a long-term care facility or is subject to a terminal illness (to the extent that the rider for these matters is available in your state), as set forth under "Long-Term Care and Terminal Illness".

The Surrender Charge does NOT apply to the portion of your first withdrawal or total surrender in any Contract Year that does not exceed 10% of the amount of your purchase payments that (a) have not previously been withdrawn and (b) have been credited to the Contract for at least one year. If multiple withdrawals are made during a Contract Year, the amount eligible for the free withdrawal will be recalculated at the time of each withdrawal. After the first Contract Year, non-automatic and automatic withdrawals may be made in the same Contract Year subject to the 10% limitation. For withdrawals under a systematic withdrawal plan, Purchase Payments credited for 30 days or more are eligible for the 10% free withdrawal.

The Surrender Charge will not apply to any amounts withdrawn which are in excess of the amount permitted by the 10% free withdrawal privilege, described above, if such amounts are required to be withdrawn to obtain or retain favorable tax treatment. This exception is subject to our approval.

A free withdrawal pursuant to any of the foregoing Surrender Charge exceptions is not deemed to be a withdrawal of purchase payments, except for purposes of computing the 10% free withdrawal described in the preceding paragraph. See "Penalty Tax on Premature Distributions."

TRANSFER CHARGES

The charges to defray the expense of effecting transfers are described under "Transfer, Surrender and Partial Withdrawal of Owner Account Value - Transfers" and "Annuity Period and Annuity Payment Options - Transfers." These charges are designed not to yield a profit to us.

ANNUAL CONTRACT FEE

An Annual Contract Fee of $35 will be deducted from each Owner's Account Value at the end of each Contract Year prior to the Annuity Commencement Date. This Fee is waived on Contracts for cumulative premiums of $50,000 or more and is not imposed during the Annuity Period. This Fee is for administrative expenses (which do not include expenses of distributing the Contracts), and we do not expect that the revenues we will derive from this Fee will exceed such expenses. Unless paid directly, the Fee will be allocated among the Guarantee Period and Divisions in proportion to your Account Value in each. The entire Fee for the year will be deducted from the proceeds of any full surrender. We reserve the right to waive the Fee.

CHARGE TO SEPARATE ACCOUNT D

To cover administrative expenses and to compensate us for assuming mortality and expense risks under the Contracts, Separate Account D will incur a daily charge at an annualized rate of 1.40% of the average daily net asset value of Separate Account D attributable to the Contracts. Of this amount, .15% is for administrative expenses and 1.25% is for the assumption of mortality and expense risks. We do not expect to earn a profit on that portion of the charge which is for administrative expenses, but we do expect to derive a profit from the portion which is for the assumption of mortality and expense risks. There is no necessary relationship between the amount of administrative charges imposed on a given Contract and the amount of expenses actually attributable to that Contract.

In assuming the mortality risk, we are subject to the risk that our actuarial estimate of mortality rates may prove erroneous and that Annuitants will live longer than expected, or that more Owners or Annuitants than expected will die at a time when the death benefit guaranteed by us is higher than the net surrender value of their interests in the Contracts.

MISCELLANEOUS

Charges and expenses are paid out of the assets of each Series as described in the prospectus of the Trust that is attached at the end of this Prospectus. We reserve the right to impose charges or establish reserves for any federal or local taxes incurred or that may be incurred by us, and that may be deemed attributable to the Contracts.

We have entered into an arrangement with WM Fund Services, Inc. to provide certain services and discharge certain obligations. Under the arrangement, WM Fund Services, Inc. reimburses us on a monthly basis, for certain administrative and contract and contract owner support expenses, up to an annual rate of 0.15% of the average daily net asset value of shares of the Portfolios purchased by AGL at the instruction of Owners.

SYSTEMATIC WITHDRAWAL PLAN

Automatic partial withdrawals, with minimum payments of $100, may be made at periodic intervals through a systematic withdrawal program and the Contract Owner may choose from payment schedules of monthly, quarterly, semi-annually, or annually, and may start, stop, increase or decrease payments. The minimum payment is $100. Withdrawals may start as early as 30 days after the issue date of the Contract and may be taken from the Fixed Account or any Division, as specified by the Owner. Systematic withdrawals are subject to the terms and conditions applicable to other partial withdrawals, including Surrender Charges and exceptions to Surrender Charges.

ONE-TIME REINSTATEMENT PRIVILEGE

If the Account Value is at least $500, the Owner may elect to reinvest all of the proceeds that were previously liquidated from the Contract within the past 30 days and have the Surrender Charge and any Annual Contract Fee not then due credited back to the Contract. The funds will be reinvested at the value next following the date of receipt of the reinstated Account Value. Unless you request otherwise, the reinstated Account Value will be allocated among the Divisions and the Guarantee Period (or Guarantee

Periods) in the same proportions as the prior surrender. You may use this privilege only once. This privilege is not available under Contracts purchased in Oregon.

REDUCTION IN SURRENDER CHARGES OR ADMINISTRATIVE CHARGES

We may reduce the surrender charges or administrative charges imposed under certain Qualified Contracts in connection with employer-sponsored plans. Any such reductions will reflect differences in costs or services (due to such factors as reduced sales expenses or administrative efficiencies relating to serving a large number of employees of a single employer and functions assumed by the employer that we otherwise would have to perform) and will not be unfairly discriminatory as to any person.

LONG-TERM CARE AND TERMINAL ILLNESS

THE RIDER DESCRIBED BELOW IS NOT AVAILABLE IN ALL STATES, AND YOU SHOULD THEREFORE CONSULT YOUR SALES REPRESENTATIVE OR OUR HOME OFFICE AS TO WHETHER IT WILL APPLY TO YOU. THERE IS NO SEPARATE CHARGE FOR THIS RIDER.

LONG-TERM CARE

Pursuant to a special Contract rider, no Surrender Charge will apply to a partial withdrawal or total surrender made during any period of time that the Annuitant is confined for 30 days or more (or within 30 days after discharge) in a hospital or state-licensed in-patient nursing facility. We must receive Written proof of such confinement that is satisfactory to us.

TERMINAL ILLNESS

The rider also provides that no Surrender Charge will apply to a partial withdrawal or total surrender made if we have received a physician's Written certification that the Annuitant is terminally ill and not expected to live more than twelve months and have waived or exercised our right to a second physician's opinion.

OTHER ASPECTS OF THE CONTRACTS

Only an officer of AGL can agree to change or waive the provisions of any Contract. The Contracts are non-participating and are not entitled to share in any dividends, profits or surplus of AGL.

OWNERS, ANNUITANTS, AND BENEFICIARIES; ASSIGNMENTS

The Owner of a Contract will be the same as the Annuitant, unless the purchaser designates a different Owner when applying to purchase a Contract. In the case of joint ownership, both Owners must join in the exercise of any rights or privileges under the Contract. The Annuitant and any Contingent Annuitant are designated by the purchaser when applying for a Contract and may not thereafter be changed.

The Beneficiary and, under a Non-Qualified Contract, any Contingent Beneficiary are designated by the purchaser when applying for a Contract. A Beneficiary or Contingent Beneficiary may be changed by the Owner prior to the Annuity Commencement Date, while the Annuitant is still alive, and by the payee following the Annuity Commencement Date. Any designation of a new Beneficiary or Contingent Beneficiary is effective as of the date it is signed, but will not affect any payments we make or action we take before receiving the Written request. We also need the Written consent of any irrevocably-named

Beneficiary or Contingent Beneficiary before making a change. Under certain retirement programs, spousal consent may be required to name a Beneficiary other than the spouse, or to change a Beneficiary to a person other than the spouse. We are not responsible for the validity of any designation of a Beneficiary or Contingent Beneficiary.

If no named Beneficiary or Contingent Beneficiary is living at the time any payment is to be made, the Owner will be the Beneficiary, or if the Owner is not then living, the Owner's estate will be the Beneficiary.

Rights under a Qualified Contract may be assigned only in certain narrow circumstances referred to therein. Owners and other payees may assign their rights under Non-Qualified Contracts, including their ownership rights. We take no responsibility for the validity of any assignment. A change in ownership rights must be made in Writing and a copy must be sent to our Home Office. The change will be effective on the date it was made, although we are not bound by a change until the date we record it. The rights under a Contract are subject to any assignment of record at our Home Office. An assignment or pledge of a Contract may have adverse tax consequences. See "Federal Income Tax Matters."

REPORTS

We will mail to Owners (or persons receiving payments following the Annuity Commencement Date), at their last known address of record, any reports and communications required by applicable law or regulation. You should therefore give us prompt written notice of any address change.

RIGHTS RESERVED BY US

Upon notice to the Owner, a Contract may be modified by us, to the extent necessary in order to (1) operate Separate Account D in any form permitted under the 1940 Act or in any other form permitted by law; (2) transfer any assets in any Division to another Division, or to one or more separate accounts, or the Fixed Account; (3) add, combine or remove Divisions in Separate Account D or combine the Separate Account with another separate account; (4) add, restrict or remove Guarantee Periods of the Fixed Account;
(5) make any new Division  available to you on a basis to be determined by us;
(6) substitute, for the shares held in any Division, the shares of another Fund or Portfolio or the shares of another investment company or any other investment permitted by law; (7) make any changes required by the Code or by any other applicable law, regulation or interpretation in order to continue treatment of the Contract as an annuity; (8) commence deducting premium taxes or adjust the amount of premium taxes deducted in accordance with applicable state law; or (9) make any changes required to comply with the rules of any Fund or Portfolio. When required by law, we will obtain your approval of changes and the approval of any appropriate regulatory authority.

PAYMENT AND DEFERMENT

Amounts surrendered or withdrawn from a Contract will normally be paid within seven calendar days after the end of the Valuation Period in which we receive the Written surrender or withdrawal request in good order. In the case of payment of death proceeds, if we do not receive a Written request as to the manner of payment within 60 days after the death of the Owner or Annuitant, any death benefit proceeds will be paid as a lump sum, normally within seven calendar days after the end of the Valuation Period that contains the last day of said 60 day period. We reserve the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. Also, we reserve the right to defer payment of that portion of your Account Value that is attributable to a purchase payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Finally, we reserve the right to defer payment of any surrender and annuity payment amounts or death benefit amounts of any portion of the Variable Account Value if (a) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Variable Account Value; or (c) the Securities and Exchange Commission by order permits the delay for the protection  of Owners.  Transfers and  allocations  of Account Value among the
Divisions   and  the  Fixed   Account  may  also  be  postponed   under  these
circumstances.

FEDERAL INCOME TAX MATTERS

GENERAL

It is not possible to comment on all of the federal income tax consequences associated with the Contracts. Federal income tax law is complex and its application to a particular person may vary according to facts peculiar to such person. Consequently, this discussion is not intended as tax advice, and you should consult with a competent tax adviser before purchasing a Contract.


The discussion is based on the law, regulations and interpretations existing on the date of this Prospectus. Congress has in the past and may again in the future enact legislation changing the tax treatment of annuities in both the Qualified and the Non-Qualified markets. The Treasury Department may issue new or amended regulations or other interpretations of existing tax law. Judicial interpretations may also affect the tax treatment of annuities. It is possible that such changes could have a retroactive effect. We suggest that you consult your legal or tax adviser on these issues.

The discussion does not address state or local tax or estate and gift tax consequences associated with the Contracts.

NON-QUALIFIED CONTRACTS

PURCHASE PAYMENTS. Purchasers of a Contract that does not qualify for special tax treatment and is therefore "Non-Qualified" may not deduct from their gross income the amount of purchase payments made.

TAX DEFERRAL PRIOR TO ANNUITY COMMENCEMENT DATE. Owners who are natural persons are not taxed currently on increases in their Account Value resulting from interest earned in the Fixed Account or, if certain diversification requirements are met, the investment experience of Separate Account D. This treatment applies to Separate Account D only if the Funds and the Portfolios in which it invests are "adequately diversified" in accordance with Treasury Department regulations. Although we do not control the Funds or the Portfolios, the investment advisers to the Funds and the Portfolios have undertaken to operate the Funds and the Portfolios in compliance with these diversification requirements. A Contract investing in a Fund or Portfolio that failed to meet the diversification requirements would, unless and until the failure can be corrected in a procedure afforded by the Internal Revenue Service, subject Owners to taxation of income in the Contract for that or any subsequent period. Income means the excess of the Account Value over the Owner's investment in the Contract (discussed below).

Current regulations do not provide guidance as to any circumstances in which control over allocation of values among different investment alternatives may cause Owners or persons receiving annuity payments to be treated as the owners of Separate Account D assets for tax purposes. We reserve the right to amend the Contracts in any way necessary to avoid any such result. The Treasury Department has stated that it may establish standards in this regard through regulations or rulings and has informally indicated that a regulation or ruling could limit the number of underlying funds or the frequency of transfers among those funds. Such standards may apply only prospectively, although retroactive application is possible if such standards are considered not to embody a new position.

Owners that are not natural persons -- that is, Owners such as corporations -- are taxable currently on annual increases in their Account Value unless an exception applies. Exceptions exist for, among other things, Owners that are not natural persons but that hold the Contract as an agent for a natural person.

TAXATION OF ANNUITY PAYMENTS. Each annuity payment received after the Annuity Commencement Date is excludible from gross income in part. In the case of Fixed Annuity Payments, the excludible portion is determined by multiplying the amount paid by the ratio of the investment in the Contract (discussed below) to the expected return under the fixed Annuity Payment Option. In the case of Variable Annuity Payments, the amount paid is multiplied by the ratio of the investment in the Contract to the number of expected payments. In both cases, the remaining portion of each annuity payment, and all payments made after the investment in the Contract has been reduced to zero, are included in the payee's income. Should annuity payments cease on account of the death of the Annuitant before the investment in the Contract has been fully recovered, the payee is allowed a deduction for the unrecovered amount. If the payee is the Annuitant, the deduction is taken on the final tax return. If the payee is a Beneficiary, that Beneficiary may recover the balance of the total investment as payments are made or on the Beneficiary's final tax return. An Owner's "investment in the Contract" is the amount equal to the portions of purchase payments made by or on behalf of the Owner that have not been excluded or deducted from the individual's gross income, less amounts previously received under the Contract that were not included in income.

TAXATION OF PARTIAL WITHDRAWALS AND TOTAL SURRENDERS. Partial withdrawals from a Contract are includible in income to the extent that the Owner's Account Value exceeds the investment in the Contract. In the event a Contract is surrendered in its entirety, any amount received in excess of the investment in the Contract is includible in income, and any remaining amount received is excludible from income. All annuity contracts issued by us to the same Owner during any calendar year are to be aggregated for purposes of determining the amount of any distribution that is includible in gross income.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A penalty tax is imposed on distributions under a Contract equal to 10% of the amount includable in income. The penalty tax will not apply, however, to (1) distributions made after the recipient attains age 59 1/2, (2) distributions on account of the recipient's becoming disabled, (3) distributions that are made after the death of the Owner prior to the Annuity Commencement Date or the payee after the Annuity Commencement Date (or if such person is not a natural person, that are made after the death of the primary Annuitant, as defined in the Code), and
(4) distributions that are part of a series of substantially equal periodic payments made over the life (or life expectancy) of the Annuitant or the joint life (or joint life expectancies) of the Annuitant and the Beneficiary. Premature distributions may result, for example, from an early Annuity Commencement Date, an early surrender, partial withdrawal from or assignment of a Contract, or the early death of an Annuitant, unless clause (3) above applies.

PAYMENT OF DEATH PROCEEDS. Special rules apply to the distribution of any death proceeds payable under the Contract. See "Death Proceeds."

ASSIGNMENTS AND LOANS. An assignment, loan, or pledge with respect to a Non-Qualified Contract is taxed in the same manner as a partial withdrawal, as described above. Repayment of a loan or release of an assignment or pledge is treated as a new purchase payment.

INDIVIDUAL RETIREMENT ANNUITIES ("IRAS")

PURCHASE PAYMENTS. Individuals who are not active participants in a tax qualified retirement plan may, in any year, deduct from their taxable income purchase payments for an IRA equal to the lesser of $2,000 or 100% of the individual's earned income. In the case of married individuals filing a joint return, the deduction will, in general, be the lesser of $4,000 or 100% of the combined earned income of both spouses, reduced by any deduction for an IRA purchase payment allowed to the spouse. Single persons who participate in a tax-qualified retirement plan and who have adjusted gross income not in excess of $30,000 may fully deduct their IRA purchase payments. Those who have adjusted gross income in excess of $40,000 will not be able to deduct purchase payments, and for those with adjusted gross income between $30,000 and $40,000 the deduction is phased out based on the amount of income. Beginning in 1999, the income range over which the otherwise deductible portion of an IRA purchase payment will be phased out for single persons will increase, as follows: 1999--$31,000 to $41,000; 2000--$32,000 to $42,000; 2001-- $33,000 to
$43,000;  2002--$34,000 to $44,000; 2003--$40,000 to $50,000; 2004--$45,000 to
$55,000; and 2005 and thereafter--$50,000 to $60,000.

Similarly, the otherwise deductible portion of an IRA purchase payment will be phased out, in the case of married individuals filing joint tax returns, with adjusted gross income between $50,000 and $60,000, and in the case of married individuals filing separately, with adjusted gross income between $0 and $10,000. Beginning in 1999, the income range over which the otherwise deductible portion of an IRA purchase payment will be phased out for married individuals filing joint tax returns will increase as follows: 1999-- $51,000 to $61,000; 2000--$52,000 to $62,000; 2001--$53,000 to $63,000; 2002-- $54,000
to $64,000;  2003--$60,000 to $70,000; 2004--$65,000 to $75,000; 2005--$70,000
to $80,000;  2006--$75,000  to $85,000;  and 2007 and  thereafter--$80,000  to
$100,000.

A married individual filing a joint tax return, who is not an active participant in a tax qualified retirement plan, but whose spouse is an active participant in such a plan, may, in any year, deduct from his or her taxable income purchase payments for an IRA equal to the lesser of $2,000 or 100% of the individual's earned income. For such an individual, the income range over which the otherwise deductible portion of an IRA purchase payment will be phased out is $150,000 to $160,000.

TAX FREE ROLLOVERS. Amounts may be transferred in a tax-free rollover from a tax-qualified plan to an IRA (and from one IRA to another IRA) if certain conditions are met. All taxable distributions ("eligible rollover distributions") from tax qualified plans are eligible to be rolled over with the exception of (1) annuities paid over a life or life expectancy, (2) installments for a period of ten years or more,and (3) required minimum distributions under section 401(a)(9) of the Code.

Rollovers may be accomplished in two ways. First, an eligible rollover distribution may be paid directly to an IRA (a "direct rollover"). Second, the distribution may be paid directly to the Annuitant and then, within 60 days of receipt, the amount may be rolled over to an IRA. However, any amount that was not distributed as a direct rollover will be subject to 20% income tax withholding

DISTRIBUTIONS FROM AN IRA. Amounts received under an IRA as annuity payments, upon partial withdrawal or total surrender, or on the death of the Annuitant, are included in the Annuitant's or other recipient's income. If nondeductible purchase payments have been made, a pro rata portion of such distributions may not be included in income. A 10% penalty tax is imposed on the amount includible in gross income from distributions that occur before the Annuitant attains age 59 1/2 and that are not made on account of death or disability, with certain exceptions, including distributions for qualified first-time home purchases for the individual, a spouse, children, grandchildren or ancestor, subject to a $10,000 lifetime maximum, and distributions for higher education expenses for the individual, a spouse, children, or grandchildren. These exceptions include distributions that are part of a series of substantially equal periodic payments made over the life (or life expectancy) of the Annuitant or the joint lives (or joint life expectancies) of the Annuitant and the Beneficiary. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which the Annuitant attains age 70 1/2. Additional distribution rules apply after the death of the Annuitant. These rules are similar to those governing distributions on the death of an Owner (or other payee during the Annuity Period) under a Non-Qualified Contract. See "Death Proceeds." Failure to comply with the minimum distribution rules will result in the imposition of a penalty tax of 50% of the amount by which the minimum distribution required exceeds the actual distribution.

ROTH IRAS

Beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to $2,000 per year. This limitation is reduced for adjusted gross income beginning at $95,000 and is eliminated at $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $15,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRAs and non-Roth IRAs.

An individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. For rollovers in 1998, the individual may pay that tax ratably in 1998 and over the succeeding three years. There are no similar limitations on rollovers from a Roth IRA to another Roth IRA.

Qualified distributions from Roth IRAs are entirely tax free. A qualified distribution requires that the individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2 on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor.

SIMPLIFIED EMPLOYEE PENSION PLANS

Employees and employers may establish an IRA plan known as a simplified employee pension plan ("SEP") if certain requirements are met. An employee may make contributions to a SEP in accordance with the rules applicable to IRAs discussed above. Employer contributions to an employee's SEP are deductible by the employer and are not currently includible in the taxable income of the employee. However, total employer contributions are limited to 15% of an employee's compensation or $30,000, whichever is less.

SIMPLE RETIREMENT ACCOUNTs

Employees and employers may establish an IRA plan known as a simple retirement account ("SRA"), if certain requirements are met. Under an SRA, the employer contributes elective employee compensation deferrals up to a maximum of $6,000 a year. The employer must, in general, make a fully vested matching contribution for employee deferrals up to 3% of compensation.

OTHER QUALIFIED PLANS

PURCHASE PAYMENTS. Purchase payments made by an employer under a pension, profit-sharing, or annuity plan qualified under section 401 or 403(a) of the Code, not in excess of certain limits, are deductible by the employer. Such purchase payments are also excluded from the current income of the employee.

DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE. To the extent that purchase payments are includible in an employee's taxable income, they (less any amounts previously received that were not includible in the employee's taxable income) represent his or her "investment in the Contract." Amounts received prior to the Annuity Commencement Date under a Contract in connection with a section 401 or 403(a) plan are generally allocated on a pro-rata basis between the employee's investment in the Contract and other amounts. With respect to the taxable portion of a lump-sum distribution (as defined in the Code), an averaging rule may be applicable that allows computation of tax as if the amount were received over a period of five years. A lump-sum distribution will not be includible in income in the year of distribution if the employee transfers, within 60 days of receipt, all amounts received, less the employee's investment in the Contract, to another tax-qualified plan or to an individual retirement account or an IRA in accordance with the rollover rules under the Code. However, any amount that is not distributed as a direct rollover will be subject to 20% income tax withholding. See "Tax Free Rollovers." Special tax treatment may be available in the case of certain lump-sum distributions that are not rolled over to another plan or IRA.

A 10% penalty tax is imposed on the amount includible in gross income from distributions that occur before the employee's attaining age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are (1) part of a series of substantially equal periodic payments beginning after the employee separates from service and made over the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and the Beneficiary, (2) made after the employee's separation from service on account of early retirement after age 55, or (3) made to an alternate payee pursuant to a qualified domestic relations order.

ANNUITY PAYMENTS. A portion of annuity payments received under Contracts in connection with section 401 and 403(a) plans after the Annuity Commencement Date may be excludible from the employee's income, in the manner discussed above, in connection with Variable Annuity Payments under "NonQualified Contracts - Taxation of Annuity Payments", except that the number of expected payments is determined under a provision in the Code. Distributions of minimum amounts specified by the Code generally must commence by April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2 or retires, if later. Failure to comply with the minimum distribution rules will result in the imposition of a penalty tax of 50% of the amount by which the minimum distribution required exceeds the actual distribution.

SELF-EMPLOYED INDIVIDUALS. Various special rules apply to tax-qualified plans established by self-employed individuals.

PRIVATE EMPLOYER UNFUNDED DEFERRED COMPENSATION PLANS

PURCHASE PAYMENTS. Private taxable employers may establish unfunded, Non-Qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. These types of programs allow individuals to defer receipt of up to 100% of compensation that would otherwise be includible in income and therefore to defer the payment of federal income taxes on such amounts, as well as earnings thereon. Purchase payments made by the employer, however, are not immediately deductible by the employer, and the employer is currently taxed on any increase in Account Value.

Deferred compensation plans represent a contractual promise on the part of the employer to pay current compensation at some future time. The Contract is owned by the employer and is subject to the claims of the employer's creditors. The individual has no right or interest in the Contract and is entitled only to payment from the employer's general assets in accordance with plan provisions.

TAXATION OF DISTRIBUTIONS. Amounts received by an individual from a private employer deferred compensation plan are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

FEDERAL INCOME TAX WITHHOLDING AND REPORTING

Amounts distributed from a Contract, to the extent includible in taxable income, are subject to federal income tax withholding. The payee may, however, elect to have no income tax withheld by submitting a withholding exemption certificate to us.

In some cases, if you own more than one Qualified annuity contract, such contracts may be aggregated for purposes of determining whether the federal tax law requirement for minimum distributions after age 70 1/2, or retirement, in appropriate circumstances, has been satisfied. If, under this aggregation procedure, you are relying on distributions pursuant to another annuity contract to satisfy the minimum distribution requirement under a Qualified Contract issued by us, you must sign a waiver releasing us from any liability to you for not calculating and reporting the amount of taxes and penalties payable for failure to make required minimum distributions under the Contract.

TAXES PAYABLE BY AGL AND SEPARATE ACCOUNT D

AGL is taxed as a life insurance company under the Code. The operations of Separate Account D are part of the total operations of AGL and are not taxed separately. Under existing federal income tax laws, AGL is not taxed on investment income derived by Separate Account D (including realized and unrealized capital gains) with respect to the Contracts. AGL reserves the right to allocate to the Contracts any federal, state or other tax liability that may result in the future from mainenance of Separate Account D or the Contracts.

Certain Series may make an election to pass through to AGL any taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld, which are also passed through. These credits may provide a benefit to AGL.

DISTRIBUTION ARRANGEMENTS

The Contracts will be sold by individuals who, in addition to being licensed by state insurance authorities to sell the Contracts of AGL, are also registered representatives of American General Securities Incorporated ("AGSI"), the principal underwriter of the Contracts, or registered representatives of WM Fund Services, Inc. or other broker-dealer firms or representatives of other firms that are exempt from broker-dealer regulation. AGSI, WM Fund Services, Inc. and any such other broker-dealer firms are registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and are members of the National Association of Securities Dealers, Inc. AGSI is a wholly-owned subsidiary of AGL. AGSI's principal business address is the same as that of our Home Office. The interests under the Contracts are offered on a continuous basis. AGSI and WM Fund Services, Inc. have entered into certain revenue and cost-sharing arrangements in connection with the marketing of the Contracts.

AGL compensates WM Fund Services, Inc. and other broker-dealers that sell the Contracts according to one or more compensation schedules. The schedules provide for commissions ranging from 3.50% up to 6.25% of first year purchase payments received pursuant to the Contracts. In addition, depending on the schedule selected, AGL may pay continuing "trail" commissions ranging from 0.25% to 0.50% of Contract Account Value. AGL also has agreed to pay WM Fund Services, Inc. for its promotional activities such as the solicitation of selling group agreements between broker-dealers and AGL, agent appointments with AGL, printing and development of sales literature to be used by AGL appointed agents as well as related marketing support and related special promotional campaigns. These distribution expenses do not result in any additional charges under the Contracts that are not described under "Charges under the Contracts."

SERVICES AGREEMENT

American General Independent Producer Division ("AGIPD") is party to an existing general services agreement with AGL. AGIPD, an affiliate of AGL, is a corporation incorporated in Delaware on November 24, 1997. Pursuant to this agreement, AGIPD provides services to AGL, including most of the administrative, data processing, systems, customer services, product development, actuarial, auditing, accounting and legal services for AGL and the Contracts.

LEGAL MATTERS

The legality of the Contracts described in this Prospectus has been passed upon by Steven A. Glover, Esquire, Senior Counsel of American General Independent Producer Division. Freedman, Levy, Kroll & Simonds, Washington, D.C., has advised AGL on certain federal securities law matters.

OTHER INFORMATION ON FILE

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Contracts discussed in this Prospectus. Not all of the information set forth in the Registration Statement and exhibits thereto has been included in this Prospectus. Statements contained in this Prospectus concerning the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

A Statement of Additional Information is available from us on request. Its contents are as follows:

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
General Information......................................................  2
Regulation and Reserves..................................................  2
Independent Auditors.....................................................  2
Services.................................................................  3
Principal Underwriter....................................................  3
Annuity Payments.........................................................  3
  Gender of Annuitant....................................................  3
  Misstatement of Age or Sex and Other Errors............................  3
Change of Investment Adviser or Investment Policy........................  4
Performance Data for the Divisions.......................................  4
Financial Statements..................................................... 10
Index to Financial Statements............................................ 11

          AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT D

               COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS

                                  OFFERED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                       ANNUITY ADMINISTRATION DEPARTMENT

                   P.O. BOX 1401, HOUSTON, TEXAS 77251-1401

                       1-800-247-6584        713-831-3505


                      STATEMENT OF ADDITIONAL INFORMATION


                              Dated April 1, 1998

This Statement of Additional Information ("Statement") is not a prospectus. It should be read with the Prospectus for American General Life Insurance Company Separate Account D ("Separate Account D") concerning flexible premium deferred annuity WM Strategic Asset Manager Contracts ("Contracts") investing in certain mutual fund Series of the WM Variable Trust, dated April 1, 1998. You can obtain a copy of the Prospectus for the Contracts by contacting American General Life Insurance Company ("AGL") at the address or telephone numbers given above. You have the option of receiving benefits on a fixed basis through AGL's Fixed Account or through AGL's Separate Account D. Terms used in this Statement have the same meanings as are defined in the Prospectus under the heading "Glossary."

                              TABLE OF CONTENTS
General Information..........................................................  2
Regulation and Reserves......................................................  2
Independent Auditors.........................................................  2
Services.....................................................................  3
Principal Underwriter........................................................  3
Annuity Payments.............................................................  3
 Gender of Annuitant.........................................................  3
 Misstatement of Age or Sex and Other Errors.................................  3
Change of Investment Adviser or Investment Policy............................  4
Performance Data for the Divisions...........................................  4
Financial Statements......................................................... 10
Index to Financial Statements................................................ 11

                              GENERAL INFORMATION

AGL (formerly American General Life Insurance Company of Delaware) is a successor in interest to a company previously organized as a Delaware corporation in 1917. Effective December 31, 1991, AGL redomesticated as a Texas insurer and changed its name to American General Life Insurance Company. AGL is a wholly-owned subsidiary of AGC Life Insurance Company, a Missouri corporation ("AG Missouri") engaged primarily in the life insurance business and annuity business. AG Missouri, in turn, is a wholly-owned subsidiary of American General Corporation, a Texas holding corporation engaged primarily in the insurance business.

                            REGULATION AND RESERVES

AGL is subject to regulation and supervision by the insurance departments of the states in which it is licensed to do business. This regulation covers a variety of areas, including benefit reserve requirements, adequacy of insurance company capital and surplus, various operational standards, and accounting and financial reporting procedures. AGL's operations and accounts are subject to periodic examination by insurance regulatory authorities.

Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed up to prescribed limits for insurance contract losses, if covered, incurred by insolvent insurance companies. The amount of any future assessments of AGL under these laws cannot be reasonably estimated. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

Although the federal government generally has not directly regulated the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Federal measures that may adversely affect the insurance business include employee benefit regulation, tax law changes affecting the taxation of insurance companies or of insurance products, changes in the relative desirability of various personal investment vehicles, and removal of impediments on the entry of banking institutions into the business of insurance. Also, both the executive and legislative branches of the federal government have under consideration various insurance regulatory matters, which could ultimately result in direct federal regulation of some aspects of the insurance business. It is not possible to predict whether this will occur or, if so, what the effect on AGL would be.

Pursuant to state insurance laws and regulations, AGL is obligated to carry on its books, as liabilities, reserves to meet its obligations under outstanding insurance contracts. These reserves are based on assumptions about, among other things, future claims experience and investment returns. Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including the Contracts, if AGL were to incur claims or expenses at rates significantly higher than expected, for example, due to acquired immune deficiency syndrome or other infectious diseases or catastrophes, or significant unexpected losses on its investments.

                             INDEPENDENT AUDITORS

The consolidated financial statements of AGL and the financial statements of Separate Account D appearing in this Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein. Such financial statements have been included in this Statement in reliance upon such reports of Ernst & Young LLP given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP is located at One Houston Center, Suite 2400, 1221 McKinney Street, Houston, TX 77010-2007.

                                   SERVICES

AGL and American General Independent Producer Division ("AGIPD") are parties to a services agreement which has been entered into among most of the affiliated companies within the American General Corporation holding company system, including certain life insurance companies. AGIPD is a corporation incorporated in Delaware on November 24, 1997, with its home office located at 2727-A Allen Parkway, Houston, Texas 77019. AGIPD provides shared services including data processing, systems, customer services, product development, actuarial, auditing, accounting and legal to AGL and certain other life insurance companies at cost. AGL did not pay any fees to AGIPD in 1997 because no services were performed.

                             PRINCIPAL UNDERWRITER

American General Securities Incorporated ("AGSI") is the principal underwriter with respect to the Contracts. AGSI also serves as principal underwriter to American General Life Insurance Company of New York Separate Account E, AGL's Separate Account A, and AGL's Separate Account VL-R, all of which are unit investment trusts registered under the Investment Company Act of 1940, as amended.

As principal underwriter with respect to all contracts issued by AGL and funded through Separate Account D, AGSI has received from AGL $13,954 in 1997 and less than $1,000 of compensation for each of the previous two years.

                               ANNUITY PAYMENTS

GENDER OF ANNUITANT

When annuity payments are based on life expectancy, the amount of each annuity payment ordinarily will be higher if the Annuitant or other measuring life is a male, as compared with a female under an otherwise identical Contract. This is because, statistically, females tend to have longer life expectancies than males.

However, there will be no differences between males and females in any jurisdiction, including Montana, where such differences are not permitted. We will also make available Contracts with no such differences in connection with certain employer-sponsored benefit plans. Employers should be aware that, under most such plans, Contracts that make distinctions based on gender are prohibited by law.

MISSTATEMENT OF AGE OR SEX AND OTHER ERRORS

If the age or sex of an Annuitant has been misstated to us, any amount payable will be that which the purchase payments paid would have purchased at the correct age and sex. If we made any overpayments because of incorrect information about age or sex, or any error or miscalculation, we will deduct the overpayment from the next payment or payments due. We will add any underpayments to the next payment. The amount of any adjustment will be credited or charged with interest at the assumed interest rate used in the Contract's annuity tables.

               CHANGE OF INVESTMENT ADVISER OR INVESTMENT POLICY

Unless otherwise required by law or regulation, neither the investment adviser to any Portfolio or Fund nor any investment policy may be changed without the consent of AGL. If required, approval of or change of any investment objective will be filed with the insurance department of each state where a Contract has been delivered. The Owner (or, after annuity payments start, the payee) will be notified of any material investment policy change that has been approved. You will be notified of any investment policy change prior to its implementation by Separate Account D if your comment or vote is required for such change.

PERFORMANCE DATA FOR THE DIVISIONS

Investment results for the available Divisions of Separate Account D may be quoted from time to time. Such results will not be an estimate or guarantee of future investment performance, and will not represent the actual experience of amounts invested by a particular Owner. Performance figures will be carried to the nearest one-hundredth of one percent and may include the effect of voluntary fee waivers and expense reimbursements in favor of the Funds from their investment adviser and administrator.

AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

Each Division may advertise its average annual total return. Each Division's average annual total return quotation is computed in accordance with a standard method prescribed by the Securities and Exchange Commission ("SEC"). The average annual total return for a Division for a specific period is found by first taking a hypothetical $1,000 investment in the Division's
Accumulation  Units on the  first  day of the  period  at the  then-applicable
Accumulation Unit value per unit ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value reflects the effect of the applicable Surrender Charge that may be imposed at the end of the period as well as all other recurring charges and fees applicable under the Contract to all Owner accounts. Such other charges and fees include the mortality and expense risk charge, the administrative expense charge and the Annual Contract Fee, but do not include the charges for any applicable premium taxes. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N represents the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. In addition, a Division may, from time to time, advertise average annual total return on a non-standardized basis, where the actual historical performance of the corresponding series in which the Division invests pre-dates the effective date of the Division.

Average annual total return quotations for the period ended December 31, 1997 are set forth, for the indicated Divisions, in the table below.


                                         Since Division
 Division                                  Inception*
 --------                                --------------
Strategic Growth Portfolio                    (0.45)%
Conservative Growth Portfolio                 (4.05)%
Balanced Portfolio                            (4.39)%
Flexible Income Portfolio                    (14.05)%

* The Strategic Growth, Conservative Growth, and Balanced Portfolio Divisions commenced operations on June 3, 1997; the Flexible Income Portfolio Division commenced operations on September 9, 1997.

TOTAL RETURN CALCULATIONS (WITHOUT SURRENDER CHARGE OR ANNUAL CONTRACT FEE)

Each Division may also advertise its non-standardized total return, which is calculated in the same manner and for the same time periods as the standardized average annual total returns described immediately above, except that the redeemable value does not reflect the deduction of any applicable Surrender Charge that may be imposed at the end of the period, since it is assumed that the Contract will continue through the end of each period, or the deduction of the Annual Contract Fee. If reflected, these charges would reduce the performance results presented.

Total return quotations (without Surrender Charge of Annual Contract Fee) for the period ended December 31, 1997 are set forth, for the indicated Divisions, in the table below.


                                         Since Division
 Division                                  Inception*
 --------                                --------------
Strategic Growth Portfolio                   10.97%
Conservative Growth Portfolio                 7.19%
Balanced Portfolio                            6.83%
Flexible Income Portfolio                     6.18%

* See footnote to previous table for dates when Divisions commenced operations.

CUMULATIVE TOTAL RETURN CALCULATIONS (WITHOUT SURRENDER
CHARGE OR ANNUAL CONTRACT FEE)

No standard formula has been prescribed by the SEC for calculating cumulative total return performance. Cumulative total return performance is the compound rate of return on a hypothetical initial investment of $1,000 in each Division's Accumulation Units on the first day of the period at the maximum offering price, which is the Accumulation Unit value per unit ("initial investment"). Cumulative total return figures (and the related "Growth of a $1,000 Investment" figures set forth below) do not include the effect of any applicable Surrender Charge or the Annual Contract Fee. Cumulative total return quotations reflect changes in Accumulation Unit value and are calculated by finding the cumulative rates of return of the hypothetical initial investment over various periods, according to the following formula, and then expressing that as a percentage.

                 C = (ERV/P) - 1
Where:

     C =         cumulative total return
     P =         a hypothetical initial investment of $1,000
     ERV =       ending redeemable value:  i.e., the value at the
                 end of the  applicable  period of a hypothetical
                 $1,000 investment made at the beginning of the applicable period.

Cumulative total return quotations (without Surrender Charge or Annual Contract Fee) for the period ended December 31, 1997 are set forth, for the indicated Divisions, in the table below.


                                         Since Division
 Division                                  Inception*
 --------                                --------------
Strategic Growth Portfolio                   10.97%
Conservative Growth Portfolio                 7.19%
Balanced Portfolio                            6.83%
Flexible Income Portfolio                     6.18%

* See footnote to previous table for dates when Divisions commenced operations.

HYPOTHETICAL PERFORMANCE

The tables below provide hypothetical performance information for the Money Market Fund, Short Term High Quality Bond Fund, U.S. Government Securities Fund, Income Fund, Growth & Income Fund, Growth Fund, Emerging Growth Fund and International Growth Fund Divisions of Separate Account D based on the actual historical performance of the corresponding Series in which the Division invests. This information reflects all actual charges and deductions of the Series and all Separate Account charges and deductions, with respect to the Contracts, that hypothetically would have been made had the Separate Account, with respect to the Contracts, been invested in the Series for all the periods indicated. This information has not been provided for the Income Portfolio, Bond & Stock Fund and Northwest Fund Divisions because the Series in which these Divisions invest had not commenced operations as of the date of this Statement.


             HYPOTHETICAL HISTORICAL AVERAGE ANNUAL TOTAL RETURNS
                          (THROUGH DECEMBER 31, 1997)

                                                                         Since
                                                                         Series
Investment Division                              One Year               Inception
Money Market Fund                                (2.86)%                  2.28%
Short Term High Quality Bond Fund                (2.03)%                  1.73%
U.S. Government Securities Fund                   1.46%                   3.65%
Income Fund                                       3.42%                   4.64%
Growth & Income Fund                             20.43%                  17.28%
Growth Fund                                       3.18%                  14.66%
Emerging Growth Fund                              4.62%                  12.03%
International Growth Fund                       (10.38)%                  3.72%


                     HYPOTHETICAL HISTORICAL TOTAL RETURNS
                          (THROUGH DECEMBER 31, 1997)

                                                                         Since
                                                                         Series
Investment Division                              One Year               Inception
Money Market Fund                                 3.54%                   3.00%
Short Term High Quality Bond Fund                 4.36%                   2.81%
U.S. Government Securities Fund                   7.85%                   4.34%
Income Fund                                       9.81%                   5.30%
Growth & Income Fund                             26.83%                  18.00%
Growth Fund                                       9.58%                  15.14%
Emerging Growth Fund                             11.02%                  12.86%
International Growth Fund                        (3.99)%                  4.40%


               HYPOTHETICAL HISTORICAL CUMULATIVE TOTAL RETURNS
                          (THROUGH DECEMBER 31, 1997)

                                                                         Since
                                                                         Series
Investment Division                              One Year               Inception
Money Market Fund                                 3.54%                  14.74%
Short Term High Quality Bond Fund                 4.36%                  11.64%
U.S. Government Securities Fund                   7.85%                  21.88%
Income Fund                                       9.81%                  27.19%
Growth & Income Fund                             26.83%                  92.90%
Growth Fund                                       9.58%                  92.72%
Emerging Growth Fund                             11.02%                  61.64%
International Growth Fund                        (3.99)%                 22.20%


     HYPOTHETICAL HISTORICAL GROWTH OF A $1,000 INVESTMENT IN THE DIVISION
                          (THROUGH DECEMBER 31, 1997)

                                                                         Since
                                                                         Series
Investment Division                              One Year               Inception
Money Market Fund                                $1,035.38               $1,147.40
Short Term High Quality Bond Fund                $1,043.61               $1,116.42
U.S. Government Securities Fund                  $1,078.52               $1,218.84
Income Fund                                      $1,098.14               $1,271.92
Growth & Income Fund                             $1,268.26               $1,929.03
Growth Fund                                      $1,095.78               $1,927.23
Emerging Growth Fund                             $1,110.17               $1,616.37
International Growth Fund                        $  960.12               $1,222.04

YIELD CALCULATIONS

The yields for the U.S. Government Securities Fund, Short Term High Quality Bond Fund, and Income Fund Divisions are each computed in accordance with a standard method prescribed by the SEC. The yields for the U.S. Government Securities Fund, Short Term High Quality Bond Fund, and Income Fund Divisions, based upon the one month period ended December 31, 1997, were 3.77%, 4.51% and 4.23%, respectively. The yield quotation is computed by dividing the net investment income per Accumulation Unit earned during the specified one month or 30-day period by the Accumulation Unit value on the last day of the period, according to the following formula that assumes a semi-annual reinvestment of income:

                                     a - b     6
                         YIELD = 2[(------- +1) - 1]
                                      cd

Where:

a = Net dividends and interest earned during the period by the Fund attributable to the Division.

b =   Expenses accrued for the period (net of reimbursements).

c = The average daily number of Accumulation Units outstanding during the period.

d =   The Accumulation Unit value per unit on the last day of the period.

The yield of each Division reflects the deduction of all recurring fees and charges applicable to each Division, such as the mortality and expense risk charge and the administrative expense charge, but does not reflect the deduction of Surrender Charges or the charge for any applicable premium taxes.

MONEY MARKET FUND DIVISION YIELD AND EFFECTIVE YIELD CALCULATIONS

The Money Market Fund Division's yield is computed in accordance with a standard method prescribed by the SEC. Under that method, the current yield quotation is based on a seven-day period and computed as follows: the net change in the Accumulation Unit value during the period is divided by the Accumulation Unit value at the beginning of the period to obtain the base period return; the base period return is then multiplied by the fraction 365/7 to obtain the current yield figure. Realized capital gains or losses and unrealized appreciation or depreciation of the Money Market Fund's assets are not be included in the calculation. The Money Market Fund Division's yield for the seven-day period ended December 31, 1997 was 3.58%.

The Money Market Fund Division's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period
          365/7
return +1 -1 . The Money Market Fund Division's effective yield for the seven-day period ended December 31, 1997 was 3.65%.

Yield and effective yield do not reflect the deduction of Surrender Charges or the charges for any applicable premium taxes.

PERFORMANCE COMPARISONS

The performance of any or all of the Divisions of Separate Account D may be compared in advertisements and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Divisions of Separate Account D. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research and Data Service ("VARDS(R)") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life issuers as well as variable annuity issuers.
VARDS(R) rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS(R) rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS(R) prepares risk adjusted rankings, which consider the effects of market risk on total return performance.

In addition, each Division's performance may be compared in advertisements and sales literature to the following benchmarks: (1) the Standard & Poor's 500 Composite Stock Price Index, an unmanaged weighted index of 500 leading
domestic   companies  that   represents   approximately   80%  of  the  market
capitalization  of  the  United  States  equity  market;  (2)  the  Dow  Jones
Industrial  Average,  an  unmanaged  unweighted  average  of thirty  blue chip industrial corporations listed on the New York Stock Exchange and generally considered representative of the United States stock market; (3) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics, a statistical measure of change, over time, in the prices of goods and services in major expenditure groups and generally considered to be a measure of inflation; (4) the Lehman Brothers Government and Corporate Bond Index, the Salomon Brothers High Grade Corporate Bond Index, and the Merrill Lynch Government/Corporate Master Index, unmanaged indices that are generally considered to represent the performance of intermediate and long term bonds during various market cycles; and (5) the Morgan Stanley Capital International Europe Australia Far East Index, an unmanaged index that is considered to be generally representative of major non-United States stock markets.

EFFECT OF TAX-DEFERRED ACCUMULATIONS

The charts below compare accumulations attributable to a single initial contribution of $100,000, compounded annually, to (1) investments on which earnings are not taxed until withdrawn, and (2) investments on which earnings are taxed currently.

                                         5 YEARS               10 YEARS              20 YEARS
                                         -------               --------              --------
                                                          (7.125% earnings rate)
Tax-Deferred...........................  $141,076              $199,025              $396,111
Tax-Deferred (after taxes).............  $128,343              $168,327              $304,316
Taxable Investment.....................  $127,120              $161,595              $261,129

                                                           (10.00% earnings rate)
Tax-Deferred...........................  $161,051              $259,374              $672,750
Tax-Deferred (after taxes).............. $142,125              $209,968              $495,197
Taxable Investment...................... $139,601              $194,884              $379,799

These hypothetical charts assume a 31% tax rate. The charts also assume that no fees or charges are deducted from any of the investments. In the case of the Contracts, the annual mortality and expense risk charge is 1.25 %, the maximum surrender charge is 7% for withdrawals within the first seven years, and annual administrative expense is .15%. The currently taxable investments may incur comparable fees and charges. The application of fees and charges would reduce the performance of the Contracts or any other investment. Taxes are payable upon withdrawal under the Contracts, either at one time in the case of a lump sum withdrawal, or on each payment in the case of annuitization. An additional 10% penalty may apply to withdrawals before age 59 1/2.

This information is for illustrative purposes only and is not a guarantee of future return.

                             FINANCIAL STATEMENTS

Separate Account D has 58 Divisions as of the date of this Statement, 15 of which are available under the Contracts that are the subject of this Statement. The December 31, 1997 financial statements for Separate Account D which are included herein relate only to the 44 Divisions which had operations as of December 31, 1997, one of which has discontinued operations as of December 31, 1997. The remaining 15 Divisions of Separate Account D had no operations as of December 31, 1997. Twelve of the 15 are not available under the Contracts that are the subject of this Statement. The financial statements of AGL that are included in this Statement should be considered primarily as bearing on the ability of AGL to meet its obligations under the Contracts.

                                   INDEX TO
                             FINANCIAL STATEMENTS

                                                                      PAGE NO.

I. Financial Statements of American General Life Insurance Company Separate Account D

     Report of Ernst & Young LLP, Independent Auditors..................  12

     Statement of Net Assets ...........................................  14

     Statement of Operations............................................  14

     Statement of Changes in Net Assets.................................  16

     Notes to Financial Statements......................................  17

II. AGL Consolidated Financial Statements

     Report of Ernst & Young LLP, Independent Auditors..................  34

     Consolidated Balance Sheets........................................  35

     Consolidated Statements of Income..................................  37

     Consolidated Statements of Shareholder's Equity....................  38

     Consolidated Statements of Cash Flows..............................  39

     Notes to Consolidated Financial Statements.........................  40

                        Report of Independent Auditors

Board of Directors
American General Life Insurance Company
     and
Contract Owners
American General Life Insurance Company
Sierra Asset Manager Divisions
     of Separate Account D

We have audited the accompanying statement of net assets of American General Life Insurance Company (the "Company") Separate Account D as of December 31, 1997, the related statements of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31,1997, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American General Life Insurance Company Separate Account D at December 31, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                                        /s/ERNST & YOUNG LLP
                                                        --------------------
                                                        Ernst & Young LLP

Houston, Texas
February 20, 1998

ASSETS:
     Investment securities - at market (cost $556,585,333)
     Due from (to) American General Life Insurance Company

         NET ASSETS

CONTRACT OWNER RESERVES:
     Reserves for redeemable annuity contracts
     Reserves for annuity contracts on benefit

         TOTAL CONTRACT OWNER RESERVES

INVESTMENT INCOME:
     Dividends from mutual funds

EXPENSES:
     Expense and mortality fee
         NET INVESTMENT INCOME (EXPENSE)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments
     Capital gain distributions from mutual funds
     Net unrealized gain (loss) on investments

         NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

         INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS

                   American General Life Insurance Company

                              SEPARATE ACCOUNT D

                           STATEMENT OF NET ASSETS
                              December 31, 1997

     TOTAL                                 Sierra          Sierra Asset        VAriety               All
      ALL             Generations         Advantage          Manager             Plus               Other
   DIVISIONS           Divisions          Divisions         Divisions         Divisions          Divisions
  $615,345,727       $ 65,816,261       $490,422,882       $  4,508,584       $  8,015,628       $ 46,582,372
        26,463              2,087             31,578               (404)            (4,328)           ($2,470)
  -------------      -------------      -------------      -------------      -------------      -------------
  $615,372,190       $ 65,818,348       $490,454,460       $  4,508,180       $  8,011,300       $ 46,579,902
  =============      =============      =============      =============      =============      =============

  $613,489,997       $ 65,818,348       $490,164,695       $  4,508,180       $  8,011,300       $ 44,987,474
     1,882,193                  0            289,765                  0                  0          1,592,428
  -------------      -------------      -------------      -------------      -------------      -------------
  $615,372,190       $ 65,818,348       $490,454,460       $  4,508,180       $  8,011,300       $ 46,579,902
  =============      =============      =============      =============      =============      =============

                           STATEMENT OF OPERATIONS
                         Year Ended December 31, 1997

     TOTAL                                 Sierra          Sierra Asset        VAriety               All
      ALL             Generations         Advantage          Manager             Plus               Other
   DIVISIONS           Divisions          Divisions         Divisions         Divisions          Divisions
  $ 15,595,064       $    783,848       $ 12,394,967       $      1,864       $    276,472       $  2,137,913

     8,357,529            367,057          7,330,194             16,608            193,594            450,076
  -------------      -------------      -------------      -------------      -------------      -------------
     7,237,535            416,791          5,064,773            (14,744)            82,878          1,687,837
  -------------      -------------      -------------      -------------      -------------      -------------

    14,707,782            115,840         10,638,305              1,065          2,998,131            954,441
    31,835,202          2,054,895         25,830,621                  0            812,434          3,137,252
     2,912,499           (163,184)         2,175,791            (18,848)          (650,934)         1,569,674
  -------------      -------------      -------------      -------------      -------------      -------------
    49,455,483          2,007,551         38,644,717            (17,783)         3,159,631          5,661,367
  -------------      -------------      -------------      -------------      -------------      -------------
  $ 56,693,018       $  2,424,342       $ 43,709,490       $    (32,527)      $  3,242,509       $  7,349,204
  =============      =============      =============      =============      =============      =============

See accompanying notes.

OPERATIONS:
      Net investment income (loss)
      Net realized gain on investments
      Capital gain distributions from mutual funds
      Net unrealized gain (loss) on investments
            Increase (decrease) in net assets resulting from operations

PRINCIPAL TRANSACTIONS:
      Contract purchase payments, less sales and
           administrative expenses and premium taxes
      Mortality reserve transfers
      Payments to contract owners:
            Annuity benefits
            Terminations and withdrawals
       Increase (decrease) in net assets resulting from principal transactions

      TOTAL INCREASE (DECREASE) IN NET ASSETS

NET ASSETS:
       Beginning of year
       End of year

OPERATIONS:
      Net investment income
      Net realized gain on investments
      Capital gain distributions from mutual funds
      Net unrealized gain on investments
            Increase in net assets resulting from
operations

PRINCIPAL TRANSACTIONS:
      Contract purchase payments, less sales and
           administrative expenses and premium taxes
       Mortality reserve transfers
      Payments to contract owners:
            Annuity benefits
            Terminations and withdrawals
       Increase in net assets resulting from
principal transactions

      TOTAL INCREASE IN NET ASSETS

NET ASSETS:
       Beginning of year
       End of year

                    American General Life Insurance Company

                              SEPARATE ACCOUNT D

                      STATEMENT OF CHANGES IN NET ASSETS
                         Year Ended December 31, 1997

     TOTAL                                 Sierra          Sierra Asset        VAriety               All
      ALL             Generations         Advantage          Manager             Plus               Other
   DIVISIONS           Divisions          Divisions         Divisions         Divisions          Divisions

  $  7,237,535       $    416,791       $  5,064,773       $    (14,744)      $     82,878       $  1,687,837
    14,707,782            115,840         10,638,305              1,065          2,998,131            954,441
    31,835,202          2,054,895         25,830,621                  0            812,434          3,137,252
     2,912,499           (163,184)         2,175,791            (18,848)          (650,934)         1,569,674
  -------------      -------------      -------------      -------------      -------------      -------------
    56,693,018          2,424,342         43,709,490            (32,527)         3,242,509          7,349,204
  -------------      -------------      -------------      -------------      -------------      -------------

    83,881,683         64,192,290         14,585,220          4,629,606            365,153            109,414
        94,362                  0                  0                  0                  0             94,362

      (864,001)                 0            (75,522)                 0                  0           (788,479)
   (66,416,425)          (798,284)       (48,587,933)           (88,899)       (12,284,089)        (4,657,220)
  -------------      -------------      -------------      -------------      -------------      -------------
    16,695,619         63,394,006        (34,078,235)         4,540,707        (11,918,936)        (5,241,923)
  -------------      -------------      -------------      -------------      -------------      -------------
    73,388,637         65,818,348          9,631,255          4,508,180         (8,676,427)         2,107,281

   541,983,553                  0        480,823,205                  0         16,687,727         44,472,621
  -------------      -------------      -------------      -------------      -------------      -------------
  $615,372,190       $ 65,818,348       $490,454,460       $  4,508,180       $  8,011,300       $ 46,579,902
  =============      =============      =============      =============      =============      =============

                      STATEMENT OF CHANGES IN NET ASSETS
                         Year Ended December 31, 1996

     TOTAL             Sierra             VAriety             All
      ALL             Advantage             Plus             Other
   DIVISIONS          Divisions           Divisions         Divisions
  $  7,876,766       $  5,933,703       $   150,434      $ 1,792,629
     8,687,632          8,253,869           170,962          262,801
    22,461,539         19,044,845         1,050,929        2,365,765
     4,104,554          1,870,223           939,264        1,295,067
  -------------      -------------      ------------     ------------
    43,130,491         35,102,640         2,311,589        5,716,262
  -------------      -------------      ------------     ------------

    63,920,172         62,319,889         1,434,892          165,391
       144,841                  0                 0          144,841
      (839,183)           (21,080)                0         (818,103)
    33,720,448         38,172,970           291,213       (4,598,894)
  -------------      -------------      ------------     ------------
    76,850,939         73,275,610         2,602,802       (1,117,368)

   464,987,773        407,547,595        14,084,925       43,355,253
  $541,838,712       $480,823,205       $16,687,727      $44,472,621
  =============      =============      ============     ============

* Includes 1996 total Death Benefits of $6,009,362; reclassified from Annuity Benefits for Sierra Advantage: $5,785,466; VAriety Plus: $4,946; and All Other: $218,950.

See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                              SEPARATE ACCOUNT D

NOTE A - ORGANIZATION

Separate Account D (the "Separate Account"), established by American General Life Insurance Company (the "Company") on November 19, 1973, is registered under the Investment Company Act of 1940 as a unit investment trust. At December 31, 1997, the Separate Account consisted of forty-four Divisions, forty-two of which are currently available to purchasers through six different American General annuity contracts. In late May 1997, an exchange offer was extended to VAriety Plus contract owners whereby these contract owners could exchange their current VAriety Plus contracts for the new Generations contract. The new contract would have the same account value as the exchanged contract. As of December 31, 1997, approximately 14% of the Generations Division's contract purchase payments were a result of exchanges from VAriety Plus contracts. The Van Kampen American Capital Life Investment Trust
Strategic Stock Portfolio was made available to contract owners in October 1997. During November 1997, purchases of shares in the Sierra Asset Manager Income Portfolio were suspended, but these shares are expected to become available again during the first quarter of 1998.

Also, several additional Divisions funded by series of the Sierra Variable Trust ("Trust") are expected to become available to the Sierra Asset Manager contract owners during the first quarter of 1998.

During January 1998, the Short Term Global Government Division of Separate Account D was eliminated due to the fund merger of the Short Term Global Government Fund into the Short Term High Quality Bond Fund of the Trust. On January 30, 1998, all contract owner account values which had been previously allocated to the Short Term Global Government Division were transferred to the Short Term High Quality Bond Division. The Divisions available through the six variable annuity contracts at December 31, 1997 were as follows:

GENERATIONS:                                                        VARIETY PLUS:
   Morgan Stanley Universal Funds, Inc.                                Van Kampen American Capital Life Investment Trust ("LIT")
        Asian Equity Portfolio                                              LIT Money Market Portfolio
        Emerging Markets Equity Portfolio                                   LIT Domestic Income Portfolio
        Fixed Income Portfolio                                              LIT Enterprise Portfolio
        Global Equity Portfolio                                             LIT Government Portfolio
        Equity Growth Portfolio                                             LIT Asset Allocation Portfolio
        High Yield Portfolio                                           Variable Insurance Products ("VIP") Fund and ("VIP") Fund II
        International Magnum Portfolio                                      VIPFII Asset Manager Portfolio
        Mid Cap Value Portfolio                                             VIPF Overseas Portfolio
        Value Portfolio                                                     VIPFII Index 500 Portfolio
   Van Kampen American Capital Life Investment Trust ("LIT")           Neuberger & Berman Advisors Management Trust ("AMT")
        LIT Domestic Income Portfolio                                       AMT Balanced Portfolio
        LIT Emerging Growth Portfolio                                       AMT Partners Portfolio
        LIT Enterprise Portfolio                                       American General Series Portfolio Company ("AGSPC")
        LIT Government Portfolio                                            AGSPC Stock Index Fund
        LIT Growth and Income Portfolio                                     AGSPC Social Awareness Fund
        LIT Money Market Portfolio                                          AGSPC International Equities Fund
        LIT Morgan Stanley Real Estate Securities Portfolio
        LIT Strategic Stock Portfolio

SIERRA ADVANTAGE:                                                   SEPARATE ACCOUNT D (DEFERRED LOAD):
        International Growth Fund                                      Van Kampen American Capital Life Investment Trust ("LIT")
        Short Term Global Government Fund                                   LIT Money Market Portfolio
        Growth Fund                                                         LIT Domestic Income Portfolio
        Global Money Fund                                                   LIT Enterprise Portfolio
        U.S. Government Fund
        Growth and Income Fund
        Corporate Income Fund                                       ALL OTHER SEPARATE ACCOUNT D CONTRACTS:
        Short Term High Quality Bond Fund                               (Issued prior to January 1, 1982)
        Emerging Growth Fund                                           Van Kampen American Capital
                                                                            Comstock Fund
SIERRA ASSET MANAGER:                                                       Corporate Bond Fund
        Capital Growth Portfolio                                            Reserve Fund
        Growth Portfolio                                                    High Income Corporate Bond Fund
        Balanced Portfolio                                             Van Kampen American Capital Life Investment Trust ("LIT")
        Value Portfolio                                                     LIT Money Market Portfolio
        Global Money Fund                                                   LIT Domestic Income Portfolio
                                                                            LIT Enterprise Portfolio

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES & BASIS OF PRESENTATION

The accompanying financial statements of the Divisions of the Separate Account have been prepared on the basis of generally accepted accounting principles ("GAAP"). The accounting principles followed by the Divisions and the methods of applying those principles are presented below or in the footnotes which follow:

SECURITY VALUATION - The investment in shares of Van Kampen, Morgan Stanley, AGSPC, ("VIP") Funds, Neuberger & Berman and Sierra mutual funds or portfolios are valued at the closing net asset value (market) per share as determined by the fund on the day of measurement.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the date the order to buy or sell is executed (trade date). Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt. Realized gains and losses from security transactions are determined on the basis of identified cost.

ADMINISTRATIVE EXPENSES AND MORTALITY AND EXPENSE RISK CHARGE - Deductions for administrative expenses and mortality and expense risk charges assumed by the Company are calculated daily, at an annual rate, on the average daily net asset value of the Separate Account and are paid to the Company.

An annual maintenance charge may be imposed on the last day of each contract year during the accumulation period for administrative expenses with respect to each contract. A surrender charge is applicable to certain withdrawal amounts and is payable to the Company. The deductions are as follows for the period ended December 31, 1997:

                                                                                                              Annual
                                              Administrative Expenses,       Annual        Maintenance      Surrender
                                              Mortality & Expense Risk     Maintenance       Charges         Charges
 Contracts                                           Annual Rate             Charge         Collected       Collected
 ---------                                    ------------------------     -----------     -----------      ---------
Generations..................................           1.40%                  30               0             $3,303
Sierra Asset Manager.........................           1.40%                  35               0             $1,353
Sierra Advantage.............................           1.50%                  N/A             N/A        $1,341,792
VAriety Plus.................................           1.55%                  36            $10,296         $43,974
Separate Account D (deferred load)...........           1.25%                  30            $15,720            $512
Separate Account D (Issued prior to
  January 1, 1982)...........................           0.75%                  N/A             N/A               N/A

Sales and other administrative charges are applicable to certain transaction amounts on contracts, excluding Generations, Sierra Advantage, Sierra Asset Manager, and VAriety Plus contracts, and are payable to the Company. The total sales and administrative charges collected for the period ended December 31, 1997 were $1,070.

The funds pay their investment advisors, Van Kampen American Capital Asset Management, Inc., Morgan Stanley Asset Management, Inc., Miller Anderson & Sherrerd, LLP, The Variable Annuity Life Insurance Company ("VALIC"), Fidelity Management & Research Company, Neuberger & Berman Management Incorporated, Sierra Investment Services Corporation, and Sierra Investment Advisors Corporation, a monthly fee based on the fund's or portfolio's, average net asset value.

ANNUITY RESERVES - Generations, Sierra Advantage, Sierra Asset Manager, and VAriety Plus annuity reserves are computed for currently payable contracts according to the 1983a Individual Annuity Mortality Table projected under Scale G factors at an assumed interest rate of 3.5%. For all other contracts, annuity reserves are computed according to the Progressive Annuity Mortality Table at an assumed interest rate of 3%. Charges to annuity reserves for mortality and expense risk experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the separate account.

NOTE C - FEDERAL INCOME TAXES

The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. Under existing federal income tax law, the investment income and capital gains from sale of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

NOTE D - INVESTMENTS

Fund or portfolio shares are purchased at net asset value with net contract payments (contract purchase payments less surrenders and amounts payable to the Company for administrative and surrender charges) and reinvestment of distributions made by the funds or portfolios. The following is a summary of fund or portfolio shares owned as of December 31, 1997. Net Value of Cost of Unrealized Asset Shares at Shares Appreciation/

                                                                          Net       Value of        Cost of        Unrealized
                                                                         Asset      Shares at       Shares        Appreciation/
 Fund                                                     Shares         Value       Market          Held         (Depreciation)
Morgan Stanley Asian Equity Portfolio..............     35,708.541    $ 5.64     $    201,396         316,249    $   (114,853)
Morgan Stanley Emerging Markets Equity Portfolio...    155,981.070      9.43        1,470,902       1,764,716        (293,814)
Morgan Stanley Fixed Income Portfolio..............    113,784.004     10.41        1,184,491       1,174,177         10,314
Morgan Stanley Global Equity Portfolio.............    216,773.902     11.74        2,544,926       2,488,964         55,962
Morgan Stanley Equity Growth Portfolio.............    415,846.751     12.74        5,297,888       5,006,513        291,375
Morgan Stanley High Yield Portfolio................    280,998.087     10.59        2,975,770       3,022,332        (46,562)
Morgan Stanley International Magnum Portfolio......    496,079.929     10.38        5,149,310       5,554,496       (405,186)
Morgan Stanley Mid Cap Value Portfolio.............    496,657.187     13.32        6,615,474       6,393,881        221,593
Morgan Stanley Value Portfolio.....................    731,164.223     11.78        8,613,115       8,634,924        (21,809)
Sierra International Growth Fund...................  4,009,881.994     12.26       49,161,153      48,822,903        338,250
Sierra Short Term Global Government Fund...........  7,298,973.514      2.48       18,101,454      17,792,874        308,580
Sierra Growth Fund.................................  7,835,129.120     15.41      120,739,340     104,025,962     16,713,378
Sierra Global Money Fund........................... 32,211,066.350      1.00       32,211,066      32,211,066              0
Sierra U.S. Government Fund........................  6,081,727.705     10.04       61,060,546      59,051,369      2,009,177
Sierra Growth and Income Fund......................  5,939,800.160     16.92      100,501,419      76,357,854     24,143,565
Sierra Corporate Income Fund.......................  5,068,889.130     10.19       51,651,980      48,930,724      2,721,256
Sierra Short Term High Quality Bond Fund...........  4,898,665.602      2.43       11,903,757      12,069,364       (165,607)
Sierra Emerging Growth Fund........................  2,890,657.924     15.63       45,180,984      37,734,797      7,446,187
Sierra Asset Manager Capital Growth Portfolio......     55,291.599     10.70          591,620         597,069         (5,449)
Sierra Asset Manager Growth Portfolio..............    130,945.783     10.49        1,373,621       1,392,117        (18,496)
Sierra Asset Manager Balanced Portfolio............    224,852.388     10.47        2,354,205       2,350,275          3,930
Sierra Asset Manager Value Portfolio...............      9,806.546     10.23          100,321          99,154          1,167
Van Kampen Comstock Fund...........................    454,021.315     16.20        7,355,145       6,701,970        653,175
Van Kampen Corporate Bond Fund.....................     78,446.633      7.10          556,971         541,886         15,085
Van Kampen High Income Corporate Bond Fund.........  1,978,268.772      6.55       12,957,660      12,022,849        934,811
Van Kampen Reserve Fund............................  1,165,892.074      1.00        1,165,892       1,165,892              0
Van Kampen LIT Asset Allocation Portfolio..........    202,483.225      11.91       2,411,575       2,302,744        108,831
Van Kampen LIT Domestic Income Portfolio...........    830,535.312       8.25       6,851,915       6,730,892        121,023
Van Kampen LIT Emerging Growth Portfolio...........    302,956.112      16.45       4,983,628       4,705,712        277,916
Van Kampen LIT Enterprise Portfolio................  1,372,481.285      18.11      24,855,637      22,454,079      2,401,558
Van Kampen LIT Government Portfolio................    167,289.758       8.92       1,492,224       1,446,158         46,066
Van Kampen LIT Growth and  Income Portfolio........    915,240.691      12.12      11,092,717      10,693,042        399,675
Van Kampen LIT Money Market Portfolio..............  5,914,006.650       1.00       5,914,007       5,914,007              0
Van Kampen LIT MS Real Estate Securities Portfolio     127,771.132      15.85       2,025,172       2,037,240        (12,068)
Van Kampen LIT Strategic Stock Portfolio...........    226,576.405      10.25       2,322,408       2,312,791          9,617
VIPF II Asset Manager Portfolio....................     20,844.319      18.01         375,406         318,832         56,574
VIPF Overseas Portfolio............................     10,506.174      19.20         201,719         177,639         24,080
VIPF II Index 500 Portfolio........................      2,009.369     114.39         229,852         184,443         45,409
Neuberger & Berman AMT Balanced Portfolio..........      7,486.741      17.80         133,264         116,879         16,385
Neuberger & Berman AMT Partners Portfolio..........     12,088.749      20.60         249,028         208,525         40,503
AGSPC Stock Index Fund.............................     35,190.927      29.70       1,045,171         625,193        419,978
AGSPC Social Awareness Fund........................      2,737.671      19.75          54,069          42,188         11,881
AGSPC International Equities Fund..................      8,288.733      10.56          87,529          90,592         (3,063)
                                                                                 -------------    -----------    ------------
                                                                                 $615,345,727     556,585,333    $58,760,394
                                                                                 =============    ===========    ============

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 1997 were $177,270,367 and $121,531,701, respectively. The cost of total investments owned at December 31, 1997 was the same for both financial reporting and federal income tax purposes. Gross unrealized appreciation and gross unrealized depreciation as of December 31, 1997 were $59,847,301 and $1,086,907, respectively.

Note E - Summary of Changes in Units

Changes in Units for the Year Ended December 31, 1997

GENERATIONS

                                         Morgan Stanley    Morgan Stanley    Morgan Stanley     Morgan Stanley    Morgan Stanley
CONTRACTS IN                              Asian Equity    Emerging Markets    Fixed Income      Global Equity     Equity Growth
ACCUMULATION PERIOD                        Portfolio      Equity Portfolio      Portfolio         Portfolio         Portfolio
Outstanding at beginning of period...         0.000              0.000              0.000              0.000            0.000
Purchase payments....................    63,928.070        292,520.126        195,502.682        410,903.211       812,548.750
Surrenders...........................         0.000         (2,711.276)        (6,489.425)        (4,352.239)      (22,327.053)
Transfers to annuity.................         0.000              0.000              0.000              0.000             0.000
Transfers between funds..............     6,331.977         30,474.778         29,986.603         24,376.333        58,689.072
                                      --------------     --------------     --------------     --------------    --------------
Outstanding at end of period.........    70,260.047        320,283.628        218,999.860        430,927.305       848,910.769
                                      ==============     ==============     ==============     ==============    ==============

                                         Morgan Stanley    Morgan Stanley    Morgan Stanley     Morgan Stanley      Van Kampen
                                          High Yield       International      Mid Cap Value         Value          LIT Domestic
                                           Portfolio      Magnum Portfolio     Portfolio           Portfolio      Income Portfolio
Outstanding at beginning of period...         0.000              0.000              0.000              0.000             0.000
Purchase payments....................   489,468.330        820,619.283        925,401.988      1,347,645.572       123,082.193
Surrenders...........................    (7,003.579)        (5,004.795)       (12,820.318)       (19,306.896)         (503.766)
Transfers to annuity.................         0.000              0.000              0.000              0.000             0.000
Transfers between funds..............    51,359.014        152,656.135         92,015.750        156,354.458        17,600.603
                                      --------------     --------------     --------------     --------------    --------------
Outstanding at end of period.........   533,823.765        968,270.623      1,004,597.420      1,484,693.134       140,179.030
                                      ==============     ==============     ==============     ==============    ==============

                                                                                               Van Kampen
                                           Van Kampen      Van Kampen        Van Kampen        LIT Growth          Van Kampen
                                         LIT Emerging    LIT Enterprise   LIT Government       and Income       LIT Money Market
                                       Growth Portfolio     Portfolio        Portfolio          Portfolio       Market Portfolio
Outstanding at beginning of period...         0.000              0.000              0.000              0.000             0.000
Purchase payments....................   537,468.499        394,842.289        104,479.532      1,669,358.574       609,179.193
Surrenders...........................    (4,958.871)        (4,046.252)        (5,321.123)        (5,980.786)      (14,325.569)
Transfers to annuity.................         0.000              0.000              0.000              0.000             0.000
Transfers between funds..............    94,994.151         45,821.575         (6,011.329)       220,107.475      (399,495.773)
                                      --------------     --------------     --------------     --------------    --------------
Outstanding at end of period.........   627,503.779        436,617.612         93,147.080      1,883,485.263       195,357.851
                                      ==============     ==============     ==============     ==============    ==============

                                       Van Kampen
                                    LIT Morgan Stanley      Van Kampen
                                       Real Estate         LIT Strategic
                                   Securities Portfolio    Stock Portfolio
Outstanding at beginning of period...         0.000              0.000
Purchase payments....................   193,816.246        339,311.452
Surrenders...........................    (1,772.429)             0.000
Transfers to annuity.................         0.000              0.000
Transfers between funds..............    34,729.553        114,668.859
                                      --------------     --------------
Outstanding at end of period.........   226,773.370        453,980.311
                                      ==============     ==============

CHANGES IN UNITS FOR THE YEAR ENDED DECEMBER 31, 1997

SIERRA ADVANTAGE

CONTRACTS IN                         International    Short Term Global                          Global         U. S. Government
ACCUMULATION PERIOD                   Growth Fund      Government Fund      Growth Fund        Money Fund             Fund
Outstanding at beginning of period.. 49,208,677.687     20,093,503.244     66,849,400.755     21,051,065.909    59,114,942.951
Purchase payments...................  1,368,306.336        302,715.958      1,588,056.880      1,276,385.612     1,469,411.569
Surrenders.......................... (4,119,589.671)    (2,371,874.000)    (6,223,304.506)    (2,517,039.513)   (5,396,986.584)
Transfers to annuity................    (25,820.684)        (6,528.383)       (29,264.701)             0.000    (2,956.090)
Transfers between funds............. (6,043,574.547)    (1,923,793.259)     1,269,180.541      8,299,259.110    (4,891,104.175
                                     ---------------    ---------------    ---------------    ---------------   ---------------
Outstanding at end of period........ 40,387,999.121     16,094,023.560     63,454,068.969     28,109,671.118    50,293,307.671
                                     ===============    ===============    ===============    ===============   ===============

                                                                             Short Term
                                        Growth and      Corporate           High Quality        Emerging
                                       Income Fund      Income Fund           Bond Fund        Growth Fund
Outstanding at beginning of period.. 41,176,555.767     51,843,333.618     11,613,016.642     38,477,387.014
Purchase payments...................  1,744,717.237      1,180,921.519        353,090.726      1,189,260.411
Surrenders.......................... (4,462,517.038)    (4,553,483.320)      (776,476.187)    (3,312,246.151)
Transfers to annuity................    (39,050.980)        (4,429.448)        (6,655.461)       (12,100.967)
Transfers between funds............. 13,893,842.996     (7,681,710.114)      (494,001.348)    (8,300,018.499)
                                     ---------------    ---------------    ---------------    ---------------
Outstanding at end of period........ 52,313,547.982     40,784,632.255     10,688,974.372     28,042,281.808
                                     ===============    ===============    ===============    ===============

SIERRA ASSET MANAGER

                                     Capital Growth          Growth            Balanced            Value              Global
ACCUMULATION PERIOD                     Portfolio          Portfolio          Portfolio          Portfolio          Money Fund
Outstanding at beginning of period..          0.000              0.000              0.000              0.000             0.000
Purchase payments...................    103,398.584        264,167.965        466,025.153         19,655.774        19,185.017
Surrenders..........................       (934.953)        (2,788.477)       (13,083.700)             0.000          (209.207)
Transfers to annuity................          0.000              0.000              0.000              0.000             0.000
Transfers between funds.............      9,031.205          2,659.128            398.353              0.000        (1,551.362)
                                     ---------------    ---------------    ---------------    ---------------   ---------------
Outstanding at end of period........    111,494.836        264,038.616        453,339.806         19,655.774        17,424.448
                                     ===============    ===============    ===============    ===============   ===============

VARIETY PLUS

                                                           Van Kampen
                                       Van Kampen          LIT Domestic       Van Kampen        Van Kampen          Van Kampen
                                        LIT Money             Income        LIT Enterprise    LIT Government         LIT Asset
ACCUMULATION PERIOD                   Market Portfolio      Portfolio         Portfolio         Portfolio      Allocation Portfolio
Outstanding at beginning of period..    281,932.427        519,521.316      2,171,958.516        606,324.715     1,312,447.189
Purchase payments...................      1,698.102          8,640.857         27,959.540         14,867.248         1,344.446
Surrenders..........................   (138,735.041)      (268,608.601)    (1,554,071.789)      (257,973.729)     (452,861.232)
Transfers to annuity................          0.000              0.000              0.000              0.000             0.000
Transfers between funds.............   (136,285.414)       (64,658.696)        10,290.907        (33,484.384)       14,621.685
                                     ---------------    ---------------    ---------------    ---------------   ---------------
Outstanding at end of period........      8,610.074        194,894.876        656,137.174        329,733.850       875,552.088
                                     ===============    ===============    ===============    ===============   ===============

CHANGES IN UNITS FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                                Neuberger &       Neuberger &
                                          VIPF II             VIPF             VIPF II            Berman             Berman
CONTRACTS IN                           Asset Manager        Overseas          Index 500         AMT Balanced      AMT Partners
ACCUMULATION PERIOD                     Portfolio           Portfolio         Portfolio          Portfolio        Portfolio
Outstanding at beginning of period..    334,306.414        154,553.519        520,274.332        140,503.286       858,370.358
Purchase payments...................      3,442.581            500.890         36,900.318          1,490.079        63,574.571
Surrenders..........................   (205,566.403)       (73,633.834)      (479,514.638)       (87,452.424)     (828,722.898)
Transfers to annuity................          0.000              0.000              0.000              0.000             0.000
Transfers between funds.............     20,534.555         19,182.181         17,067.801         11,769.020        23,225.970
                                     ---------------    ---------------    ---------------    ---------------   ---------------
Outstanding at end of period........    152,717.147        100,602.756         94,727.813         66,309.961       116,448.001
                                     ===============    ===============    ===============    ===============   ===============

ACCUMULATION  PERIOD                                          AGSPC             AGSPC
                                      AGSPC Stock        Social Awareness    International
                                       Index Fund             Fund           Equities Fund
Outstanding at beginning of period..    583,158.984         50,449.583        248,580.093
Purchase payments...................     10,652.682          3,121.231            935.592
Surrenders..........................   (318,254.100)       (34,733.469)      (160,655.975)
Transfers to annuity................          0.000              0.000              0.000
Transfers between funds.............     19,765.928              0.000        (15,217.003)
                                     ---------------    ---------------    ---------------
Outstanding at end of period........    295,323.494         18,837.345         73,642.707
                                     ===============    ===============    ===============

OTHER CONTRACTS

                                                                                                Van Kampen
                                                            Van Kampen                           High Income       Van Kampen
                                       Van Kampen        Corporate Bond      Van Kampen        Corporate Bond       LIT Money
ACCUMULATION PERIOD                  Comstock Fund           Fund            Reserve Fund           Fund         Market Portfolio
Non-Qualified Contracts:
Outstanding at beginning of period..    355,740.984        119,483.537        319,468.863      2,625,848.963       778,448.359
Purchase payments...................        204.006              0.000            183.990            177.705             0.000
Surrenders..........................    (47,910.651)        (5,540.382)       (91,704.653)      (174,288.212)      (35,416.799)
Transfers to annuity................          0.000              0.000              0.000              0.000             0.000
Transfers between funds.............    152,591.091              0.000         62,031.328            851.384      (119,053.867)
                                     ---------------    ---------------    ---------------    ---------------   ---------------
Outstanding at end of period........    460,625.430        113,943.155        289,979.528      2,452,589.840       623,977.693
                                     ===============    ===============    ===============    ===============   ===============

Qualified Contracts:
Outstanding at beginning of period..    129,270.376              0.000         48,356.841         59,031.631        22,426.173
Purchase payments...................        186.039              0.000            141.957            188.358             0.000
Surrenders..........................     (9,964.955)             0.000         (2,814.944)             0.000        (2,472.924)
Transfers to annuity................          0.000              0.000              0.000              0.000             0.000
Transfers between funds.............   (119,491.460)             0.000        (45,683.854)       (59,219.989)            0.000
                                     ---------------    ---------------    ---------------    ---------------   ---------------
Outstanding at end of period........          0.000              0.000              0.000              0.000        19,953.249
                                     ===============    ===============    ===============    ===============   ===============

CHANGES IN UNITS FOR THE YEAR ENDED DECEMBER 31, 1997

                                    Van Kampen LIT                           Van Kampen                            Van Kampen
CONTRACTS IN                         Money Market         Van Kampen        LIT Domestic        Van Kampen       LIT Enterprise
ACCUMULATION PERIOD                    Portfolio         LIT Domestic      Income Portfolio   LIT Enterprise       Portfolio
                                    (Deferred Load)    Income Portfolio    (Deferred Load)      Portfolio       (Deferred Load)
Non-Qualified Contracts:
Outstanding at beginning of period..    718,991.534        500,363.487        846,323.540        268,156.295     1,460,642.457
Purchase payments...................      4,420.116              0.000          2,619.935              0.000         3,303.407
Surrenders..........................   (125,129.215)       (52,510.820)      (161,469.372)       (20,287.907)     (150,491.429)
Transfers to annuity................          0.000              0.000              0.000              0.000             0.000
Transfers between funds.............     76,638.056        112,161.622        142,204.084         31,853.982       622,330.700
                                     ---------------    ---------------    ---------------    ---------------   ---------------
Outstanding at end of period........    674,920.491        560,014.289        829,678.187        279,722.370     1,935,785.135
                                     ===============    ===============    ===============    ===============   ===============

Qualified Contracts:
Outstanding at beginning of period..    355,591.425         41,117.046        187,682.090          4,202.245       719,775.814
Purchase payments...................     14,877.895              0.000             18.281              0.000         5,154.287
Surrenders..........................     (9,145.520)             0.000         (1,506.423)             0.000       (76,036.494)
Transfers to annuity................          0.000              0.000              0.000              0.000             0.000
Transfers between funds.............          0.000        (41,117.046)      (186,193.948)        (4,202.245)     (648,893.607)
                                     ---------------    ---------------    ---------------    ---------------   ---------------
Outstanding at end of period........    361,323.800              0.000              0.000              0.000             0.000
                                     ===============    ===============    ===============    ===============   ===============

SIERRA ADVANTAGE

CONTRACTS IN                         International    Short Term Global                          Global         U. S. Government
ANNUITY PERIOD                        Growth Fund      Government Fund      Growth Fund        Money Fund             Fund
Outstanding at beginning of period       14,905.021         18,793.341         15,030.132          7,893.562        19,180.553
Transfers from accumulation              25,780.084          6,374.970         29,264.701              0.000         2,886.619
Annuity benefits                         (7,850.282)        (7,150.189)        (8,740.231)        (1,947.619)       (5,251.986)
                                     ---------------    ---------------    ---------------    ---------------   ---------------
Outstanding at end of period             32,834.823         18,018.122         35,554.602          5,945.943        16,815.186
                                     ===============    ===============    ===============    ===============   ===============

                                                                             Short Term
                                        Growth and      Corporate           High Quality        Emerging
                                       Income Fund      Income Fund           Bond Fund        Growth Fund
Outstanding at beginning of period        8,843.952         22,490.997              0.000         10,611.843
Transfers from accumulation              39,050.980          4,325.352          6,499.058         12,100.967
Annuity benefits                         (8,479.492)        (7,936.717)        (1,162.440)        (4,549.112)
                                     ---------------    ---------------    ---------------    ---------------
Outstanding at end of period             39,415.440         18,879.632          5,336.618         18,163.698
                                     ===============    ===============    ===============    ===============

CHANGES IN UNITS FOR THE YEAR ENDED DECEMBER 31, 1997

OTHER CONTRACTS

                                                                              Van Kampen                           Van Kampen
                                                                             High Income          Van Kampen       LIT Money Market
CONTRACTS IN                            Van Kampen       Van Kampen         Corporate Bond        LIT Money        Portfolio
ANNUITY PERIOD                        Comstock Fund     Reserve Fund            Fund             Market Fund     (Deferred Load)
Non-Qualified Contracts:
Outstanding at beginning of period..      6,075.218         47,100.155         87,580.783         16,191.671       289,556.153
Transfers from accumulation.........          0.000              0.000              0.000              0.000             0.000
Mortality Reserve Transfers.........       (580.192)             0.000          3,358.714          5,026.830         5,345.304
Annuity benefits....................     (1,569.131)       (11,750.280)       (18,685.375)        (3,162.869)     (144,851.575)
Transfers between funds.............          0.000              0.000          3,912.986              0.000             0.000
                                     ---------------    ---------------    ---------------    ---------------   ---------------
Outstanding at end of period........      3,925.895         35,349.875         76,167.108         18,055.632        150,049.882

Qualified Contracts:
Outstanding at beginning of period..          0.000              0.000          4,208.266              0.000        2,281.709
Transfers from accumulation.........          0.000              0.000              0.000              0.000            0.000
Mortality Reserve Transfers.........          0.000              0.000              0.000              0.000            0.000
Annuity benefits....................          0.000              0.000           (318.732)             0.000         (306.428)
Transfers between funds.............          0.000              0.000         (3,889.534)             0.000            0.000
                                     ---------------    ---------------    ---------------    ---------------   ---------------
Outstanding at end of period........         0.000               0.000              0.000              0.000         1,975.281
                                     ===============    ===============    ===============    ===============   ===============

                                                            Van Kampen                           Van Kampen
                                          Van Kampen       LIT Domestic       Van Kampen       LIT Enterprise
                                        LIT Domestic     Income Portfolio   LIT Enterprise       Portfolio
                                      Income Portfolio    (Deferred Load)     Portfolio       (Deferred Load)
Non-Qualified Contracts:
Outstanding at beginning of period..     11,436.990         60,968.140         11,508.638         85,397.440
Transfers from accumulation.........          0.000              0.000              0.000              0.000
Mortality Reserve Transfers.........      5,026.923          1,374.967              0.000          5,483.702
Annuity benefits....................     (5,021.674)       (30,410.160)        (1,613.722)       (36,333.055)
Transfers between funds.............         95.228            357.635              0.000              0.000
                                     ---------------    ---------------    ---------------    ---------------
Outstanding at end of period             11,537.467         32,290.582          9,894.916         54,548.087
                                     ===============    ===============    ===============    ===============

Qualified Contracts:
Outstanding at beginning of period..         89.380         12,490.782              0.000          1,504.936
Transfers from accumulation.........          0.000              0.000              0.000              0.000
Mortality Reserve Transfers.........          0.000              0.000              0.000              0.000
Annuity benefits....................          0.000         (2,901.652)             0.000           (175.062)
Transfers between funds.............        (89.380)          (338.588)             0.000              0.000
                                     ---------------    ---------------    ---------------    ---------------
Outstanding at end of period                  0.000          9,250.542              0.000          1,329.874
                                     ===============    ===============    ===============    ===============

CHANGES IN UNITS FOR THE YEAR ENDED DECEMBER 31, 1996

SIERRA ADVANTAGE

                                                                Short Term
                                                                  Global
CONTRACTS IN                                 International       Government                          Global        U. S. Government
ACCUMULATION PERIOD                           Growth Fund          Fund         Growth Fund        Money Fund           Fund

Outstanding at beginning of period.......  38,882,135.444    23,376,496.403    65,732,670.354    19,070,427.181    47,440,751.595
Purchase payments........................   5,764,727.855       823,425.493     7,956,730.419     5,200,191.953     6,228,720.252
Surrenders...............................  (2,265,550.102)   (1,734,078.214)   (3,016,815.821)   (1,095,488.892)   (3,518,537.910)
Transfers to annuity.....................     (15,963.133)       (6,097.866)      (12,788.652)       (8,500.903)      (20,672.538)
Transfers between funds..................   6,843,327.623    (2,366,242.572)   (3,810,395.545)   (2,115,563.430)    8,984,681.552
                                           ---------------   ---------------   ---------------   ---------------   ---------------
Outstanding at end of period.............  49,208,677.687    20,093,503.244    66,849,400.755    21,051,065.909    59,114,942.951
                                           ===============   ===============   ===============   ===============   ===============

                                                                                 Short Term
                                             Growth and          Corporate       High Quality        Emerging
                                             Income Fund        Income Fund       Bond Fund        Growth Fund
Outstanding at beginning of period......   36,675,025.766    52,014,100.048    11,822,728.277    34,379,287.120
Purchase payments.......................    8,537,457.784     5,251,049.786     1,617,072.331     6,624,985.814
Surrenders..............................   (1,751,987.311)   (3,393,206.396)     (545,483.502)   (1,578,433.352)
Transfers to annuity....................       (9,531.916)       (8,122.761)            0.000       (11,325.843)
Transfers between funds.................   (2,274,408.556)   (2,020,487.059)   (1,281,300.464)     (937,126.725)
                                           ---------------   ---------------   ---------------   ---------------
Outstanding at end of period............   41,176,555.767    51,843,333.618    11,613,016.642    38,477,387.014
                                           ===============   ===============   ===============   ===============


VARIETY PLUS

                                                                Van Kampen                                             Van Kampen
                                              Van Kampen       LIT Domestic        Van Kampen       Van Kampen         LIT Asset
                                               LIT Money          Income         LIT Enterprise    LIT Government      Allocation
ACCUMULATION PERIOD                        Market Portfolio      Portfolio          Portfolio        Portfolio         Portfolio
Outstanding at beginning of period......       31,023.098       643,469.587     2,193,267.495       648,110.420     1,387,133.759
Purchase payments.......................        2,564.198        49,958.499       111,360.191        18,542.595        48,895.083
Surrenders..............................     (123,953.182)      (34,524.433)      (85,025.999)      (30,217.268)      (69,659.359)
Transfers to annuity....................            0.000             0.000             0.000             0.000             0.000
Transfers between funds.................      372,298.313      (139,382.337)      (47,643.171)      (30,111.032)      (53,922.294)
                                           ---------------   ---------------   ---------------   ---------------   ---------------
Outstanding at end of period............      281,932.427       519,521.316     2,171,958.516       606,324.715     1,312,447.189
                                           ===============   ===============   ===============   ===============   ===============

                                                                                                     Neuberger &      Neuberger &
                                                 VIPF II            VIPF            VIPF II            Berman           Berman
                                             Asset Manager        Overseas         Index 500        AMT Balanced     AMT Partners
                                               Portfolio         Portfolio         Portfolio         Portfolio         Portfolio
Outstanding at beginning of period......      368,506.813       150,156.224       255,919.568       126,436.941       573,999.606
Purchase payments.......................       78,232.603        22,650.982       192,419.319        34,995.016       197,533.041
Surrenders..............................      (25,254.384)         (224.253)       (2,405.849)      (10,711.695)      (35,249.198)
Transfers to annuity....................            0.000             0.000             0.000             0.000             0.000
Transfers between funds.................      (87,178.618)      (18,029.434)       74,341.294       (10,216.976)      122,086.909
                                           ---------------   ---------------   ---------------   ---------------   ---------------
Outstanding at end of period............      334,306.414       154,553.519       520,274.332       140,503.286       858,370.358
                                           ===============   ===============   ===============   ===============   ===============

CHANGES IN UNITS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                AGSPC Stock          AGSPC
CONTRACTS IN                                  AGSPC Stock     Social Awareness    International
ACCUMULATION PERIOD                            Index Fund           Fund          Equities Fund
Non-Qualified Contracts:
Outstanding at beginning of period......       648,212.914       41,609.618       478,545.500
Purchase payments.......................        24,666.084       13,999.802        10,802.158
Surrenders..............................      (59,334.026)       (5,159.837)      (57,804.040)
Transfers to annuity....................            0.000             0.000             0.000
Transfers between funds.................      (30,385.988)            0.000      (182,963.525)
                                           ---------------   ---------------   ---------------
Outstanding at end of period............      583,158.984        50,449.583       248,580.093
                                           ===============   ===============   ===============

OTHER CONTRACTS

                                                                                                     Van Kampen        Van Kampen
                                                                 Van Kampen                          High Income        LIT Money
                                               Van Kampen      Corporate Bond        Van Kampen     Corporate Bond       Market
ACCUMULATION PERIOD                          Comstock Fund         Fund            Reserve Fund         Fund           Portfolio
Non-Qualified Contracts:
Outstanding at beginning of period......      355,463.749       137,367.827       328,703.184     2,993,479.694       702,423.167
Purchase payments.......................            0.000             0.000             0.000             0.000             0.000
Surrenders..............................            0.000             0.000       (32,775.708)     (296,622.519)      (32,384.793)
Transfers to annuity....................            0.000             0.000             0.000        (3,929.146)            0.000
Transfers between funds.................          277.235       (17,884.290)       23,541.387       (67,079.066)      108,409.985
                                           ---------------   ---------------   ---------------   ---------------   ---------------
Outstanding at end of period............      355,740.984       119,483.537       319,468.863     2,625,848.963       778,448.359
                                           ===============   ===============   ===============   ===============   ===============

Qualified Contracts:
Outstanding at beginning of period......      151,148.632             0.000        48,115.813        74,802.608        22,426.173
Purchase payments.......................          590.322             0.000           241.028         4,358.243             0.000
Surrenders..............................      (22,242.117)            0.000             0.000       (20,129.220)            0.000
Transfers to annuity....................            0.000             0.000             0.000             0.000             0.000
Transfers between funds.................         (226.461)            0.000             0.000             0.000             0.000
                                           ---------------   ---------------   ---------------   ---------------   ---------------
Outstanding at end of period............      129,270.376             0.000        48,356.841        59,031.631        22,426.173
                                           ===============   ===============   ===============   ===============   ===============

CHANGES IN UNITS FOR THE YEAR ENDED DECEMBER 31, 1996

                                              Van Kampen LIT                        Van Kampen                         Van Kampen
                                               Money Market      Van Kampen        LIT Domestic       Van Kampen     LIT Enterprise
CONTRACTS IN                                     Portfolio      LIT Domestic     Income Portfolio   LIT Enterprise     Portfolio
ACCUMULATION PERIOD                          (Deferred Load)  Income Portfolio   (Deferred Load)      Portfolio     (Deferred Load)

Non-Qualified Contracts:
Outstanding at beginning of period......      848,950.504       584,683.467       951,382.221       288,310.619     1,596,083.456
Purchase payments.......................       23,268.333             0.000         3,410.320             0.000             0.000
Surrenders..............................     (162,081.382)       (8,767.951)      (90,790.215)       (5,221.464)     (128,193.870)
Transfers to annuity....................            0.000             0.000             0.000       (11,131.252)            0.000
Transfers between funds.................        8,854.079       (75,552.029)      (17,678.786)       (3,801.608)       (7,247.129)
                                           ---------------   ---------------   ---------------   ---------------   ---------------
Outstanding at end of period............      718,991.534       500,363.487       846,323.540       268,156.295     1,460,642.457
                                           ===============   ===============   ===============   ===============   ===============

Qualified Contracts:
Outstanding at beginning of period......      371,366.831        41,117.046       238,660.088         4,202.245       766,615.798
Purchase payments.......................       15,504.335             0.000           829.118             0.000         8,853.705
Surrenders..............................      (36,762.279)            0.000       (50,551.636)            0.000       (53,865.084)
Transfers to annuity....................            0.000             0.000             0.000             0.000             0.000
Transfers between funds.................        5,482.538             0.000        (1,255.480)            0.000        (1,828.605)
                                           ---------------   ---------------   ---------------   ---------------   ---------------
Outstanding at end of period............      355,591.425        41,117.046       187,682.090         4,202.245       719,775.814
                                           ===============   ===============   ===============   ===============   ===============

SIERRA ADVANTAGE

                                                                 Short Term
                                                                  Global
CONTRACTS IN                                 International       Government                          Global        U. S. Government
ANNUITY PERIOD                                Growth Fund          Fund         Growth Fund        Money Fund           Fund
Outstanding at beginning of period......            0.000        17,801.266         4,198.762             0.000             0.000
Transfers from accumulation.............       15,963.133         6,097.866        12,788.652         8,500.903        20,672.538
Annuity benefits........................       (1,058.112)       (5,105.791)       (1,957.282)         (607.341)       (1,491.985)
                                           ---------------   ---------------   ---------------   ---------------   ---------------
Outstanding at end of period............       14,905.021        18,793.341        15,030.132         7,893.562        19,180.553
                                           ===============   ===============   ===============   ===============   ===============

                                                                                 Short Term
                                             Growth and          Corporate       High Quality        Emerging
                                             Income Fund        Income Fund       Bond Fund        Growth Fund
Outstanding at beginning of period......            0.000        20,438.943             0.000             0.000
Transfers from accumulation.............        9,531.916         8,122.761             0.000        11,325.843
Annuity benefits........................         (687.964)       (6,070.707)            0.000          (714.000)
                                           ---------------   ---------------   ---------------   ---------------
Outstanding at end of period............        8,843.952        22,490.997             0.000        10,611.843
                                           ===============   ===============   ===============   ===============

CHANGES IN UNITS FOR THE YEAR ENDED DECEMBER 31, 1996

OTHER CONTRACTS

                                                                                Van Kampen                           Van Kampen
                                                                                 High Income       Van Kampen      LIT Money Market
CONTRACTS IN                                   Van Kampen       Van Kampen     Corporate Bond       LIT Money          Portfolio
ANNUITY PERIOD                               Comstock Fund     Reserve Fund        Fund               Fund          (Deferred Load)
Non-Qualified Contracts:
Outstanding at beginning of period......       24,802.485        59,202.979        88,097.148        18,851.842       439,584.645
Transfers from accumulation.............            0.000             0.000         3,929.145             0.000             0.000
Mortality Reserve Transfer..............            0.000             0.000        21,817.344             0.000             0.000
Annuity benefits........................      (18,727.267)      (12,102.824)      (26,262.854)        (2,660.171)    (150,028.492)
Transfers between funds.................            0.000             0.000             0.000             0.000             0.000
                                           ---------------   ---------------   ---------------   ---------------   ---------------
Outstanding at end of period............        6,075.218        47,100.155        87,580.783        16,191.671       289,556.153
                                           ===============   ===============   ===============   ===============   ===============

Qualified Contracts:
Outstanding at beginning of period......            0.000             0.000         4,900.348             0.000         4,816.161
Transfers from accumulation.............            0.000             0.000             0.000             0.000             0.000
Mortality Reserve Transfer..............            0.000             0.000             0.000             0.000             0.000
Annuity benefits........................            0.000             0.000          (692.082)            0.000        (2,534.452)
Transfers between funds.................            0.000             0.000             0.000             0.000             0.000
                                           ---------------   ---------------   ---------------   ---------------   ---------------
Outstanding at end of period............            0.000             0.000         4,208.266             0.000         2,281.709
                                           ===============   ===============   ===============   ===============   ===============

                                                                   Van Kampen                          Van Kampen
                                                Van Kampen        LIT Domestic     Van Kampen        LIT Enterprise
                                               LIT Domestic     Income Portfolio  LIT Enterprise       Portfolio
                                             Income Portfolio    (Deferred Load)    Portfolio        (Deferred Load)

Non-Qualified Contracts:
Outstanding at beginning of period......        9,252.599        93,503.376         2,184.759       124,157.660
Transfers from accumulation.............            0.000             0.000        10,869.668             0.000
Mortality Reserve Transfer..............        7,681.063             0.000             0.000             0.000
Annuity payments........................       (5,496.672)      (32,535.236)       (1,545.789)      (38,760.220)
Transfers between funds.................            0.000             0.000             0.000             0.000
                                           ---------------   ---------------   ---------------   ---------------
Outstanding at end of period............       11,436.990        60,968.140        11,508.638        85,397.440
                                           ===============   ===============   ===============   ===============

Qualified Contracts:
Outstanding at beginning of period......           89.380        17,309.669             0.000         4,098.540
Transfers from accumulation.............            0.000             0.000             0.000             0.000
Mortality Reserve Transfer..............            0.000             0.000             0.000             0.000
Annuity payments........................            0.000        (4,818.887)            0.000        (2,593.604)
Transfers between funds.................            0.000             0.000             0.000             0.000
                                           ---------------   ---------------   ---------------   ---------------
Outstanding at end of period............           89.380        12,490.782             0.000         1,504.936
                                           ===============   ===============   ===============   ===============

NOTE F - NET ASSETS REPRESENTED BY:

                                                              DECEMBER 31, 1997

CONTRACTS IN ACCUMULATION PERIOD

GENERATIONS:                                                Units               Unit Value       Amount
Morgan Stanley Asian Equity Portfolio                        70,260.047        $ 2.866335      $    201,389
Morgan Stanley Emerging Markets Equity Portfolio            320,283.628          4.592849         1,471,014
Morgan Stanley Fixed  Income Portfolio                      218,999.860          5.408434         1,184,446
Morgan Stanley Global Equity Portfolio                      430,927.305          5.905700         2,544,927
Morgan Stanley Equity Growth Portfolio                      848,910.769          6.241285         5,298,294
Morgan Stanley High Yield Portfolio                         533,823.765          5.574231         2,975,657
Morgan Stanley International Magnum Portfolio               968,270.623          5.318456         5,149,705
Morgan Stanley Mid Cap Value Portfolio                    1,004,597.420          6.585704         6,615,981
Morgan Stanley Value Portfolio                            1,484,693.134          5.801721         8,613,775
Van Kampen LIT Domestic Income Portfolio                    140,179.030          9.781081         1,371,102
Van Kampen LIT Emerging Growth Portfolio                    627,503.779          7.942509         4,983,954
Van Kampen LIT Enterprise Portfolio                         436,617.612         17.240471         7,527,493
Van Kampen LIT Government Portfolio                          93,147.080          9.402347           875,801
Van Kampen LIT Growth and Income Portfolio                1,883,485.263          5.889714        11,093,190
Van Kampen LIT Money Market Portfolio                       195,357.851          8.010579         1,564,930
Van Kampen LIT Morgan Stanley Real Estate Securities
  Portfolio                                                 226,773.370          8.930383         2,025,173
Van Kampen LIT Strategic Stock Portfolio                    453,980.311          5.113696         2,321,517
                                                                                               -------------
                                                                                                 65,818,348
                                                                                               -------------

SIERRA ADVANTAGE:

International Growth fund                                40,387,999.121          1.216333        49,125,256
Short Term Global Government Fund                        16,094,023.560          1.123566        18,082,698
Growth Fund                                              63,454,068.969          1.901874       120,681,644
Global Money Fund                                        28,109,671.118          1.142761        32,122,636
U.S. Government Fund                                     50,293,307.671          1.213519        61,031,884
Growth and Income Fund                                   52,313,547.982          1.919847       100,434,008
Corporate Income Fund                                    40,784,632.255          1.265975        51,632,325
Short Term High Quality Bond Fund                        10,688,974.372          1.113184        11,898,795
Emerging Growth Fund                                     28,042,281.808          1.610263        45,155,449
                                                                                               -------------
                                                                                                490,164,695
                                                                                               -------------

SIERRA ASSET MANAGER:

Capital Growth Portfolio                                    111,494.836          5.306927           591,695
Growth Portfolio                                            264,038.616          5.202749         1,373,727
Balanced Portfolio                                          453,339.806          5.192835         2,354,119
Value Portfolio                                              19,655.774          5.092810           100,103
Global Money Fund                                            17,424.448          5.081131            88,536
                                                                                               -------------
                                                                                                  4,508,180
                                                                                               -------------

                                                             DECEMBER 31, 1997

ACCUMULATION PERIOD

VARIETY PLUS:                                               Units               Unit Value       Amount
Van Kampen LIT Money Market Portfolio                         8,610.074        $ 1.579853      $     13,603
Van Kampen LIT Domestic Income Portfolio                    194,894.876          1.922982           374,779
Van Kampen LIT Enterprise Portfolio                         656,137.174          3.386227         2,221,829
Van Kampen LIT Government Portfolio                         329,733.850          1.868603           616,142
Van Kampen LIT Asset Allocation Portfolio                   875,552.088          2.754235         2,411,476
VIPF II Asset Manager Portfolio                             152,717.147          2.455920           375,061
VIPF Overseas Portfolio                                     100,602.756          2.003249           201,532
VIPF II Index 500 Portfolio                                  94,727.813          2.422917           229,518
Neuberger and Berman AMT Balanced Portfolio                  66,309.961          2.000830           132,675
Neuberger and Berman AMT Partners Portfolio                 116,448.001          2.139023           249,085
AGSPC Stock Index Fund                                      295,323.494          3.537886         1,044,821
AGSPC Social Awareness Fund                                  18,837.345          2.861183            53,897
AGSPC International Equities Fund                            73,642.707          1.179779            86,882
                                                                                               -------------
                                                                                                  8,011,300
                                                                                               -------------

OTHER CONTRACTS:
Non Qualified:
Van Kampen Comstock Fund                                    460,625.430         15.832238         7,292,731
Van Kampen Corporate Bond Fund                              113,943.155          4.879717           556,010
Van Kampen Reserve Fund                                     289,979.528          3.582554         1,038,867
Van Kampen High Income Corporate Bond Fund                2,452,589.840          5.123925        12,566,886
Van Kampen LIT Money Market Portfolio                       623,977.693          2.458040         1,533,762
Van Kampen LIT Money Market Portfolio (deferred load)       674,920.491          2.279095         1,538,140
Van Kampen LIT Domestic Income Portfolio                    560,014.289          3.744334         2,096,881
Van Kampen LIT Domestic Income Portfolio (deferred load)    829,678.187          3.401203         2,821,904
Van Kampen LIT Enterprise Portfolio                         279,722.370          7.057857         1,974,241
Van Kampen LIT Enterprise Portfolio (deferred load)       1,935,785.135          6.558347        12,695,551

Qualified:
Van Kampen LIT Money Market Portfolio                        19,953.249          2.458040            49,046
Van Kampen LIT Money Market Portfolio (deferred load)       361,323.800          2.279095           823,455
                                                                                               -------------
                                                                                                 44,987,474
                                                                                               -------------
Total Accumulation Period                                                                      $613,489,997
                                                                                               -------------

                                                             DECEMBER 31, 1997

CONTRACTS IN ANNUITY PERIOD
SIERRA ADVANTAGE:                                           Units               Unit Value       Amount
International Growth fund                                    32,834.823        $ 1.216333      $     39,938
Short Term Global Government Fund                            18,018.122          1.123566            20,244
Growth Fund                                                  35,554.602          1.901874            67,620
Global Money Fund                                             5,945.943          1.142761             6,795
U.S. Government Fund                                         16,815.186          1.213519            20,406
Growth and Income Fund                                       39,415.440          1.919847            75,672
Corporate Income Fund                                        18,879.632          1.265975            23,901
Short Term High Quality Bond Fund                             5,336.618          1.113184             5,941
Emerging Growth Fund                                         18,163.698          1.610263            29,248
                                                                                               -------------
                                                                                                    289,765
                                                                                               -------------

OTHER CONTRACTS:
Non Qualified:
Van Kampen Comstock Fund                                      3,925.895         15.832238            62,156
Van Kampen Reserve Fund                                      35,349.875          3.582554           126,643
Van Kampen High Income Corporate Bond Fund                   76,167.108          5.123925           390,275
Van Kampen LIT Money Market Portfolio                        18,055.632          2.458040            44,381
Van Kampen LIT Money Market Portfolio (deferred load)       150,049.882          2.278995           341,963
Van Kampen LIT Domestic Income Portfolio                     11,537.467          3.744334            43,200
Van Kampen LIT Domestic Income Portfolio (deferred load)     32,290.582          3.401203           109,827
Van Kampen LIT Enterprise Portfolio                           9,894.916          7.057857            69,837
Van Kampen LIT Enterprise Portfolio (deferred load)          54,548.087          6.558347           357,745

Qualified:
Van Kampen LIT Money Market Portfolio (deferred load)         1,975.281          2.278995             4,502
Van Kampen LIT Domestic Income Portfolio (deferred load)      9,250.542          3.592546            33,233
Van Kampen LIT Enterprise Portfolio (deferred load)           1,329.874          6.516619             8,666
                                                                                               -------------
                                                                                                  1,592,428
                                                                                               -------------

Total Annuity Period                                                                              1,882,193
                                                                                               -------------

Total Contract Owner Reserves                                                                  $615,372,190
                                                                                               =============

                                                             DECEMBER 31, 1996

CONTRACTS IN ACCUMULATION PERIOD

SIERRA ADVANTAGE:                                           Units               Unit Value       Amount
International Growth fund                                49,208,677.687        $ 1.268100      $ 62,401,524
Short Term Global Government Fund                        20,093,503.244          1.090434        21,910,639
Growth Fund                                              66,849,400.755          1.735437       116,012,924
Global Money Fund                                        21,051,065.909          1.104596        23,252,923
U.S. Government Fund                                     59,114,942.951          1.126013        66,564,194
Growth and Income Fund                                   41,176,555.767          1.516522        62,445,153
Corporate Income Fund                                    51,843,333.618          1.154101        59,832,443
Short Term High Quality Bond Fund                        11,613,016.642          1.067037        12,391,518
Emerging Growth Fund                                     38,477,387.014          1.451796        55,861,317
                                                                                               -------------
                                                                                                480,672,635
                                                                                               -------------

VARIETY PLUS:
Van Kampen LIT Money Market Portfolio                       281,932.417          1.526177          430,279
Van Kampen LIT Domestic Income Portfolio                    519,521.316          1.745051           906,591
Van Kampen LIT Enterprise Portfolio                       2,171,958.516          2.631841         5,716,250
Van Kampen LIT Government Portfolio                         606,324.715          1.730000         1,048,942
Van Kampen LIT Asset Allocation Portfolio                 1,312,447.189          2.296074         3,013,476
VIPF II Asset Manager Portfolio                             334,306.414          2.067111           691,048
VIPF Overseas Portfolio                                     154,553.519          1.823575           281,840
VIPF II Index 500 Portfolio                                 520,274.332          1.854189           964,687
Neuberger and Berman AMT Balanced Portfolio                 140,503.286          1.700950           238,989
Neuberger and Berman AMT Partners Portfolio                 858,370.358          1.654969         1,420,576
AGSPC Stock Index Fund                                      583,158.984          2.699296         1,574,119
AGSPC Social Awareness Fund                                  50,449.583          2.170641           109,508
AGSPC International Equities Fund                           248,580.093          1.172348           291,422
                                                                                               -------------
                                                                                                 16,687,727
                                                                                               -------------

OTHER CONTRACTS:
Non Qualified:
Van Kampen Comstock Fund                                    355,740.984         12.280239         4,368,584
Van Kampen Corporate Bond Fund                              119,483.537          4.442165           530,766
Van Kampen Reserve Fund                                     319,468.863          3.446824         1,101,153
Van Kampen High Income Corporate Bond Fund                2,625,848.963          4.599039        12,076,381
Van Kampen LIT Money Market Portfolio                       778,448.359          2.356167         1,834,154
Van Kampen LIT Money Market Portfolio (deferred load)       718,991.534          2.194923         1,578,131
Van Kampen LIT Domestic Income Portfolio                    500,363.487          3.371713         1,687,082
Van Kampen LIT Domestic Income Portfolio (deferred load)    846,323.540          3.077291         2,604,384
Van Kampen LIT Enterprise Portfolio                         268,156.295          5.443324         1,459,662
Van Kampen LIT Enterprise Portfolio (deferred load)       1,460,642.457          5.082117         7,423,155

Qualified:
Van Kampen Comstock Fund                                    129,270.376         15.572965         2,013,123
Van Kampen Reserve Fund                                      48,356.841          3.448038           166,736
Van Kampen High Income Corporate Bond Fund                   59,031.631          4.626772           273,126
Van Kampen LIT Money Market Portfolio                        22,426.173          2.356167            52,840
Van Kampen LIT Money Market Portfolio (deferred load)       355,591.425          2.194923           780,496
Van Kampen LIT Domestic Income Portfolio                     41,117.046          3.592272           147,704
Van Kampen LIT Domestic Income Portfolio (deferred load)    187,682.090          3.250419           610,045
Van Kampen LIT Enterprise Portfolio                           4,202.245          5.026041            21,121
Van Kampen LIT Enterprise Portfolio (deferred load)         719,775.814          5.049783         3,634,712
                                                                                               -------------
                                                                                                 42,363,355
                                                                                               -------------
Total Accumulation Period                                                                      $539,723,717
                                                                                               =============

                                                             DECEMBER 31, 1996

CONTRACTS IN ANNUITY PERIOD
SIERRA ADVANTAGE:                                           Units               Unit Value       Amount
International Growth Fund                                    14,905.021        $ 1.268100      $     18,901
Short Term Global Government Fund                            18,793.341          1.090434            20,493
Growth Fund                                                  15,030.132          1.735437            26,084
Global Money Fund                                             7,893.562          1.104596             8,719
U.S. Government Fund                                         19,180.553          1.126013            21,598
Growth and Income Fund                                        8,843.952          1.516522            13,412
Corporate Income Fund                                        22,490.997          1.154101            25,957
Emerging Growth Fund                                         10,611.843          1.451796            15,406
                                                                                               -------------
                                                                                                    150,570
                                                                                               -------------

OTHER CONTRACTS:
Non Qualified:
Van Kampen Comstock Fund                                      6,075.218         12.280239            74,605
Van Kampen Reserve Fund                                      47,100.155          3.446824           162,346
Van Kampen High Income Corporate Bond Fund                   87,580.783          4.599039           402,788
Van Kampen LIT Money Market Portfolio                        16,191.671          2.356167            38,150
Van Kampen LIT Money Market Portfolio (deferred load)       289,556.153          2.194923           635,553
Van Kampen LIT Domestic Income Portfolio                     11,436.990          3.371713            38,562
Van Kampen LIT Domestic Income Portfolio (deferred load)     60,968.140          3.077291           187,617
Van Kampen LIT Enterprise Portfolio                          11,508.638          5.443324            62,645
Van Kampen LIT Enterprise Portfolio (deferred load)          85,397.440          5.082117           434,000

Qualified:
Van Kampen High Income Corporate Bond Fund                    4,208.266          4.626772            19,471
Van Kampen LIT Money Market Portfolio (deferred load)         2,281.709          2.194923             5,008
Van Kampen LIT Domestic Income Portfolio                         89.380          3.592272               321
Van Kampen LIT Domestic Income Portfolio (deferred load)     12,490.782          3.250419            40,600
Van Kampen LIT Enterprise Portfolio (deferred load)           1,504.936          5.049783             7,600
                                                                                               -------------
                                                                                                  2,109,266
                                                                                               -------------

Total Annuity Period                                                                              2,259,836
                                                                                               -------------

Total Contract Owner Reserves                                                                  $541,983,553
                                                                                               =============

NOTE G - YEAR 2000 CONTINGENCy

The Company is in the process of modifying its information technology to be ready for the Year 2000. The Company expects the project to be substantially complete by 1998. All costs associated with required modifications will be paid for by the Company.

                       CONSOLIDATED FINANCIAL STATEMENTS

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                    YEARS ENDED DECEMBER 31, 1997 AND 1996

                    AMERICAN GENERAL LIFE INSURANCE COMPANY


                       CONSOLIDATED FINANCIAL STATEMENTS


                    YEARS ENDED DECEMBER 31, 1997 AND 1996


                                   CONTENTS


Report of Independent Auditors.........................................

Audited Consolidated Financial Statements

Consolidated Balance Sheets............................................
Consolidated Income Statements.........................................
Consolidated Statements of Shareholders' Equity........................
Consolidated Statements of Cash Flows..................................
Notes to Consolidated Financial Statements.............................

ERNST & YOUNG LLP      One Houston Center            Phone: 713 750 1500
                       Suite 2400                    Fax:   713 750 1501
                       1221 McKinney Street
                       Houston, Texas 77010-2007

                        Report of Independent Auditors

Board of Directors and Stockholders
American General Life Insurance Company

We have audited the accompanying consolidated balance sheets of American General Life Insurance Company (an indirectly wholly owned subsidiary of American General Corporation) and subsidiaries as of December 31, 1997 and , and the related consolidated statements of income, shareholders' equity, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American General Life Insurance Company and subsidiaries at December 31, 1997 and , and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.


 /s/ERNST & YOUNG LLP
 --------------------
Ernst & Young LLP
February 23, 1998

      Ernst & Young LLP is a member of Ernst & Young International, Ltd.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                          Consolidated Balance Sheets

                                                                                  December 31
                                                                             1997              1996
                                                                       ---------------------------------
                                                                                 (IN THOUSANDS)
ASSETS
Investments:
   Fixed maturity securities, at fair value (amortized cost -
     $26,131,207 in 1997 and $24,762,134 in 1996)                      $ 27,386,715       $ 25,395,381
   Equity securities, at fair value (cost - $19,208 in 1997
        and $17,642 in 1996)                                                 21,114             20,555
   Mortgage loans on real estate                                          1,659,921          1,707,843
   Policy loans                                                           1,093,694          1,006,137
   Investment real estate                                                   129,364            145,442
   Other long-term investments                                               55,118             43,344
   Short-term investments                                                   100,061             94,882
                                                                       ---------------------------------
Total investments                                                        30,445,987         28,413,584

Cash                                                                         99,284             33,550
Investment in Parent Company (cost - $8,597 in 1997
  and 1996)                                                                  37,823             28,597
Indebtedness from affiliates                                                 96,519             86,488
Accrued investment income                                                   433,111            392,058
Accounts receivable                                                         208,209            170,457
Deferred policy acquisition costs                                           835,031          1,042,783
Property and equipment                                                       33,827             35,414
Other assets                                                                132,659            134,289
Assets held in separate accounts                                         11,242,270          7,727,189
                                                                       ---------------------------------
Total assets                                                           $ 43,564,720       $ 38,064,409
                                                                       =================================

SEE ACCOMPANYING NOTES.

                                                                                  December 31
                                                                             1997              1996
                                                                       ---------------------------------
                                                                                 (IN THOUSANDS)

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
   Future policy benefits                                              $ 27,849,893       $ 26,558,538
   Other policy claims and benefits payable                                  42,677             41,679
   Other policyholders' funds                                               398,314            376,675
   Federal income taxes                                                     543,379            402,361
   Indebtedness to affiliates                                                 4,712              3,376
   Other liabilities                                                        421,861            325,630
   Liabilities related to separate accounts                              11,242,270          7,727,189
                                                                       ---------------------------------
Total liabilities                                                        40,503,106         35,435,448

Shareholders' equity:
   Common stock, $10 par value, 600,000 shares authorized,
     issued, and outstanding                                                  6,000              6,000
   Preferred stock, $100 par value, 8,500 shares authorized,
     issued, and outstanding                                                    850                850
   Additional paid-in capital                                             1,184,743            933,342
   Net unrealized investment gains                                          427,526            219,151
   Retained earnings                                                      1,442,495          1,469,618
                                                                       ---------------------------------
Total shareholders' equity                                                3,061,614          2,628,961

                                                                       ---------------------------------
    Total liabilities and shareholders'                                $ 43,564,720       $ 38,064,409
    equity                                                             =================================

SEE ACCOMPANYING NOTES.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                        Consolidated Income Statements


                                                               YEAR ENDED DECEMBER 31
                                                         1997            1996           1995
                                                   ---------------------------------------------
                                                                      (IN THOUSANDS)

Revenues:
Revenues:
   Premiums and other considerations               $   428,721     $   382,923     $   342,420
   Net investment income                             2,198,623       2,095,072       2,011,088
   Net realized investment gains (losses)               29,865          28,502          (1,942)
   Other                                                53,370          41,968          27,172
                                                   ---------------------------------------------
Total revenues                                       2,710,579       2,548,465       2,378,738

Benefits and expenses:
   Benefits                                          1,757,504       1,689,011       1,641,206
   Operating costs and expenses                        379,012         347,369         309,110
   Interest expense                                        782             830           2,180
                                                   ---------------------------------------------
    Total benefits and expenses                      2,137,298       2,037,210       1,952,496
                                                   ---------------------------------------------
Income before income tax expense                       573,281         511,255         426,242

    Income tax expense                                 198,724         176,660         143,947
                                                   ---------------------------------------------
    Net income                                     $   374,557     $   334,595     $   282,295
                                                   =============================================

SEE ACCOMPANYING NOTES.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                Consolidated Statements of Shareholders' Equity

                                                              YEAR ENDED DECEMBER 31
                                                        1997            1996           1995
                                                   --------------------------------------------
                                                                      (IN THOUSANDS)

Common stock:
   Balance at beginning of year                    $     6,000     $     6,000     $     6,000
   Change during year                                        -               -               -
                                                   --------------------------------------------
Balance at end of year                                   6,000           6,000           6,000

Preferred stock:
   Balance at beginning of year                            850             850               -
   Change during year                                        -               -             850
                                                   --------------------------------------------
Balance at end of year                                     850             850             850

Additional paid-in capital:
   Balance at beginning of year                        933,342         858,075         850,358
   Capital contribution from Parent Company            250,000          75,000               -
                                                   --------------------------------------------
   Other changes during year                             1,401             267           7,717
                                                   --------------------------------------------
Balance at end of year                               1,184,743         933,342         858,075

Net unrealized investment gains (losses):
   Balance at beginning of year                        219,151         493,594        (730,900)
   Change during year                                  208,375        (274,443)      1,224,494
                                                   --------------------------------------------
Balance at end of year                                 427,526         219,151         493,594

Retained earnings:
   Balance at beginning of year                      1,469,618       1,324,703       1,249,109
   Net income                                          374,557         334,595         282,295
   Dividends paid                                     (401,680)       (189,680)       (206,701)
                                                   --------------------------------------------
Balance at end of year                               1,442,495       1,469,618       1,324,703
                                                   --------------------------------------------
    Total shareholders' equity                     $ 3,061,614     $ 2,628,961     $ 2,683,222
                                                   =============================================

SEE ACCOMPANYING NOTES.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                     Consolidated Statements of Cash Flows

                                                               YEAR ENDED DECEMBER 31
                                                         1997            1996           1995
                                                    -----------------------------------------------
                                                                     (IN THOUSANDS)

OPERATING ACTIVITIES
Net income                                          $    374,557     $    334,595     $    282,295
Adjustments to reconcile net income to net cash
  (used in) provided by operating activities:
    Change in accounts receivable                        (37,752)           3,846          (18,654)
    Change in future policy benefits and other
      policy claims                                   (1,143,736)        (543,193)         (70,383)
    Amortization of policy acquisition costs             115,467          102,189           68,295
    Policy acquisition costs deferred                   (219,339)        (188,001)        (203,607)
    Change in other policyholders' funds                  21,639           63,174          (69,126)
    Provision for deferred income tax expense             13,264           12,388           (9,773)
    Depreciation                                          16,893           16,993           18,119
    Amortization                                         (28,276)         (30,758)         (35,825)
    Change in indebtedness to/from affiliates             (8,695)           4,432            7,596
    Change in amounts payable to brokers                  31,769          (25,260)          30,964
    Net (gain) loss on sale of investments               (29,865)         (28,502)           1,942
    Other, net                                            30,409           32,111           46,863
                                                    -----------------------------------------------
Net cash (used in) provided by operating activities     (863,665)        (378,286)         181,006

INVESTING ACTIVITIES
Purchases of investments and loans made              (29,638,861)     (27,245,453)     (14,573,323)
Sales or maturities of investments and receipts
  from repayment of loans                             28,300,238       25,889,422       12,528,185
Sales and purchases of property and equipment, net        (9,230)          (8,057)         (12,114)
                                                    -----------------------------------------------
Net cash used in investing activities                 (1,347,853)      (1,364,088)      (2,057,252)

FINANCING ACTIVITIES
Policyholder account deposits                          4,187,191        3,593,380        3,372,522
Policyholder account withdrawals                      (1,759,660)      (1,746,987)      (1,258,560)
Dividends paid                                          (401,680)        (189,680)        (206,701)
Capital contribution from Parent                         250,000           75,000                -
Other                                                      1,401              267               67
                                                    -----------------------------------------------
Net cash provided by financing activities              2,277,252        1,731,980        1,907,328
                                                    -----------------------------------------------
Increase (decrease) in cash                               65,734          (10,394)          31,082
Cash at beginning of year                                 33,550           43,944           12,862
Cash at end of year                                 $     99,284     $     33,550     $     43,944
                                                    ===============================================

Interest paid amounted to approximately $1,004,000, $1,080,000, and $1,933,000 in 1997, 1996, and 1995, respectively.

SEE ACCOMPANYING NOTES.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                               DECEMBER 31, 1997

NATURE OF OPERATIONS

AMERICAN GENERAL LIFE INSURANCE COMPANY (the "Company") is a wholly owned subsidiary of AGC Life Insurance Company, which is a wholly owned subsidiary of American General Corporation (the "Parent Company"). The Company's wholly owned life insurance subsidiaries are American General Life Insurance Company of New York (AGNY) and The Variable Annuity Life Insurance Company (VALIC).

The Company offers a complete portfolio of the standard forms of universal life, interest-sensitive whole life, term life, structured settlements, and fixed and variable annuities throughout the United States. In addition, a variety of equity products is sold through its broker/dealer, American General Securities, Inc. The Company serves the estate planning needs of middle- and upper-income households and the insurance needs of small-to medium-sized businesses. AGNY offers a broad array of traditional and interest-sensitive insurance, in addition to individual annuity products. VALIC provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of health care, educational, public sector, and other not-for-profit organizations throughout the United States.

1.    ACCOUNTING POLICIES

1.1   PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts of the Company and its wholly owned life insurance subsidiaries, AGNY and VALIC. Transactions with the Parent Company and other subsidiaries of the Parent Company are not eliminated from the financial statements of the Company. All other material intercompany transactions have been eliminated in consolidation.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ from those estimates.

1.2   STATUTORY ACCOUNTING

The Company and its wholly owned life insurance  subsidiaries  are required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company and its wholly owned life insurance subsidiaries did not have a material effect on statutory equity at December 31, 1997.

Statutory financial statements differ from GAAP. Significant differences were as follows (in thousands):

                                                         1997            1996           1995
                                                    -----------------------------------------------
Net income:
   Statutory net income (1997 balance is
      unaudited)                                    $    327,813     $    284,070     $    197,769
   Deferred policy acquisition costs                     103,872           85,812          135,312
   Deferred income taxes                                 (13,264)         (12,388)           9,773
   Adjustments to policy reserves                        (30,162)         (19,954)         (77,591)
   Goodwill amortization                                  (2,067)          (2,169)          (2,195)
   Net realized gain on investments                       20,139           14,140           22,874
   Gain on sale of subsidiary                                  -                -              661
   Other, net                                            (31,774)         (14,916)          (4,308)
                                                    -----------------------------------------------
GAAP net income                                     $    374,557     $    334,595     $    282,295
                                                    ===============================================

Shareholders' equity:
   Statutory capital and surplus (1997 balance
      is unaudited)                                 $  1,636,327     $  1,441,768     $  1,298,323
   Deferred policy acquisition costs                     835,031        1,042,783          605,501
   Deferred income taxes                                (535,703)        (410,007)        (549,663)
   Adjustments to policy reserves                       (319,680)        (297,434)        (311,065)
   Acquisition-related goodwill                           51,424           55,626           57,795
   Asset valuation reserve ("AVR")                       255,975          291,205          263,295
   Interest maintenance reserve ("IMR")                    9,596               63            3,114
   Investment valuation differences                    1,272,339          643,289        1,417,775
   Benefit plans, pretax                                   6,103            6,749            6,023
   Surplus from separate accounts                       (150,928)        (106,026)         (76,645)
   Other, net                                              1,130          (39,055)         (31,231)
                                                    -----------------------------------------------
Total GAAP shareholders' equity                     $  3,061,614     $  2,628,961     $  2,683,222
                                                    ================================================

The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on estimates of mortality, interest, and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) deferred federal income taxes are provided for significant timing differences between income reported for financial reporting purposes and income reported for federal income tax purposes; (d) certain assets (principally furniture and equipment, agents' debit balances, computer software, and certain other receivables) are reported as assets rather than being charged to retained earnings; (e) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and (f) fixed maturity investments are carried at fair value rather than amortized cost. In addition, statutory accounting principles require life insurance companies to establish an AVR and an IMR. The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments, and mortgages and market risk for common stocks, real estate, and other invested assets. The IMR is composed of investment- and liability-related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

1.3   INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, endowment, guaranteed renewable term life, universal life, limited payment, and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

1.4   INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity and equity securities are currently classified as available-for-sale and recorded at fair value. After adjusting related balance sheet accounts as if the unrealized gains (losses) had been realized, the net adjustment is recorded in net unrealized gains (losses) on securities within shareholders' equity. If the fair value of a security classified as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

MORTGAGE LOANS

Mortgage loans are reported at amortized cost, net of an allowance for losses. The allowance for losses covers all nonperforming loans, consisting of loans restructured or delinquent 60-days or more, and loans for which management has a concern based on its assessment of risk factors, such as potential nonpayment or nonmonetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends.

Impaired loans, those for which the Company determines it is probable that all amounts due under the contractual terms will not be collected, are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated costs to sell.

POLICY LOANS

Policy loans are reported at unpaid principal balances adjusted periodically for uncollectible amounts.

INVESTMENT REAL ESTATE

Investment real estate consists of income-producing real estate, foreclosed real estate, and the American General Center, an office complex in Houston. The Company classifies all investment real estate, except the American General Center, as available-for-sale. Real estate available-for-sale is carried at the lower of cost less accumulated depreciation, if applicable, or fair value less costs to sell. Changes in estimates of fair value less costs to sell are recognized as realized gains (losses) through a valuation allowance.

Real estate held-for-investment is carried at cost less accumulated depreciation and impairment reserves and write-downs, if applicable. Impairment losses are recorded whenever circumstances indicate that a property might be impaired and the estimated undiscounted future cash flows of the property are less than the carrying amount. In such event, the property is written down to fair value, determined by market prices, third-party appraisals, or expected future cash flows discounted at market rates. Any write-down is recognized as a realized loss, and a new cost basis is established.

INVESTMENT INCOME

Interest on fixed maturity securities, performing and restructured mortgage loans, and policy loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on impaired mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

REALIZED INVESTMENT GAINS (LOSSES)

Realized    investment    gains    (losses)   are    recognized    using   the
specific-identification   method  and  include   declines  in  fair  value  of
investments below cost that are considered to be other than temporary.

1.5 SEPARATE ACCOUNTS

Separate accounts are assets and liabilities associated with certain contracts, principally annuities; the investment risk lies solely with the contract holder rather than the Company. Consequently, the Company's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income and cash flows. Assets held in separate accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share.

1.6   DEFERRED POLICY ACQUISITION COSTS ("DPAC")

Certain costs of writing an insurance policy, including agents' commissions, underwriting and marketing expenses, are deferred and reported as DPAC.

DPAC associated with interest-sensitive life insurance contracts, insurance investment contracts, and participating life insurance contracts, to the extent recoverable from expected future gross profits, is deferred and amortized generally in proportion to the present value of expected future gross profits from surrender charges and investment, mortality, and expense margins. Expected future gross profits are adjusted to include the impact of realized and unrealized gains (losses) as if net unrealized investment gains (losses) had been realized at the balance sheet date. The impact of this adjustment is included in the net unrealized gains (losses) on securities within shareholders' equity. DPAC associated with all other insurance contracts, to the extent recoverable from future policy revenues, is amortized over the premium-paying period of the related contracts using assumptions that are consistent with those used in computing policy benefit reserves.

The Company reviews the carrying value of DPAC on at least an annual basis. In determining whether the carrying amount is appropriate, the Company considers estimated future gross profits or future premiums, as applicable for the type of contract. In all cases, the Company considers expected mortality, interest earned and credited rates, persistency, and expenses.

1.7   PREMIUM RECOGNITION

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges assessed against the account balance. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC (see Note 1.6).

For limited-payment contracts, net premiums are recorded as revenue, and the difference between the gross premium received and the net premium is deferred and recognized in income in a constant relationship to insurance in force. For all other contracts, premiums are recognized when due. When the revenue is recorded, an estimate of the cost of the related benefit is recorded in the future policy benefits account on the consolidated balance sheet. Also, this cost is recorded in the consolidated statement of income as a benefit in the current year and in all future years during which the policy is expected to be renewed.

1.8   OTHER ASSETS

Acquisition-related goodwill, which is included in other assets, is charged to expense in equal amounts over 40 years. The carrying value of goodwill is regularly reviewed for indicators of impairment in value.

1.9   DEPRECIATION

Provision for depreciation of American General Center, data processing equipment, and furniture and fixtures is computed on the straight-line method over the estimated useful lives of the assets.

1.10  POLICY AND CONTRACT CLAIMS RESERVES

Substantially all of the Company's insurance and annuity liabilities relate to long-duration contracts which generally require performance over a period of more than one year. The contract provisions normally cannot be changed or canceled by the Company during the contract period.

For interest-sensitive and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. In establishing reserves for limited payment and other long-duration contracts, an estimate is made of the cost of future policy benefits to be paid as a result of present and future claims due to death, disability, surrender of a policy, and payment of an endowment. Reserves for traditional insurance products are determined using the net level premium method. Based on past experience, consideration is given to expected policyholder deaths, policy lapses, surrenders, and terminations. Consideration is also given to the possibility that the Company's experience with policyholders will be worse than expected. Interest assumptions used to compute reserves ranged from 2.0% to 13.5% at December 31, 1997.

The claims reserves are determined using case-basis evaluation and statistical analyses and represent estimates of the ultimate net cost of unpaid claims. These estimates are reviewed; and as adjustments become necessary, such adjustments are reflected in current operations. Since these reserves are based on estimates, the ultimate settlement of claims may vary from the amounts included in the accompanying financial statements. Although it is not possible to measure the degree of variability inherent in such estimates, management believes claim reserves are reasonable.

 1.11 REINSURANCE

The Company limits its exposure to loss on any single insured to $1.5 million by ceding additional risks through reinsurance contracts with other insurers. Ceded reinsurance becomes a liability of the reinsurer assuming the risk. The Company diversifies its risk of exposure to reinsurance loss by using several reinsurers that have strong claims-paying ability ratings. If a reinsurer could not meet its obligations, the Company would reassume the liability. The likelihood of a material reinsurance liability being reassumed by the Company is considered to be remote.

Benefits paid and future policy benefits related to ceded reinsurance contracts are recorded as reinsurance receivables. The cost of reinsurance is recognized over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

1.12  PARTICIPATING POLICY CONTRACTS

Participating life insurance contracts contain dividend payment provisions that entitle the policyholder to participate in the earnings of the contracts. Participating life insurance contracts accounted for 2.22% and 2.47% of life insurance in force at December 31, 1997 and 1996, respectively. Such business is accounted for in accordance with Statement of Financial Accounting Standards ("SFAS") No. 120.

1.13  INCOME TAXES

The Company and its life insurance subsidiaries, together with certain other life insurance subsidiaries of the Parent Company, are included in a life/non-life consolidated tax return with the Parent Company and its noninsurance subsidiaries. The Company participates in a tax sharing agreement with other companies included in the consolidated tax return. Under this agreement, tax payments are made to the Parent Company as if the companies filed separate tax returns; and companies incurring operating and/or capital losses are reimbursed for the use of these losses by the consolidated return group.

Income taxes are provided for in accordance with SFAS No. 109. Under this standard, deferred tax assets and liabilities are calculated using the differences between the financial reporting basis and the tax basis of assets and liabilities, using the enacted tax rate. The effect of a tax rate change is recognized in income in the period of enactment. Under SFAS No. 109, state income taxes are included in income tax expense.

1.14  NEW ACCOUNTING STANDARD NOT YET ADOPTED

In June 1997, the Financial Accounting Standards Board issued SFAS No. 130, REPORTING COMPREHENSIVE INCOME, which establishes standards for reporting and displaying comprehensive income and its components in the financial statements. Beginning in 1998, the Company must adopt this statement for all periods presented. Application of this statement will not change recognition or measurement of net income and, therefore, will not impact the Company's consolidated results of operations or financial position.

2.    INVESTMENTS

2.1   INVESTMENT INCOME

Investment income by type of investment was as follows:

                                                         1997            1996           1995
                                                    -----------------------------------------------
                                                                     (IN THOUSANDS)
Investment income:
   Fixed maturities                                 $  1,966,528     $  1,846,549     $  1,759,358
   Equity securities                                       1,067            1,842            6,773
   Mortgage loans on real estate                         157,035          175,833          185,022
   Investment real estate                                 22,157           22,752           16,397
   Policy loans                                           62,939           58,211           52,939
   Other long-term investments                             3,135            2,328            1,996
   Short-term investments                                  8,626            9,280            6,234
   Investment income from affiliates                      11,094           11,502           12,570
                                                    -----------------------------------------------
Gross investment income                                2,232,581        2,128,297        2,041,289
Investment expenses                                       33,958           33,225           30,201
                                                    -----------------------------------------------
Net investment income                               $  2,198,623     $  2,095,072     $  2,011,088
                                                    ===============================================


The carrying value of investments that have produced no investment income during 1997 was less than 1% of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

2.2   NET REALIZED INVESTMENT GAINS (LOSSES)

Realized gains (losses) by type of investment were as follows:

                                                         1997            1996           1995
                                                    -----------------------------------------------
                                                                     (IN THOUSANDS)
Fixed maturities:
   Gross gains                                      $     42,966     $     46,498     $     38,657
   Gross losses                                          (34,456)         (47,29           (41,022)
                                                    -----------------------------------------------
Total fixed maturities                                     8,510             (795)          (2,365)
Equity securities                                          1,971           18,304            9,710
Other investments                                         19,384           10,993           (9,287)
                                                    -----------------------------------------------
Net realized investment gains (losses)
  before tax                                              29,865           28,502           (1,942)
Income tax expense                                        10,452            9,976              547
                                                    -----------------------------------------------
Net realized investment gains (losses)
    after tax                                       $     19,413     $     18,526     $     (2,489)
                                                    ================================================

2.3   FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity and equity securities are classified as available-for-sale and reported at fair value (see Note 1.4). Amortized cost and fair value at December 31, 1997 and 1996 were as follows:

                                                                 GROSS           GROSS
                                           AMORTIZED COST      UNREALIZED      UNREALIZED          FAIR
                                                                  GAIN            LOSS             VALUE
                                           -------------------------------------------------------------------
                                                                     (IN THOUSANDS)
DECEMBER 31, 1997
Fixed maturity securities:
   Corporate securities:
      Investment-grade                     $ 17,913,942       $   906,235       $     17,551     $ 18,802,626
      Below investment-grade                    950,438            34,290              4,032          980,696
                                           -------------------------------------------------------------------
   Mortgage-backed securities*                6,614,704            278,143             4,260        6,888,587
   U.S. government obligations                  289,406             46,529                74          335,861
   Foreign governments                          318,212             18,076             3,534          332,754
   State and political subdivisions              44,505              1,686                 -           46,191
                                           -------------------------------------------------------------------
   Total fixed maturity securities         $ 26,131,207       $  1,284,959      $     29,451     $ 27,386,715
                                           ===================================================================

   Equity securities                       $     19,208       $      2,145      $        239     $     21,114
                                           ===================================================================

   Investment in Parent Company            $      8,597       $     29,226      $          -     $     37,823
                                           ===================================================================

                                                                 GROSS           GROSS
                                           AMORTIZED COST      UNREALIZED      UNREALIZED          FAIR
                                                                  GAIN            LOSS             VALUE
                                           -------------------------------------------------------------------
                                                                     (IN THOUSANDS)
DECEMBER 31, 1996
Fixed maturity securities:
   Corporate securities:
      Investment grade                     $ 15,639,170       $    528,602      $     90,379     $ 16,077,393
      Below investment grade                    898,187             29,384             5,999          921,572
   Mortgage-backed securities*                7,547,616            186,743            54,543        7,679,816
   U.S. government obligations                  313,759             26,597             1,050          339,306
   Foreign governments                          313,655             13,255               248          326,662
   State and political subdivisions              48,553              1,003               226           49,330
   Redeemable preferred stocks                    1,194                108                 -            1,302
                                           -------------------------------------------------------------------
Total fixed maturity securities            $ 24,762,134       $    785,692      $    152,445     $ 25,395,381
                                           ===================================================================

Equity securities                          $     17,642       $      3,021      $        108     $     20,555
                                           ===================================================================

Investment in Parent Company               $      8,597       $     20,000      $          -     $     28,597
                                           ===================================================================

*     Primarily  include  pass-through  securities  guaranteed by and mortgage
      obligations   ("CMOs")   collateralized  by  the  U.S.   government  and
      government agencies.

Net unrealized gains (losses) on securities included in shareholders' equity at December 31 were as follows:

                                                                             1997              1996
                                                                       ------------------------------------
                                                                                  (IN THOUSANDS)
Gross unrealized gains                                                   $  1,316,330     $    808,713
Gross unrealized losses                                                       (29,690)        (152,553)
DPAC and other fair value adjustments                                        (621,867)        (315,117)
Deferred federal income taxes                                                (237,247)        (121,892)
                                                                       ------------------------------------
Net unrealized gains on securities                                       $    427,526          219,151
                                                                       ====================================

The contractual maturities of fixed maturity securities at December 31, 1997 were as follows:


                                                                           AMORTIZED             FAIR
                                                                             COST                VALUE
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Fixed maturity securities, excluding mortgage-backed securities:
    Due in one year or less                                              $    205,719     $    207,364
    Due after one year through five years                                   5,008,933        5,216,174
    Due after five years through ten years                                  9,163,681        9,604,447
    Due after ten years                                                     5,138,169        5,470,143
Mortgage-backed securities                                                  6,614,705        6,888,587
                                                                       ------------------------------------
Total fixed maturity securities                                          $ 26,131,207     $ 27,386,715
                                                                       ====================================

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $14.8 billion, $16.2 billion, and $7.3 billion during 1997, 1996, and 1995, respectively.

2.4 MORTGAGE LOANS ON REAL ESTATE

Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, the Company requires loan-to-value ratios of 75% or less, based on management's credit assessment of the borrower. The mortgage loan portfolio was distributed as follows at DECEMBER 31, 1997 and :

                                                    OUTSTANDING        PERCENT OF        PERCENT
                                                      AMOUNT             TOTAL         NONPERFORMING
                                                 -----------------------------------------------------
                                                   (IN MILLIONS)
DECEMBER 31, 1997
Geographic distribution:
   South Atlantic                                   $   456             27.5%               1.8%
   Pacific                                              340             20.5               14.4
   Mid-Atlantic                                         288             17.3                  -
   East North Central                                   186             11.2                  -
   Mountain                                             151              9.1                2.7
   West South Central                                   132              7.9                 .1
   East South Central                                    94              5.7                  -
   West North Central                                    19              1.1                  -
   New England                                           17              1.1                  -
Allowance for losses                                    (23)            (1.4)                 -
                                                 -------------------------------
Total                                               $ 1,660            100.0%               3.6%
                                                 ===============================


Property type:
   Office                                           $   622             37.5%               4.6%
   Retail                                               463             27.9                3.0
   Industrial                                           324             19.5                1.8
   Apartments                                           223             13.4                6.1
   Hotel/motel                                           40              2.4                  -
   Other                                                 11               .7                  -
Allowance for losses                                    (23)            (1.4)                 -
                                                 -------------------------------
Total                                               $ 1,660             100.0%              3.6%
                                                 ===============================

                                                    OUTSTANDING        PERCENT OF        PERCENT
                                                      AMOUNT             TOTAL         NONPERFORMING
                                                 -----------------------------------------------------
                                                   (IN MILLIONS)
DECEMBER 31, 1996
Geographic distribution:
   South Atlantic                                   $   522             30.6%               8.1%
   Pacific                                              407             23.8                8.1
   Mid-Atlantic                                         231             13.5                  -
   East North Central                                   168              9.8                  -
   Mountain                                             153              9.0                2.8
   West South Central                                   141              8.2                5.3
   East South Central                                   109              6.4                  -
   West North Central                                    13              0.8                  -
   New England                                           13              0.8                  -
Allowance for losses                                    (49)            (2.9)                 -
                                                 -------------------------------
Total                                               $ 1,708            100.0%               5.0%
                                                 ===============================


Property type:
   Office                                           $   590             34.5%                 -%
   Retail                                               502             29.4                2.5
   Industrial                                           304             17.8                6.0
   Apartments                                           264             15.5                8.3
   Hotel/motel                                           54              3.2                  -
   Other                                                 43              2.5               78.8
Allowance for losses                                    (49)            (2.9)                 -
                                                 -------------------------------
Total                                               $ 1,708          100.0%                 5.0%
                                                 ===============================

Impaired mortgage loans on real estate and related interest income were as follows:

                                                               DECEMBER 31
                                                         1997              1996
                                                   ------------------------------------
                                                              (IN MILLIONS)
Impaired loans:
   With allowance*                                       $   35           $   60
   Without allowance                                          -                -
                                                   ------------------------------------
Total impaired loans                                     $   35           $   60
                                                   ====================================

* Represents gross amounts before allowance for mortgage loan losses of $10 million and $9 million, respectively.


                                              1997             1996              1995
                                       ------------------------------------------------------
                                                          (IN MILLIONS)

Average investment                          $   48            $   72           $  102
Interest income earned                      $    3            $    6           $    8
Interest income -- cash basis               $    -            $    6           $    8

2.5    INVESTMENT SUMMARY

Investments of the Company were as follows:

                                                                             December 31, 1997
                                                           -----------------------------------------------------
                                                                                   FAIR              CARRYING
                                                                  COST             VALUE              AMOUNT
                                                           -----------------------------------------------------
                                                                              (IN THOUSANDS)
Fixed maturities:
   Bonds:
      United States government and government
       agencies and authorities                                 $    289,406       $    335,861    $    335,861
      States, municipalities, and political
       subdivisions                                                   44,505             46,191          46,191
      Foreign governments                                            318,212            332,754         332,754
      Public utilities                                             1,848,546          1,952,724       1,952,724
      Mortgage-backed securities                                   6,614,704          6,888,587       6,888,587
      All other corporate bonds                                   17,015,834         17,830,598      17,830,598
                                                           -----------------------------------------------------
Total fixed maturities                                            26,131,207         27,386,715      27,386,715

Equity securities:
   Common stocks:
       Industrial, miscellaneous, and other                            5,604              5,785           5,785
   Nonredeemable preferred stocks                                     13,604             15,329          15,329
                                                           -----------------------------------------------------
Total equity securities                                               19,208             21,114          21,114
Mortgage loans on real estate*                                     1,659,921                xxx       1,659,921
Investment real estate                                               129,364                xxx         129,364
Policy loans                                                       1,093,694                xxx       1,093,694
Other long-term investments                                           55,118                xxx          55,118
Short-term investments                                               100,061                xxx         100,061
                                                           -----------------------------------------------------
Total investments                                               $ 29,188,573       $        xxx    $ 30,445,987
                                                           =====================================================

*     Amount is net of a $23 million allowance for losses.

3. DEFERRED POLICY ACQUISITION COSTS

The balance of DPAC at DECEMBER 31 and the components of the change reported in operating costs and expenses for the years then ended were as follows:


                                              1997             1996              1995
                                       ------------------------------------------------------
                                                          (IN THOUSANDS)
Balance at January 1                        $ 1,042,783       $    605,501     $ 1,479,115
   Capitalization                               219,339            188,001         203,607
   Amortization                                (115,467)          (102,189)        (68,295)
   Change in the effect of SFAS No. 115        (311,624)           351,470      (1,008,926)
                                       ------------------------------------------------------
Balance at December 31                      $   835,031       $  1,042,783     $   605,501
                                       ======================================================


 4. OTHER ASSETS

Other assets consisted of the following:

                                                                                   December 31
                                                                             1997              1996
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Goodwill                                                                  $     51,424     $    55,626
Other                                                                           81,235          78,663
                                                                       ------------------------------------
Total other assets                                                        $    132,659     $   134,289
                                                                       ====================================

5.    FEDERAL INCOME TAXES

5.1   TAX LIABILITIES

Income tax liabilities were as follows:

                                                                                   December 31
                                                                             1997              1996
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Current tax (receivable) payable                                          $     7,676      $    (7,646)
Deferred tax liabilities, applicable to:
   Net income                                                                 298,456          288,115
   Net unrealized investment gains                                            237,247          121,892
                                                                       ------------------------------------
Total deferred tax liabilities                                                535,703          410,007
                                                                       ------------------------------------
Total current and deferred tax liabilities                                $   543,379      $   402,361
                                                                       ====================================


Components of deferred tax liabilities and assets at December 31 were as follows:

                                                                             1997              1996
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Deferred tax liabilities applicable to:
   Deferred policy acquisition costs                                      $  226,653       $  308,802
   Basis differential of investments                                         486,194          254,402
                                                                       ------------------------------------
    Other                                                                    139,298          130,423
                                                                       ------------------------------------
Total deferred tax liabilities                                               852,145          693,627

Deferred tax assets applicable to:
   Policy reserves                                                          (232,539)        (219,677)
   Other                                                                     (83,903)         (63,943)
                                                                       ------------------------------------
Total deferred tax assets before valuation
 allowance                                                                  (316,442)        (283,620)
Valuation allowance                                                                -                -
                                                                       ------------------------------------
Total deferred tax assets, net of valuation
    allowance                                                               (316,442)        (283,620)
                                                                       ------------------------------------
Net deferred tax liabilities                                              $  535,703       $  410,007
                                                                       ====================================

A portion of life insurance income earned prior to 1984 is not taxable unless it exceeds certain statutory limitations or is distributed as dividends. Such income, accumulated in policyholders' surplus accounts, totaled $93.6 million at December 31, 1997. At current corporate rates, the maximum amount of tax on such income is approximately $32.8 million. Deferred income taxes on these accumulations are not required because no distributions are expected.

5.2   TAX EXPENSE

Components of income tax expense for the year were as follows:

                                                            1997             1996              1995
                                                     ------------------------------------------------------
                                                                        (IN THOUSANDS)
Current expense                                         $    185,460      $    164,272     $    153,720
Deferred expense (benefit):
   Deferred policy acquisition cost                           27,644            21,628           38,275
   Policy reserves                                           (27,496)          (27,460)         (49,177)
   Basis differential of investments                           3,769             4,129            3,710
   Other, net                                                  9,347            14,091           (2,581)
                                                     ------------------------------------------------------
Total deferred expense (benefit)                              13,264            12,388           (9,773)
                                                     ------------------------------------------------------
Income tax expense                                      $    198,724       $   176,660      $    143,947
                                                     ======================================================

A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statement is presented below.


                                                            1997             1996              1995
                                                     ------------------------------------------------------
                                                                        (IN THOUSANDS)
Income tax at statutory percentage of GAAP
  pretax income                                         $    200,649      $    178,939     $    149,185
Tax-exempt investment income                                  (9,493)           (9,347)         (10,185)
Goodwill                                                         723               759              768
Tax on sale of subsidiary                                          -                 -             (661)
Other                                                          6,845             6,309            4,840
                                                     ------------------------------------------------------
Income tax expense                                      $    198,724      $    176,660          143,947
                                                     ======================================================

5.3   TAXES PAID

Income taxes paid amounted to approximately $168 million, $182 million, and $90 million in 1997, 1996, and 1995, respectively.

5.4   TAX RETURN EXAMINATIONS

The Parent Company and the majority of its subsidiaries file a consolidated federal income tax return. The Internal Revenue Service has completed examinations of the Company's tax returns through 1988 and is currently examining tax returns for 1989 through 1996. In addition, the tax returns of companies recently acquired are also being examined. Although the final outcome of any issues raised in examination is uncertain, the Company believes that the ultimate liability, including interest, will not exceed amounts recorded in the consolidated financial statements.

6.    TRANSACTIONS WITH AFFILIATES

Affiliated notes and accounts receivable were as follows:


                                                 December 31, 1997                   December 31, 1996
                                        -----------------------------------------------------------------------
                                            PAR VALUE        BOOK VALUE        PAR VALUE        BOOK VALUE
                                        -----------------------------------------------------------------------
                                                                    (IN THOUSANDS)
American General Corporation,
   9 3/8%, due 2008                        $     4,725      $     3,288       $      4,725      $      3,239
American General Corporation,
   8 1/4%, due 2004                             17,125           32,953             19,572            19,572
American General Corporation,
   Restricted Subordinated Note,
   13 1/2%, due 2002                            31,494           31,494             33,550            33,550
                                        -----------------------------------------------------------------------
Total notes receivable from
   affiliates                                   53,344           67,735             57,847            56,361
Accounts receivable from affiliates                  -           28,784                  -            30,127
                                        -----------------------------------------------------------------------
Indebtedness from affiliates               $    53,344      $    96,519       $     57,847      $     86,488
                                        =======================================================================

Various American General companies provide services to the Company, principally mortgage servicing and investment advisory services. The Company paid approximately $33,916,000, $22,083,000, and $21,006,000 for such services in 1997, 1996, and 1995, respectively. Accounts payable for such services at December 31, 1997 and were not material. In addition, the Company rents facilities and provides services to various American General companies. The Company received approximately $6,455,000, $1,255,000, and $2,086,000 for such services and rent in 1997, 1996, and 1995, respectively. Accounts receivable for rent and services at December 31, 1997 and were not material.

The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding with an $80 dividend rate, redeemable at $1,000 per share after December 31, 2000. The holder of this stock, the Franklin Life Insurance Company ("Franklin"), an affiliated company, is entitled to one vote per share, voting together with the holders of common stock.

During 1996, the Company's residential mortgage loan portfolio of $42 million was sold to American General Finance at carrying value plus accrued interest.

7.     STOCK-BASED COMPENSATION

Certain officers of the Company participate in American General Corporation's stock and incentive plans which provide for the award of stock options, restricted stock awards, performance awards, and incentive awards to key employees. Stock options constitute the majority of such awards. Expense related to stock options is measured as the excess of the market price of the stock at the measurement date over the exercise price. The measurement date is the first date on which both the number of shares that the employee is entitled to receive and the exercise price are known. Under the stock option plans, no expense is recognized, since the market price equals the exercise price at the measurement date.

Under an alternative accounting method, compensation expense arising from stock options would be measured at the estimated fair value of the options at the date of grant. Had compensation expense for the stock options been determined using this method, net income would have been as follows:


                                                            1997             1996              1995
                                                     ------------------------------------------------------
                                                                        (IN THOUSANDS)
Net income as reported                                  $    374,557      $     334,595    $     282,295
Net income pro forma                                         373,328            334,029          281,821


The average fair values of the options granted during 1997, 1996, and 1995 were $10.33, $7.07, and $6.93, respectively. The fair value of each option was estimated at the date of grant using a Black-Scholes option pricing model. The weighted average assumptions used to estimate the fair value of the stock options were as follows:

                                                            1997             1996              1995
                                                     ------------------------------------------------------
Dividend yield                                           3.0%              4.0%             4.0%
Expected volatility                                     22.0%             22.3%            23.0%
Risk-free interest rate                                  6.4%              6.2%             6.9%
Expected life                                           6 YEARS           6 years          6 years


8.    BENEFIT PLANS

8.1   PENSION PLANS

The Company has noncontributory, defined benefit pension plans covering most employees. Pension benefits are based on the participant's average monthly compensation and length of credited service offset by an amount that complies with federal regulations. The Company's funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The Company uses the projected unit credit method for computing pension expense.

The components of pension expense and underlying assumptions were as follows:

                                                            1997             1996              1995
                                                     ------------------------------------------------------
                                                                        (IN THOUSANDS)
Service cost - benefits earned during period                 $  1,891          $  1,826         $  1,346
Interest cost on projected benefit obligation                   2,929             2,660            2,215
Actual return on plan assets                                  (15,617)           (9,087)         (10,178)
Amortization of unrecognized net asset                              -              (261)            (888)
Amortization of unrecognized prior service cost                   195               197              197
Deferral of net asset gain                                     10,148             4,060            5,724
Amortization of gain                                                -                68               38
                                                     ------------------------------------------------------
Total pension income                                         $   (454)        $    (537)        $ (1,546)
                                                     ======================================================


Assumptions:
 Weighted average discount rate on benefit
   obligation                                                    7.25%             7.50%            7.25%
 Rate of increase in compensation levels                         4.00%             4.00%            4.00%
 Expected long-term rate of return on plan assets               10.00%            10.00%           10.00%

The funded status of the plans and the prepaid pension expenses included in other assets at DECEMBER 31 were as follows:

                                                                                   December 31
                                                                             1997              1996
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Actuarial present value of benefit obligation:
    Vested                                                                $  32,926        $  27,558
    Nonvested                                                                 3,465            4,000
    Additional minimum liability                                                  -              205
                                                                       ------------------------------------
Accumulated benefit obligation                                               36,391           31,763
Effect of increase in compensation levels                                     7,002            5,831
                                                                       ------------------------------------
Projected benefit obligation                                                 43,393           37,594
Plan assets at fair value                                                    80,102           65,159
                                                                       ------------------------------------
Plan assets in excess of projected benefit obligation                        36,709           27,565
Unrecognized net gain                                                       (23,548)         (15,881)
Unrecognized prior service cost                                                  78              274
                                                                       ------------------------------------
Prepaid pension expense                                                   $  13,239        $  11,958
                                                                       ====================================

More than 85% of the plan assets were invested in fixed maturity and equity securities at the plan's most recent balance sheet date.

8.2   POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

The Company and its life insurance subsidiaries, together with certain other insurance subsidiaries of the Parent Company, have life, medical, supplemental major medical, and dental plans for certain retired employees and agents. Most plans are contributory, with retiree contributions adjusted annually to limit employer contributions to predetermined amounts. The Company has reserved the right to change or eliminate these benefits at any time.

The life plans are fully insured. A portion of the retiree medical and dental plans are funded through a voluntary employees' beneficiary association ("VEBA") established in 1994; the remainder is unfunded and self-insured. All of the retiree medical and dental plans assets held in the VEBA were invested in readily marketable securities at its most recent balance sheet date.

The plans' combined funded status and the accrued postretirement benefit cost included in other liabilities were as follows:

                                                                                   December 31
                                                                             1997              1996
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Actuarial present value of benefit obligation:
   Retirees                                                               $  2,469         $  5,199
   Fully eligible active plan participants                                     259              251
   Other active plan participants                                            3,214            2,465
                                                                       ------------------------------------
Accumulated postretirement benefit obligation                                5,942            7,915
   Plan assets at fair value                                                   159              106
                                                                       ------------------------------------
Accumulated postretirement benefit obligation in excess
  of plan assets at fair value                                               5,783            7,809
Unrecognized net gain                                                       (1,950)            (243)
                                                                       ------------------------------------
Accrued postretirement benefit cost                                       $  3,833         $  7,566
                                                                       ====================================

Weighted-average discount rate on postretirement benefit
    obligation                                                                7.25%            7.50%

The components of postretirement benefit expense were as follows:

                                                            1997             1996              1995
                                                     ------------------------------------------------------
                                                                        (IN THOUSANDS)
Service cost-- benefits earned                          $  211            $   218          $  171
Interest cost on accumulated postretirement
 benefit obligation                                        390                626             638
                                                     ------------------------------------------------------
Postretirement benefit expense                          $  601            $   844          $  809
                                                     ======================================================

9.    DERIVATIVE FINANCIAL INSTRUMENTS

9.1   USE OF DERIVATIVE FINANCIAL INSTRUMENTS

The Company's use of derivative financial instruments is generally limited to interest rate and currency swap agreements, and options to enter into interest rate swap agreements (call swaptions). The Company accounts for its derivative financial instruments as hedges. Hedge accounting requires a high correlation between changes in fair values or cash flows or the derivative financial instruments and the specific items being hedged, both at inception and throughout the life of the hedge.

9.2   INTEREST RATE AND CURRENCY SWAP AGREEMENTS

Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed-rate basis, or vice versa, and to hedge against the risk of rising prices on anticipated investment security purchases. Currency swap agreements are infrequently used to effectively convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specified exchange rates, and to hedge against currency rate fluctuations on anticipated investment security purchases.

The difference between amounts paid and received on swap agreements is recorded on an accrual basis as an adjustment to net investment income or interest expense, as appropriate, over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or assets.

The fair values of swap agreements are recognized in the consolidated balance sheet if they hedge investments carried at fair value or if they hedge anticipated purchases of such investments. In this event, changes in the fair value of a swap agreement are reported in net unrealized gains on securities included in shareholders' equity, consistent with the treatment of the related investment security. For swap agreements hedging anticipated investment purchases, the net swap settlement amount or unrealized gain or loss is deferred and included in the measurement of the anticipated transaction when it occurs.

Swap agreements generally have terms of two to ten years. Any gain or loss from early termination of a swap agreement is deferred and amortized into income over the remaining term of the related investment. If the underlying investment is extinguished or sold, any related gain or loss on swap agreements is recognized in income. Average floating rates may change significantly, thereby affecting future cash flows.

Interest rate and currency swap agreements related to investment securities at December 31 were as follows:

                                                                             1997              1996
                                                                       ------------------------------------
                                                                              (DOLLARS IN MILLIONS)
Interest rate swap agreements to pay fixed rate:
   Notional amount                                                           $ 15              $ 60
   Average receive rate                                                      6.74%             6.19%
   Average pay rate                                                          6.48%             6.42%
Interest rate swap agreements to receive fixed rate:
   Notional amount                                                           $144              $ 44
   Average receive rate                                                      6.89%             6.84%
   Average pay rate                                                          6.37%             6.01%
Currency swap agreements (receive U.S. dollars/pay Canadian
 dollars):
   Notional amount (in U.S. dollars)                                         $139              $ 99
   Average exchange rate                                                     1.50              1.57


9.3   CALL SWAPTIONS

Options to enter into interest rate swap agreements are used to limit the Company's exposure to reduced spreads between investment yields and interest crediting rates should interest rates decline significantly over prolonged periods. During such periods, the spread between investment yields and interest crediting rates may be reduced as a result of certain limitations on the Company's ability to manage interest crediting rates. Call swaptions allow the Company to enter into interest rate swap agreements to receive fixed rates and pay lower floating rates, effectively increasing the spread between investment yields and interest crediting rates.

Premiums paid to purchase call swaptions are included in investments and are amortized to net investment income over the exercise period of the swaptions. If a call swaption is terminated, any gain is deferred and amortized to insurance and annuity benefits over the expected life of the insurance and annuity contracts and any unamortized premium is charged to income. If a call swaption ceases to be an effective hedge, any related gain or loss is recognized in income.

During 1997, the Company purchased call swaptions which expire in 1998. These call swaptions had a notional amount of $1.35 billion and strike rates ranging from 4.5% to 5.5% at December 31, 1997. Should the strike rates remain below market rates, the call swaptions will expire and the Company's exposure would be limited to the premiums paid.

9.4   CREDIT AND MARKET RISK

Derivative financial instruments expose the Company to credit risk in the event of non-performance by counterparties. The Company limits this exposure by entering into agreements with counterparties having high credit ratings and by regularly monitoring the ratings. The Company does not expect any counterparty to fail to meet its obligation; however, non-performance would not have a material impact on the Company's consolidated results of operations and financial position.

The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of the agreements and the related items being hedged.

Derivative financial instruments related to investment securities did not have a material effect on net investment income in 1997, 1996 or 1995.

10.   FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of the fair value of financial instruments. This standard excludes certain financial instruments and all nonfinancial instruments, including policyholder liabilities for life insurance contracts from its disclosure requirements. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all of the Company's assets and liabilities and (2) the reporting of investments at fair value without a corresponding revaluation of related policyholder liabilities can be misinterpreted.

Carrying amounts and fair values for those financial instruments covered by SFAS 107 at DECEMBER 31, 1997 are presented below:

                                                                             FAIR            CARRYING
                                                                             VALUE            AMOUNT
                                                                       ------------------------------------
                                                                                  (IN MILLIONS)
Assets:
   Fixed maturity and equity securities *                                 $    27,408      $    27,408
Mortgage loans on real estate                                             $     1,702      $     1,660
Policy loans                                                              $     1,127      $     1,094
Investment in parent company                                              $        38      $        38
   Indebtedness from affiliates                                           $        97      $        97
   Liabilities:
Insurance investment contracts                                            $    24,011      $    24,497

* Includes derivative financial instruments with negative fair value of $4.2 million and $10.8 million and positive fair value of $7.2 million and $.6 million at December 31, 1997 and 1996, respectively.

The following methods and assumptions were used to estimate the fair values of financial instruments:

      FIXED MATURITY AND EQUITY SECURITIES

      Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

      MORTGAGE LOANS ON REAL ESTATE

      Fair value of mortgage loans was estimated primarily using discounted cash flows based on contractual maturities and risk-adjusted discount rates.

      POLICY LOANS

      Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions incorporating market rates.

      INVESTMENT IN PARENT COMPANY

      The fair value of the investment in Parent Company is based on quoted market prices of American General Corporation common stock.

      INSURANCE INVESTMENT CONTRACTS

      Insurance investment contracts do not subject the Company to significant risks arising from policyholder mortality or morbidity. The majority of the Company's annuity products are considered insurance investment contracts. Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

      INDEBTEDNESS FROM AFFILIATES

      Indebtedness from affiliates is composed of accounts receivable and notes receivable from affiliates. Due to the short-term nature of accounts receivable, fair value is assumed to equal carrying value. Fair value of notes receivable was estimated using discounted cash flows based on contractual maturities and discount rates that were based on U.S. Treasury rates for similar maturity ranges.

11.   DIVIDENDS PAID

American General Life Insurance Company paid $402 million, $189 million, and $207 million in dividends on common stock to AGC Life Insurance Company in 1997, 1996, and 1995, respectively. The 1995 dividends included $701 thousand in the form of furniture and equipment. In addition, in 1996, the Company paid $680 thousand in dividends on preferred stock to Franklin.

12.   RESTRICTIONS, COMMITMENTS, AND CONTINGENCIES

The Company and its insurance subsidiaries are restricted by state insurance laws as to the amounts they may pay as dividends without prior approval from their respective state insurance departments. At December 31, 1997, approximately $2.6 billion of consolidated shareholders' equity represents net assets of the Company which cannot be transferred, in the form of dividends, loans, or advances to the Parent Company. Approximately $2.0 billion of consolidated shareholders' equity is similarly restricted as to transfer from its subsidiaries to the Company.

Generally, the net assets of the Company's subsidiaries available for transfer to the Parent are limited to the amounts that the subsidiaries' net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payments of such amounts as dividends may be subject to approval by regulatory authorities and are generally limited to the greater of 10% of policyholders' surplus or the previous year's statutory net gain from operations.

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, and future minimum rental commitments and rental expense under operating leases are not material.

In recent years, various life insurance companies have been named as defendants in class action lawsuits relating, to life insurance pricing and sales practices, and a number of these lawsuits has resulted in substantial settlements. The Company is a defendant in such purported class action lawsuits, asserting claims related to pricing and sales practices. These claims are being defended vigorously by the Company. Given the uncertain nature of litigation and the early stages of this litigation, the outcome of these actions cannot be predicted at this time. The Company nevertheless believes that the ultimate outcome of all such pending litigation should not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more of these actions or other future proceedings could have a material adverse effect on results of operations for a given period. No provision has been made in the consolidated financial statements related to this pending litigation because the amount of loss, if any, from these actions cannot be reasonably estimated at this time.

The Company is a party to various other lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions, such as Alabama, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama continues to increase and creates the potential for an unpredictable judgment in any given suit.

The increase in the number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in increased assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 1997 and , the Company has accrued $7.6 million and $16.1 million, respectively, for guaranty fund assessments, net of $4.3 million and $4.1 million, respectively, of premium tax deductions. The Company has recorded receivables of $9.7 million and $10.9 million at December 31, 1997 and 1996, respectively, for expected recoveries against the payment of future premium taxes. Expenses incurred for guaranty fund assessments were $2.1 million, $6.0 million, and $22.4 million in 1997, 1996, and 1995, respectively.

13.   REINSURANCE

Reinsurance transactions for the years ended December 31, 1997, 1996, and 1995 were as follows:

                                                                                                             PERCENTAGE
                                                       CEDED TO OTHER    ASSUMED FROM                         OF AMOUNT
                                      GROSS AMOUNT       COMPANIES      OTHER COMPANIES     NET AMOUNT      ASSUMED TO NET
                                    ----------------------------------------------------------------------------------------
                                                                (IN THOUSANDS)
December 31, 1997
Life insurance in force               $   45,963,710   $   10,926,255      $  4,997       $   35,042,452          0.01%2
                                    =======================================================================
Premiums:
   Life insurance and annuities       $      100,357   $       37,294      $     75       $       63,138          0.12%
   Accident and health insurance               1,208              172             -                1,036          0.00%
                                    -----------------------------------------------------------------------
Total premiums                        $      101,565   $       37,466      $     75       $       64,174          0.12%
                                    =======================================================================

Premiums:
   Life insurance and annuities       $      104,225   $       34,451      $     36       $       69,810          0.05%
   Accident and health insurance               1,426               64             -                1,362          0.00%
                                    -----------------------------------------------------------------------
Total premiums                        $      105,651   $       34,515      $     36       $       71,172          0.05%
                                    =======================================================================

December 31, 1995
Life insurance in force               $   44,637,599   $    7,189,493      $  5,771       $   37,453,877          0.02%
                                    =======================================================================
Premiums:
   Life insurance and annuities       $      103,780   $       26,875      $    171       $       77,076          0.22%
   Accident and health insurance               1,510               82             -                1,428          0.00%
                                    -----------------------------------------------------------------------
Total premiums                        $      105,290   $       26,957      $    171       $       78,504          0.22%
                                    =======================================================================

Reinsurance recoverable on paid losses was approximately $2,278,000, $6,904,000, and $6,190,000 at December 31, 1997, 1996, and 1995, respectively.
Reinsurance recoverable on unpaid losses was approximately $3,210,000, $4,282,000, and $2,775,000 at December 31, 1997, 1996, and 1995, respectively.

14.   ACQUISITIONS

Effective  December  31,  1995,  the Company  purchased  Franklin  United Life
Insurance Company, a subsidiary of Franklin, which is a wholly owned subsidiary of the Parent Company. This purchase was effected through issuance of $8.5 million in preferred stock to Franklin. The acquisition was accounted for using the purchase method of accounting and is not material to the operations of the Company.

15.   YEAR 2000 CONTINGENCY (UNAUDITED)

Management has been engaged in a program to render the Company's computer systems (hardware and mainframe and personal applications software) Year 2000 compliant. The Company will incur internal staff costs as well as third-party vendor and other expenses to prepare the systems for Year 2000. The cost of testing and conversion of systems applications has not had, and is not expected to have, a material adverse effect on the Company's results of operations or financial condition. However, risks and uncertainties exist in most significant systems development projects. If conversion of the Company's systems is not completed on a timely basis, due to nonperformance by third-party vendors or other unforeseen circumstances, the Year 2000 problem could have a material adverse impact on the operations of the Company.